UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04032

Sit Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	March 31, 2008

Date of reporting period:	March 31, 2008

Item 1:   Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	March 31, 2008

Date of reporting period:	March 31, 2008

Item 1:   Reports to Stockholders

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 334-5888

Date of fiscal year end:	March 31, 2008

Date of reporting period:	March 31, 2008

Item 1:   Reports to Stockholders

Sit Mutual Funds

Bond Funds
Annual Report
March 31, 2008

Money Market Fund

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds
BOND FUNDS ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds
One Year Ended March 31, 2008

Chairman’s Letter

Dear fellow shareholders:

          Interest rates declined and the yield curve steepened as a result of multiple reductions in the targeted federal funds rate by the Federal Open Market Committee (FOMC), which were unprecedented in both their frequency and magnitude. The 3-month T-Bill yield declined the most during the past 12 months, dropping 3.71% to yield 1.32% at March 31, 2008, while the 30-year maturity U.S. Treasury yield fell by 0.54% to 4.31%. The Federal Reserve also aggressively continued to employ multiple methods of providing liquidity to banks and primary dealers to address the effects of the sub-prime mortgage crisis.
          The Federal Reserve cut rates a cumulative 300 basis points from the 5.25% peak last year. The most recent action occurred on March 18th when the FOMC voted to cut the federal funds target rate by 75 basis points to 2.25%. We expect that additional cuts will be made to help minimize the economic fallout caused by the decline in investor demand for mortgage securities backed by adjustable rate mortgages made to borrowers with lower credit quality. However, we believe the Fed has done so much already that the worst of the financial crisis is likely behind us.
          With respect to the U.S. economy, GDP growth slowed significantly in the first quarter of 2008 and we expect that second quarter real GDP growth will be slightly negative at -0.5%. To date, the key support factor for the U.S. economy has been the consumer sector which accounts for 70% of U.S. GDP. Changes in monthly real personal consumption expenditures (PCE) have been slowly declining since August 2007 and is on pace to fall below 2%. This trend has tracked the trend in unemployment and largely underpins our forecast for weak real U.S. GDP growth through the first half of 2008.
           The current difficulties in the residential real estate market are likely to persist for some time. Though housing starts appear to be near a bottom, new houses for sale, new house prices, and existing houses for sale all appear to have further to go in the correction phase. Despite this weakness, most homes are likely worth more than they were five years ago. The weak housing market has not prevented the annual headline CPI data from showing a sharp rise as rising fuel and food prices have continued throughout the year. However, core CPI (excludes food and energy) remains relatively mild at +2.4%.
          The U.S. dollar exchange rate declined to 70.3 in March, as measured by the Federal Reserve’s trade-weighted major currencies index. The decline has coincided with the worsening sub-prime mortgage crisis. As we move toward resolution of the U.S. credit crunch, the dollar is likely to rebound.
          February’s budget deficit of $176 billion was slightly worse than the expectation of $170 billion, and significantly worse than the $120 billion deficit recorded in February 2007. For the first five months of fiscal 2008 through February, receipts are up just +1.3% while outlays have increased +10.2%. For the fiscal 2008 budget, the Office of Management and Budget (OMB) currently projects a deficit of $410 billion, which includes the recently passed economic stimulus bill.

Strategy Summary
          We expect the deceleration in U.S. economic growth to most likely bottom in the first half of 2008 due to the large amount of fiscal and monetary stimulus in place. However, we are forecasting the recovery to potential GDP growth to be rather drawn out, as all of the economic fallout from the real estate correction works its way through the system. As a result, we estimate that real GDP growth will be +1.2% for calendar year 2008. Our forecast for CPI inflation in 2008 is in a range between +3.0 % and +3.5%.
          The U.S. economy and financial markets experienced unprecedented difficulties over the past nine months. Liquidity, or credit, crises are driven by fear resulting from an inability to quantify the downside risk to various investments. Likewise, liquidity crises all eventually end once enough clarity returns for investors to be able to make rational risk/reward assessments.
          The uncertainty that sparked the current problems began with delinquencies for adjustable-rate subprime mortgages accelerating at rates – and reaching levels – never before witnessed, with seemingly no end in sight, making it difficult for analysts to have confidence in their valuation models. The unprecedented rise in delinquent loans and defaults was primarily due to the sharp increase in payments due as mortgage rates reset higher with the increase in short term rates that occurred last year. For example, typical adjustable-rate subprime mortgage borrowers typically would experience a $400 per month increase in their payment. Some suggest that other factors such as sloppy underwriting by lenders are to blame for the high default rates; however, the fixed-rate mortgages made with admittedly low levels of borrower documentation are defaulting at rates that are a fraction of the average default rates for adjustable-rate subprime mortgages, so the problem is more pervasive than this argument suggests.
          The first signs of the effects of “reset shock” appeared in the fourth quarter of 2006. This followed the first batch of subprime adjustable-rate mortgages that had to contend with the Federal Reserve’s determined efforts to raise interest rates. The sudden and unprecedented spike in defaults halted funding for subprime borrowers by February of 2007. As a result, just as the largest waves of resets were about to occur, subprime borrowers were denied the opportunity to refinance into a fixed-rate mortgage.
          Thankfully, the underlying cause of the mortgage problems is now being addressed. Specifically, the “reset shock” for all borrowers with an adjustable-rate mortgage has been effectively eliminated for mortgages resetting after April 1, 2008. Also, nearly every mortgage that reset higher in 2007 will have its interest rate and monthly payment decline in coming months. The average initial rate of currently outstanding subprime adjustable-rate mortgages is 8.5%. The reset formula uses 6-Month LIBOR yield plus 6.0%. While 6-Month LIBOR ranged from 5.0% to 5.5% during 2007, LIBOR yields have recently been between 2.4% and 2.9%. Prime, or higher quality, borrowers with adjustable-rate mortgages have their rate reset at 2.5% over T-Bill yields which means their rate will come down to around 4.25%. Conventional mortgage rates have also dropped significantly and $10 to $15 billion of new mortgages are being originated every week. The specter of massive defaults from $400 billion of adjustable-rate subprime mortgages scheduled to reset in 2008 has been transformed into a source of economic stimulus in the second half of 2008. As a result of this and the roughly $150 billion in fiscal stimulus, we expect defaults to slow significantly over the coming months. In turn, the pressure on financial markets should lessen. The Federal Reserve has created several new liquidity facilities, including those that directly lend to primary dealers and that accept non-agency mortgages for the first time. Eventually, the Fed’s actions and the record buildup of $3.5 trillion in money market funds by investors looking for safety will seek higher yields, easing the liquidity crisis. Subprime mortgage losses will slow, but will still be large. However, the financial crisis should recede from a full-blown credit crunch where high-quality securities of all types suffer. With the return of rational valuations, market liquidity and normality will return.
          We continue to focus on securities with structures that offer relatively higher current yield and more stable price characteristics. We believe our emphasis on income will continue to provide attractive relative returns for long-term investors.
          Our investment approach remains focused on securities that provide incremental yield and stable credit outlooks. Despite recent underperformance, there are several factors that support our view that municipals offer a very attractive risk/reward profile in this environment, including their relative yield valuations to taxable bonds, widening credit spreads, and a dislocation in market participants. In addition, the steepness of the yield curve suggests that the absolute yields offered by longer duration bonds are particularly attractive. Continued volatility from supply and demand imbalances should continue to provide opportunities in the near term. Portfolio diversification remains a key tenet in managing risk. Fundamental factors, including slow economic growth ahead and likely higher tax rates under a new political administration, add support to the technical factors to show that municipals are currently very attractively valued.
          Fixed-income investments are an important component to a well-diversified, long-term portfolio. We believe that the Sit Bond Funds, with dual objectives of high income and stability of principal, offer attractive risk/reward profiles to complement equity holdings. We appreciate your continued interest and involvement in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.

With best wishes,

Eugene C. Sit, CFA
Chairman and Co-Global Chief Investment Officer

Sit Mutual Funds
One Year Ended March 31, 2008

Performance Summary - Bond Funds

          The Federal Reserve cut rates three times and a total of 200 basis points during the first quarter of 2008. The most recent action taken by the FOMC on March 18 cut the federal funds target rate by 75 basis points to 2.25%.
          The previous twelve months were highly volatile for municipal bonds as continued fallout from the subprime crisis further exacerbated the flight to quality that began last summer. In particular, the bond insurers with significant exposure to mortgages continued to make headlines due to concerns surrounding their exposure to subprime loans. The municipal yield curve steepened further as the Federal Reserve continued to lower short-term rates to alleviate the financial crisis and investors continued to seek safety in shorter maturity bonds. While the municipal yield curve saw a similar amount of steepening as the Treasury curve during the quarter, how it got there was materially different; yields on short-term municipals fell by around -1.0 % during the quarter, while yields on longer maturity municipals rose sharply. The Bond Buyer 40-Bond Index yield ended the quarter at 5.18%, after reaching as high as 5.42% on February 29, 2008, a level not seen since mid-2002.
          The increase in municipal yields resulted from several events, including the ratings downgrades (and prospective downgrades) of the monoline bond insurers. This contributed to a number of liquidity issues in the municipal marketplace during the quarter as uncertainties surrounding credit quality resulted in an unsustainable rise in short-term borrowing costs for many issuers of auction rate securities (ARS) engaged in interest rate swaps and leveraged municipal players. Forced selling contributed to severe supply and demand imbalances at a time when the financial strength of other market participants was also at question, causing credit spreads to widen further and lower rated securities to underperform.
          The divergence between municipal and Treasury yields has resulted in extremely cheap relative yield valuations for municipals. The increase in relative yield comparisons between long maturity, high grade municipals and Treasuries reached a pre-tax adjusted ratio of 125% in February, their cheapest relative valuation levels in over 20 years. As of March 31, 2008, relative yield comparisons of high grade municipals to corporates also appeared compelling.
          Looking ahead, we expect to see the continued fall- out from the housing crisis, and believe the Fed will continue to lower rates at the risk of higher inflation. As such, we continue to focus on high quality securities that have the potential to outperform as yields rise.

SIT FIXED-INCOME FUNDS	Three Month*	Six Month*
U.S. Government Securities SNGVX	3.05	5.68
Lehman Inter. Govt. Bond Index	4.11	7.61
Tax-Free Income(1) SNTIX	-1.19	-1.80
Lehman 5-Year Municipal Bond Index	1.93	3.88
Minnesota Tax-Free Income SMTFX	-0.44	-0.57
Lehman 5-Year Municipal Bond Index	1.93	3.88

SIT MONEY MARKET FUND
Money Market Fund(2) SNIXX	0.86	1.98
3-Month Treasury Bill	0.52	1.41

*3- and 6-month returns not annualized.

	TOTAL RETURN BY CALENDAR YEAR
	1998	1999
U.S. Government Securities SNGVX	6.52%	1.37%
Lehman Interm. Govt. Bond Index	8.49	0.49
Tax-Free Income SNTIX	6.29	-4.01
Lehman 5-Year Municipal Bond Index	5.84	0.74
Minnesota Tax-Free Income SMTFX	6.14	-3.82
Lehman 5-Year Municipal Bond Index	5.84	0.74

Money Market Fund(1) SNIXX	5.17	4.79
3-Month Treasury Bill	5.01	4.88

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual returns include reinvestment of all dividends and capital gains. For any returns less than one year, the returns are cumulative. Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. This and other information is contained in the Funds’ prospectus, which may be obtained by calling or visiting www.sitfunds.com. Please read the prospectus carefully before you invest or send money. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)	Pursuant to a Plan of Reorganization on 4/23/07, the Tax-Free Income Fund acquired all of the assets of Florida Tax-Free Income Fund in exchange for shares of common stock of the Tax-Free Income Fund.
(2)	Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93
(3)	Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/08.
(4)	For individuals in the 25%, 28%, 33% and 35% federal tax brackets, the federal tax equivalent yields are 6.24%, 6.50%, 6.99% and 7.20%, respectively. (Income subject to state tax, if any.)
(5)

For Minnesota residents in the 25%, 28%, 33% and 35% federal tax brackets, the double exempt tax equivalent yields are 6.74%, 7.02%, 7.55% and 7.78%, respectively. (Assumes the maximum Minnesota tax bracket of 7.85%.)

(6)	The yield quotation more closely reflects the current earnings of the Money Market Fund than the total return quotation which refers to a specific past holding period.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED MARCH 31, 2008
One Year	Three Year	Five Year	Ten Year	Since Inception	Inception Date
8.37	5.52	4.12	5.09	6.70	6/2/87
11.22	6.28	4.34	5.82	6.97
-1.72	1.84	2.39	3.28	5.45	9/29/88
6.19	4.19	3.42	4.65	5.80
-0.25	3.10	3.39	3.96	4.79	12/1/93
6.19	4.19	3.42	4.65	4.87

4.43	4.17	2.86	3.40	3.84	11/1/93
3.77	4.21	3.08	3.55	4.03

AS OF 3/31/08

30-Day SEC Yield	Distribution Rate(3)
4.19%	4.70%

4.68 (4)	4.19

4.66 (5)	4.23

7-Day Yield(6)	7-Day Effective Yield(6)
2.85%	2.89%

TOTAL RETURN BY CALENDAR YEAR
2000	2001	2002	2003	2004	2005	2006	2007	YTD 2008
9.15%	8.56%	5.79%	1.19%	3.35%	2.49%	4.13%	6.92%	3.05%
10.47	8.42	9.64	2.29	2.33	1.68	3.84	8.47	4.11
8.32	5.84	5.69	2.87	3.96	3.30	3.54	0.26	-1.19
7.72	6.21	9.27	4.13	2.72	0.95	3.34	5.15	1.93
8.09	5.85	7.06	4.42	3.68	4.44	4.92	1.04	-0.44
7.72	6.21	9.27	4.13	2.72	0.95	3.34	5.15	1.93

6.03	3.67	1.25	0.65	0.88	2.77	4.59	4.79	0.86
6.16	3.50	1.67	1.03	1.41	3.26	5.00	4.56	0.52

Sit Mutual Funds
Average Annual Total Returns for Periods Ended December 31, 2007

     The tables below show the Funds’ average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2007. The index information is intended to permit you to compare each Fund’s performance to a broad measure of market performance. Index information does not reflect deductions for fees, expenses, or taxes. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.
     A Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.
     A Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.
     The Funds’ past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit U.S. Government Securities Fund	1 Year	5 Years	10 Years

Return Before Taxes	6.9%	3.6%	4.9%
Return After Taxes on Distributions	5.1%	2.2%	3.1%
Return After Taxes on Distributions and Sale of Fund Shares	4.8%	2.3%	3.2%
Lehman Intermediate Government Bond Index	8.5%	3.7%	5.6%

Sit Tax-Free Income Fund	1 Year	5 Years	10 Years

Return Before Taxes	0.3%	2.8%	3.6%
Return After Taxes on Distributions	0.3%	2.8%	3.5%
Return After Taxes on Distributions and Sale of Fund Shares	0.9%	3.0%	3.7%
Lehman 5-Year Municipal Bond Index	5.2%	3.3%	4.6%

Sit Minnesota Tax-Free Income Fund	1 Year	5 Years	10 Years

Return Before Taxes	1.0%	3.7%	4.1%
Return After Taxes on Distributions	1.0%	3.7%	4.1%
Return After Taxes on Distributions and Sale of Fund Shares	1.5%	3.8%	4.2%
Lehman 5-Year Municipal Bond Index	5.2%	3.3%	4.6%

This page has been left blank intentionally.

Sit Money Market Fund
One Year Ended March 31, 2008

Michael C. Brilley, Senior Portfolio Manager Mark H. Book, CFA, Portfolio Manager

          The Sit Money Market Fund provided a return of +4.43% during the twelve month period ended March 31, 2008, compared to the return of the 3-Month Treasury Bill of 3.77%. As of March 31st, the Fund’s 7-day effective yield was 2.89% and its average maturity was 80 days.
          The Federal Reserve reduced its Federal Funds rate target by 3.00% over the last 12 months to 2.25%, pushing short term interest rates down. The actions from the Fed were done in response to increasing investor concerns regarding housing market weakness combined with weakness in the overall economy that caused a number of financial markets to seize during the third quarter of 2007 and resulted in continued ongoing market disruption. Short-term yields declined the most in conjunction with the Fed action, and long term interest rates declined as well, as market participants reduced their expectations for inflation in conjunction with the decline in economic growth. With housing prices continuing to decline and the number of mortgages currently in default at a record level, we expect the Fed action to improve conditions in the housing market over time as adjustable rate mortgages reset at attractive levels. We believe that this will serve as a catalyst to reduce overall market disruptions, returning bond markets to normalcy over time. We expect the Federal Reserve to keep short term interest rates low in the near term, to insure that interest payments remain at levels that borrowers can afford.
          The portfolio’s average maturity was extended during the 3rd quarter of 2007 after it had become apparent that the Federal Reserve was willing to risk higher levels of inflation to restore economic growth, to a level of 80 days as of March 31, 2008. We expect the average maturity to remain near the long end of the allowable maximum of 90 days in the near term, to allow the Fund to lock in higher yields in the event that the Federal Reserve elects to reduce interest rates even further. The Fund has no direct exposure to any of the types of securities that have recently experienced marketplace disruption, including Auction Rate Preferred Securities, Structured Investment Vehicles, or sub-prime mortgage securities, and continues to invest only in securities that fall in the top tier in terms of credit quality.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.
          An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO SUMMARY

Net Asset Value 3/31/08:	$1.00 Per Share
3/31/07:	$1.00 Per Share

Total Net Assets:	$71.6 Million

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

Sit Money Market Fund		3-Month U.S. Treasury Bill	Lipper Money Market

3 Month**	0.86%	0.52%	0.86%
6 Month**	1.98	1.41	N/A
1 Year	4.43	3.77	4.44
5 Years	2.86	3.08	2.79
10 Years	3.40	3.55	3.36
Inception	3.84	4.03	3.80
(11/1/93)

CUMULATIVE TOTAL RETURNS*

Sit Money Market Fund		3-Month U.S. Treasury Bill	Lipper Money Market

1 Year	4.43%	3.77%	4.44%
5 Year	15.12	16.38	14.73
10 Year	39.69	41.72	39.23
Inception	72.27	76.88	71.19
(11/1/93)

*As of 3/31/08		**Not annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Money Market funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will maintain a $1 share value. Yield fluctuates. Past performance is not a guarantee of future results. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the 3-Month U.S. Treasury Bill. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

GROWTH OF $10,000

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/08 would have grown to $17,227 in the Fund or $17,688 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.

SIT MONEY MARKET MATURITY RANGES

Sit Money Market Fund

March 31, 2008
Portfolio of Investments

Quantity ($) Name of Issuer		Market Value ($)(1)

Commercial Paper (69.7%) (2)
Banking (4.3%)
	Bank of America Corp:
500,000	2.60%, 4/3/08	499,928
2,600,000	3.05%, 4/7/08	2,598,678

		3,098,606

Captive Auto Finance (2.8%)
2,000,000	Toyota Motor Credit Corp.,
	4.70%, 4/30/08	1,992,428

Captive Equipment Finance (3.5%)
1,000,000	IBM Corp.,
	2.52%, 4/10/08 (5)	999,370

1,500,000	Pitney Bowes Inc.,
	2.20%, 4/7/08 (5)	1,499,450

		2,498,820

Consumer Durables (4.9%)
	American Honda Finance:
2,000,000	2.83%, 4/2/08	1,999,843
743,000	2.86%, 4/2/08	742,941
750,000	2.77%, 4/4/08	749,827

		3,492,611

Consumer Loan Finance (8.2%)
	American Express Credit Corp.,
1,000,000	2.70%, 8/8/08	990,325
717,000	2.68%, 8/8/08	710,114
1,800,000	2.70%, 11/28/08	1,767,465
	American General Financial Corp.:
1,000,000	3.18%, 4/4/08	999,735
400,000	2.55%, 8/25/08	395,863
1,000,000	2.59%, 9/19/08	987,697

		5,851,199

Consumer Non-Durables (14.2%)
	Archers Daniels Midland:
250,000	3.02%, 5/23/08	248,909
500,000	2.70%, 6/24/08	496,850
3,000,000	2.80%, 7/21/08	2,974,100
3,000,000	Coca Cola Company,
	2.63%, 5/12/08 (5)	2,991,014
500,000	Hershey Co.,
	2.64%, 4/16/08 (5)	499,450
3,000,000	Procter & Gamble Co.,
	2.65%, 4/11/08 (5)	2,997,792

		10,208,115

Diversified Finance (7.6%)
2,000,000	GE Capital Corp.,
	4.70%, 4/17/08	1,995,822

Quantity ($) Name of Issuer		Market Value ($)(1)

	GE Capital Services:
2,500,000	4.87%, 5/8/08	2,487,487
1,000,000	2.61%, 8/7/08	990,720

		5,474,029

Energy (4.9%)
	Chevron Corp.:
1,500,000	2.15%, 4/8/08	1,499,373
1,000,000	2.15%, 4/9/08	999,522
1,000,000	Chevron Funding Corp.,
	2.60%, 4/24/08	998,339

		3,497,234

Financial Services (4.9%)
	UBS Finance Corp.:
600,000	2.35%, 4/1/08	600,000
1,000,000	2.95%, 6/6/08	994,592
500,000	2.99%, 6/4/08	497,342
1,400,000	2.52%, 6/17/08	1,392,454

		3,484,388

Health Technology (4.2%)
3,000,000	Pfizer, Inc.,
	4.41%, 5/13/08 (5)	2,984,565

Insurance (4.8%)
	AIG Funding, Inc.:
436,000	2.70%, 4/10/08	435,706
1,400,000	2.65%, 4/18/08	1,398,248
1,000,000	2.63%, 6/24/08	993,863
622,000	2.52%, 7/25/08	616,993

		3,444,810

Producer Manufacturing (1.0%)
700,000	General Electric Co.,
	2.25%, 4/1/08	700,000

Retail Trade (4.4%)
3,200,000	Wal-Mart Stores Inc.,
	2.75%, 4/29/08 (5)	3,193,155

Total Commercial Paper		49,919,960

(cost: $49,919,960)

Corporate Bonds (14.1%) (2)
2,250,000	American Express Credit Corp.:
	3.00%, 5/16/08	2,244,655
1,000,000	American General Financial Corp.,
	2.75%, 6/15/08	995,825
381,000	Bank of America Corp,
	5.88%, 2/15/09	390,024

Quantity ($) Name of Issuer		Market Value ($)(1)

	Caterpillar Financial Services Corp:
1,000,000	3.70%, 8/15/08	996,169
1,000,000	3.45%, 1/15/09	997,017
	GE Capital Corp:
500,000	8.63%, 6/15/08	503,875
1,000,000	3.60%, 10/15/08	995,444
1,500,000	Toyota Motor Credit Corp.,
	5.50%, 12/15/08	1,521,966
1,465,000	Wells Fargo and Co.,
	4.00%, 8/15/08	1,461,460

		10,106,435

(cost: $10,106,435)

Federal Agency Issues (16.3%) (2)
1,155,000	Federal Farm Credit Bank,
	1.50%, 4/3/08	1,154,904
	Federal Home Loan Mortgage Corp:
515,000	4.25%, 5/23/08	516,435
1,500,000	2.04%, 5/27/08	1,495,240
	Federal Home Loan Bank:
1,000,000	2.02%, 4/2/08	999,944
500,000	2.12%, 4/8/08	499,794
3,000,000	4.15%, 1/7/09	2,999,987
2,230,000	4.10%, 1/8/09	2,229,998
	Federal National Mortgage Association:
1,200,000	2.06%, 4/30/08	1,198,009
569,000	5.00%, 7/25/08	573,953

		11,668,264

(cost: $11,668,264)

Total investments in securities
(cost: $71,694,659) (6)		$ 71,694,659

See accompanying notes to portfolios of investments on page 58.   11

Sit U.S. Government Securities Fund
One Year Ended March 31, 2008

Senior Portfolio Managers, Michael C. Brilley and Bryce A. Doty, CFA
Portfolio Manager, Mark H. Book, CFA

          The Sit U.S. Government Securities Fund provided a return of +8.37% during the year ended March 31, 2008, compared to the return of the Lehman Intermediate Government Bond Index of +11.22%. The Fund’s 30-day SEC yield was 4.19% and its 12-month distribution rate was 4.70%.
          During the 12 month time period, the Fund benefited from positive returns in U.S. Government Bonds, as investor concerns of riskier securities caused demand for U.S. Government obligations to increase. The Fund’s positions in collateralized mortgage obligations also contributed positively to returns, as the characteristics of these securities resulted in their prices increasing in conjunction with the overall increase in bond prices during the year. While returns were also positively impacted by the income advantage of the Fund’s positions in agency mortgage pass-through securities, the price stability these securities exhibit detracted from performance as they did not appreciate in price in line with the benchmark.
          The Federal Reserve reduced its Federal Funds rate target by 3.00% over the last 12 months to 2.25%, pushing short-term interest rates down. The actions from the Fed were done in response to increasing investor concerns regarding housing market weakness combined with weakness in the overall economy, which caused a number of financial markets to seize during the third quarter of 2007 and resulted in continued ongoing market disruption. Short-term yields declined the most in conjunction with the Fed action, and long term interest rates declined as well, as market participants reduced their expectations for inflation in conjunction with the decline in economic growth. With housing prices continuing to decline and the number of mortgages currently in default at a record level, we expect the Fed action to improve conditions in the housing market over time as adjustable rate mortgages reset at attractive levels. We believe that this will serve as a catalyst to reduce overall market disruptions, returning bond markets to normalcy over time. We expect the Federal Reserve to keep short term interest rates low in the near term, to ensure that interest payments remain at levels that borrowers can afford. As such, we expect the high levels of income produced by the Fund’s mortgage pass-through securities will provide a highly attractive alternative to other short term fixed-income investments, which has consistently been the case since the Fund’s inception.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
          Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

PORTFOLIO SUMMARY

Net Asset Value 3/31/08:	$10.92 Per Share
3/31/07:	$10.56 Per Share
Total Net Assets:	$254.7 Million
30-day SEC Yield:	4.19%
12-Month Distribution Rate:	4.70%
Average Maturity:	19.2 Years
Effective Duration:	2.4 Years(1)

(1) See next page

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

Portfolio Structure By Sector

AVERAGE ANNUAL TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Lehman Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
3 Month**	3.05%	4.11%	2.63%
6 Month**	5.68	7.61	n/a
1 Year	8.37	11.22	7.75
5 Years	4.12	4.34	3.84
10 Years	5.09	5.82	5.17
Inception	6.70	6.97	6.43
(6/2/87)

CUMULATIVE TOTAL RETURNS*

	Sit U.S. Gov’t Securities Fund	Lehman Inter. Gov’t Bond Index	Lipper U.S. Gov’t Fund Index
1 Year	8.37%	11.22%	7.75%
5 Year	22.37	23.67	20.74
10 Year	64.23	76.01	65.53
Inception	286.41	307.79	266.21
(6/2/87)
*As of 3/31/08.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman Intermediate Government Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio.

GROWTH OF $10,000

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/08 would have grown to $38,641 in the Fund or $40,779 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

ESTIMATED AVERAGE LIFE PROFILE

The Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which may vary from their stated maturities.

Sit U.S. Government Securities Fund
March 31, 2008

Portfolio of Investments

Mortgage Pass-Through Securities (48.9%) (2)
Federal Home Loan Mortgage Corporation (13.1%):

Par ($)	Coupon	Maturity	Market Value ($)(1)

40,092	5.50%	8/1/17	41,044
208,804	6.38%	12/1/26	216,798
74,719	6.38%	8/1/27	78,077
106,725	6.38%	12/1/27	111,520
698,758	6.50%	8/1/29	725,484
3,550,658	6.50%	11/1/35	3,686,463
275,405	7.38%	12/17/24	294,763
425,896	7.50%	1/1/31	451,000
866,921	7.50%	7/1/31	918,510
6,482,869	7.50%	10/1/31	7,049,870
5,175,280	7.50%	4/1/32	5,483,251
1,780,686	7.50%	12/1/32	1,886,652
2,080,537	7.50%	12/1/34	2,181,313
480,091	7.50%	6/1/35	520,670
64,823	7.95%	10/1/25	69,840
71,223	7.95%	10/1/25	77,259
49,786	7.95%	11/1/25	54,005
20,235	8.00%	5/1/17	21,574
60,786	8.00%	1/1/21	65,203
347,876	8.00%	12/1/23	372,458
215,508	8.00%	9/15/24	234,384
21,676	8.00%	12/1/26	23,655
140,590	8.00%	6/1/30	153,646
1,331	8.25%	12/1/08	1,344
45,098	8.25%	12/1/17	48,902
3,923	8.50%	1/1/17	4,279
2,785	8.50%	2/1/17	3,028
25,817	8.50%	3/1/17	28,159
70,507	8.50%	4/1/17	76,183
72,361	8.50%	5/1/17	78,925
23,325	8.50%	5/1/17	25,441
57,658	8.50%	10/1/19	63,439
37,665	8.50%	7/1/21	41,441
329,022	8.50%	12/1/29	357,135
249,427	8.50%	2/1/31	270,740
13,304	8.75%	1/1/17	14,142
2,386	9.00%	5/1/09	2,417
1,266	9.00%	6/1/09	1,282
3,297	9.00%	7/1/09	3,340
7,814	9.00%	12/1/09	7,917
80,570	9.00%	11/1/15	93,625
94,954	9.00%	5/1/16	110,339
34,200	9.00%	10/1/16	36,944
13,286	9.00%	1/1/17	14,452
16,761	9.00%	2/1/17	17,317
20,178	9.00%	6/1/17	22,003

Par ($)	Coupon	Maturity	Market Value ($)(1)

14,357	9.00%	7/1/21	15,959
16,968	9.00%	10/1/21	18,139
227,149	9.00%	11/1/25	252,745
2,344,494	9.00%	5/1/31	2,605,958
166	9.25%	7/1/08	169
918	9.25%	8/1/08	934
4,119	9.25%	7/1/10	4,213
3,451	9.25%	3/1/11	3,494
21,607	9.25%	6/1/16	23,896
17,737	9.25%	3/1/17	19,617
110,987	9.25%	2/1/18	118,994
1,763	9.25%	1/1/19	1,825
58,692	9.25%	3/1/19	63,463
52,561	9.25%	3/1/19	54,878
1,978	9.50%	10/1/08	2,014
14,279	9.50%	2/1/10	14,496
6,846	9.50%	5/1/10	7,216
1,930	9.50%	6/1/10	1,959
2,399	9.50%	1/1/11	2,580
10,638	9.50%	6/1/16	11,831
4,695	9.50%	7/1/16	5,221
26,993	9.50%	10/1/16	30,018
3,230	9.50%	6/1/17	3,601
43,829	9.50%	4/1/18	48,980
513	9.50%	10/1/18	572
215,616	9.50%	6/17/19	237,663
908,532	9.50%	12/17/21	1,006,021
3,862	9.75%	12/1/08	3,939
1,011	9.75%	12/1/08	1,031
4,058	9.75%	11/1/09	4,140
3,917	9.75%	6/1/11	3,995
89,087	9.75%	12/1/16	98,190
38,203	9.75%	6/1/17	44,968
132,900	9.75%	12/1/17	153,428
12,556	10.00%	11/1/10	12,817
16,739	10.00%	11/1/11	17,439
160,036	10.00%	9/1/20	190,532
864,463	10.00%	3/15/25	1,017,698
3,740	10.25%	6/1/10	3,940
29,114	10.25%	2/1/17	30,674
27,830	10.29%	9/1/16	30,264
47,208	10.50%	10/1/13	53,989
21,900	10.50%	5/1/14	23,110
23,314	10.50%	9/1/15	27,407
9,206	10.50%	1/1/19	11,105
237,119	10.50%	6/1/19	280,515
4,199	11.00%	12/1/11	4,729
17,940	11.00%	6/1/15	20,793
6,573	11.00%	2/1/16	7,419

Par ($)	Coupon	Maturity	Market Value ($)(1)

6,132	11.00%	5/1/19	6,730
4,891	11.00%	7/1/19	5,650
532,533	11.00%	8/15/20	624,925
3,064	11.25%	10/1/09	3,250
11,221	11.25%	8/1/11	13,257
15,853	13.00%	5/1/17	19,264

			33,311,887

Federal National Mortgage Association (24.4%):
Par ($)	Coupon	Maturity	Market Value ($)(1)

124,136	3.66%	8/1/33	126,197
206,830	3.70%	8/1/33	210,100
75,528	5.76%	3/1/33	77,210
883,214	5.86%	2/1/34	892,860
22,593	6.24%	3/1/19	23,506
85,102	6.49%	2/1/32	88,693
70,975	6.49%	4/1/32	73,970
1,167,274	6.50%	4/1/32	1,209,942
42,813	6.91%	11/1/26	45,700
178,784	6.91%	8/1/27	190,839
308,489	6.95%	8/1/21	314,765
12,789	7.00%	2/1/17	13,617
866,179	7.00%	6/1/17	904,228
23,486	7.00%	4/1/27	24,967
1,582,313	7.00%	11/1/29	1,684,837
332,264	7.00%	2/1/32	349,022
311,855	7.00%	6/1/32	334,502
351,566	7.00%	4/1/34	369,297
1,022,566	7.45%	6/1/16	1,112,095
335,818	7.50%	11/1/12	352,234
689,890	7.50%	6/1/22	743,939
653,584	7.50%	8/1/22	708,599
1,003,119	7.50%	12/1/22	1,045,616
2,036,548	7.50%	3/1/23	2,122,825
46,494	7.50%	9/1/27	50,248
41,787	7.50%	11/1/29	45,241
129,622	7.50%	8/1/30	140,338
497,199	7.50%	1/1/31	537,597
63,455	7.50%	6/1/31	66,901
229,702	7.50%	3/1/32	247,273
2,090,113	7.50%	7/1/32	2,211,225
77,417	7.50%	8/1/32	81,625
581,698	7.50%	9/1/32	629,785
91,762	7.50%	9/1/32	96,737
1,764,837	7.50%	1/1/33	1,867,101
1,928,382	7.50%	4/1/33	2,040,122
167,972	7.50%	12/1/34	177,705
1,979,835	7.50%	7/1/35	2,116,053
257,786	7.62%	12/1/16	279,660

Par ($)	Coupon	Maturity	Market Value ($)(1)

549,302	7.95%	9/15/20	596,978
7,356	8.00%	8/1/09	7,489
156,312	8.00%	4/1/16	165,080
485,883	8.00%	7/1/21	529,182
142,823	8.00%	1/1/22	154,889
77,143	8.00%	5/1/23	83,546
71,266	8.00%	9/1/23	77,379
717,967	8.00%	7/1/24	781,967
1,650,836	8.00%	10/1/26	1,763,519
358,779	8.00%	9/1/27	390,613
399,138	8.00%	5/1/29	426,382
1,018,530	8.00%	2/1/30	1,088,053
156,963	8.00%	1/1/31	167,480
345,860	8.00%	2/1/31	369,468
1,837,551	8.00%	6/1/31	2,000,591
280,235	8.00%	12/1/31	299,363
576,661	8.00%	9/1/32	628,481
567,380	8.00%	5/1/36	606,123
993,281	8.17%	11/15/31	1,097,070
45,006	8.25%	4/1/22	48,063
486,312	8.33%	7/15/20	541,123
251,530	8.38%	7/20/28	275,432
2,056,037	8.45%	5/31/35	2,256,749
9,130	8.50%	11/1/10	9,453
196,885	8.50%	9/1/13	211,864
442,362	8.50%	2/1/16	506,315
18,594	8.50%	9/1/17	19,845
89,517	8.50%	8/1/18	98,134
25,415	8.50%	7/1/22	28,019
107,227	8.50%	7/1/26	116,121
772,123	8.50%	11/1/26	848,133
349,117	8.50%	11/1/28	383,622
553,943	8.50%	12/1/28	608,476
267,187	8.50%	1/1/30	291,169
63,281	8.50%	11/1/30	69,005
13,421	8.50%	1/1/31	14,635
234,782	8.52%	9/15/30	259,901
477,787	8.71%	7/20/30	524,150
95,782	8.87%	12/15/25	114,134
14,434	9.00%	1/1/09	14,724
3,910	9.00%	5/1/09	3,978
8,153	9.00%	5/1/09	8,370
9,368	9.00%	5/1/09	9,531
24,250	9.00%	3/1/11	25,221
16,997	9.00%	9/1/17	18,606
36,559	9.00%	2/1/18	40,021
15,680	9.00%	10/1/19	17,045
35,364	9.00%	12/15/19	38,390
140,324	9.00%	6/15/25	154,050

See accompanying notes to portfolios of investments on page 58.   15

Sit U.S. Government Securities Fund March 31, 2008

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

669,410	9.00%	6/1/30	741,328
644,336	9.00%	7/1/30	710,870
29,056	9.00%	7/1/31	32,269
5,502,030	9.00%	3/1/32	6,075,531
6,687	9.25%	10/1/09	6,818
7,382	9.25%	7/1/10	7,573
48,475	9.25%	10/1/16	53,468
112,726	9.25%	2/1/17	123,898
190,597	9.34%	8/20/27	217,413
17,375	9.50%	12/1/09	18,129
20,943	9.50%	11/1/18	23,426
44,717	9.50%	5/1/19	50,170
48,317	9.50%	10/1/19	53,391
630,465	9.50%	3/1/20	691,754
687,827	9.50%	7/1/20	767,526
79,958	9.50%	9/1/20	88,895
109,988	9.50%	10/15/20	121,472
22,675	9.50%	12/15/20	24,995
85,529	9.50%	12/15/20	94,741
22,676	9.50%	3/1/21	25,266
29,138	9.50%	4/15/21	32,420
197,976	9.50%	8/1/24	220,557
106,613	9.50%	12/1/24	118,966
185,765	9.50%	5/1/27	208,334
689,922	9.50%	4/1/30	768,616
3,233,796	9.50%	8/1/31	3,613,395
941,434	9.55%	8/20/25	1,114,643
87,591	9.75%	1/15/13	99,252
39,836	9.75%	1/1/21	46,879
165,637	9.75%	10/1/21	196,778
195,473	9.75%	4/1/25	232,223
21,491	10.00%	5/1/11	22,625
78,527	10.00%	7/1/13	89,221
392,259	10.00%	2/1/15	449,553
539,543	10.00%	3/1/15	632,149
58,794	10.00%	11/1/16	68,023
39,666	10.00%	9/1/19	46,640
15,377	10.00%	11/1/20	18,285
12,092	10.00%	1/1/21	14,497
81,393	10.00%	1/1/24	96,023
334,004	10.00%	2/1/28	397,980
267,255	10.18%	7/1/20	312,456
146,713	10.25%	8/15/13	167,047
24,143	10.50%	5/1/15	27,874
154,051	10.50%	1/1/16	180,823
42,773	10.50%	12/1/17	50,978
63,266	10.50%	4/1/22	72,468
7,157	10.75%	11/1/10	7,340
2,467	11.00%	4/1/14	2,848

Par ($)	Coupon	Maturity	Market Value ($)(1)

10,292	11.00%	8/1/15	11,028
17,551	11.00%	4/1/17	19,816
241,437	11.27%	8/15/20	288,437
132,950	11.75%	12/15/26	158,671

			62,110,881

Government National Mortgage Association (11.4%) (3):
Par ($)	Coupon	Maturity	Market Value ($)(1)

363,878	5.50%	9/15/25	377,112
131,796	5.76%	3/20/33	135,355
80,932	5.76%	3/20/33	83,118
108,276	5.76%	3/20/33	111,200
345,745	5.76%	5/20/33	355,083
113,380	5.76%	5/20/33	116,442
91,638	5.76%	6/20/33	94,113
105,806	5.76%	6/20/33	108,663
65,098	6.00%	9/15/18	67,742
81,136	6.05%	3/20/33	83,522
169,341	6.25%	5/15/13	175,562
333,259	6.25%	12/15/23	347,617
225,422	6.25%	1/15/24	235,713
168,176	6.38%	12/15/27	175,400
290,191	6.38%	4/15/28	302,470
148,470	6.49%	11/20/31	155,210
47,383	6.49%	12/20/31	49,534
170,950	6.49%	4/20/32	178,475
73,289	6.49%	6/20/32	76,516
86,769	6.49%	12/20/32	90,589
38,009	6.57%	9/20/32	40,068
64,998	6.57%	1/20/33	68,508
82,653	6.57%	3/20/33	87,116
71,156	6.75%	9/15/15	75,682
296,348	6.75%	8/15/28	314,955
119,412	6.75%	6/15/29	126,845
405,213	6.91%	7/20/26	432,482
28,660	7.00%	9/20/16	30,483
642,340	7.00%	7/15/29	686,915
5,490,320	7.00%	9/15/31	5,781,884
772,243	7.00%	8/20/36	812,288
698,741	7.00%	9/20/36	734,974
16,309	7.05%	2/15/23	17,393
130,030	7.05%	9/20/26	138,250
78,099	7.05%	11/20/26	83,036
63,286	7.05%	1/20/27	67,270
97,926	7.05%	4/20/27	104,091
42,796	7.15%	12/20/26	45,614
74,163	7.15%	3/20/27	79,028
240,188	7.15%	4/20/27	255,945
6,045	7.25%	8/15/10	6,232

Par ($)	Coupon	Maturity	Market Value ($)(1)

127,910	7.25%	5/15/29	137,027
61,420	7.27%	7/20/22	65,568
60,022	7.38%	1/15/29	64,492
55,254	7.50%	5/15/16	59,720
196,815	7.50%	6/15/36	209,000
1,605,306	7.50%	1/20/38	1,698,041
66,794	7.55%	7/20/22	72,051
71,521	7.55%	10/20/22	77,150
93,164	7.63%	10/15/29	101,231
63,947	7.65%	10/20/21	69,092
82,431	7.65%	7/20/22	89,130
171,542	7.75%	6/15/20	186,376
179,531	7.75%	7/15/20	195,055
134,368	7.75%	8/15/20	145,987
140,802	7.75%	8/15/20	152,977
65,536	7.75%	11/15/20	71,203
480,277	7.75%	10/15/22	527,050
42,361	7.90%	1/20/21	46,036
27,653	7.90%	1/20/21	30,052
90,708	7.95%	2/15/20	99,003
41,430	7.95%	5/20/25	45,204
117,111	7.95%	7/20/25	127,780
47,420	7.95%	8/20/25	51,740
160,587	7.95%	9/20/25	175,217
25,771	7.95%	10/20/25	28,119
36,757	7.95%	10/20/25	40,106
31,180	7.95%	10/20/25	34,021
70,175	7.95%	1/20/26	76,596
75,449	7.95%	1/20/26	82,353
86,822	7.95%	4/20/26	94,767
21,369	7.95%	6/20/26	23,324
26,548	7.95%	9/20/26	28,977
36,778	7.95%	9/20/26	40,143
26,144	7.95%	11/20/26	28,536
34,719	7.95%	12/20/26	37,896
45,356	7.95%	3/20/27	49,497
36,746	7.99%	2/20/21	40,017
57,631	7.99%	4/20/21	62,762
127,855	7.99%	7/20/21	139,237
72,984	7.99%	9/20/21	79,482
97,182	7.99%	10/20/21	105,834
214,238	7.99%	1/20/22	233,533
302,246	7.99%	6/20/22	329,466
19,255	8.00%	10/15/12	20,763
354,034	8.00%	10/15/14	376,978
53,583	8.00%	5/15/16	58,702
159,556	8.00%	6/15/16	174,799
55,901	8.00%	9/15/16	61,242
734,761	8.00%	12/15/30	790,248

Par ($)	Coupon	Maturity	Market Value ($)(1)

245,946	8.10%	5/20/19	267,149
28,734	8.10%	6/20/19	31,211
65,472	8.10%	7/20/19	71,116
130,069	8.10%	9/20/19	141,282
24,527	8.10%	9/20/19	26,641
23,309	8.10%	10/20/19	25,319
69,849	8.10%	1/20/20	75,951
44,914	8.10%	7/20/20	48,837
70,943	8.25%	12/15/11	75,981
14,446	8.25%	1/15/12	15,611
48,801	8.25%	8/15/15	53,399
348,001	8.25%	4/15/19	380,634
119,496	8.25%	2/15/20	130,855
11,149	8.25%	4/15/27	12,207
38,634	8.25%	6/15/27	42,304
40,267	8.38%	10/15/19	44,159
98,584	8.40%	2/15/19	108,182
29,829	8.40%	4/15/19	32,733
109,673	8.40%	6/15/19	120,351
38,020	8.40%	9/15/19	41,721
52,795	8.40%	2/15/20	58,011
17,610	8.50%	12/15/11	18,918
65,120	8.50%	1/15/12	70,622
9,541	8.50%	4/15/15	10,489
53,124	8.50%	4/15/15	58,402
163,013	8.50%	9/15/16	179,849
62,642	8.50%	1/15/17	69,404
90,492	8.50%	12/15/21	99,781
64,409	8.50%	12/15/21	70,949
9,306	8.50%	7/20/22	10,235
73,645	8.50%	10/20/22	80,995
36,728	8.50%	9/20/24	40,459
74,856	8.50%	3/20/25	82,497
197,775	8.50%	12/20/26	217,135
26,043	8.50%	8/15/30	28,659
796,614	8.50%	7/15/32	865,954
51,571	8.60%	5/15/18	56,014
46,575	8.60%	6/15/18	50,588
44,890	8.63%	10/15/18	48,755
13,731	8.75%	11/15/09	14,478
18,029	8.75%	6/15/11	19,457
116,967	8.75%	11/15/11	126,229
21,475	8.75%	12/15/11	23,175
94,331	8.75%	10/15/30	103,374
1,313	9.00%	9/15/08	1,335
651	9.00%	9/15/08	663
1,152	9.00%	11/15/08	1,171
3,958	9.00%	12/15/08	4,025
685	9.00%	2/15/09	711

See accompanying notes to portfolios of investments on page 58.    17

Sit U.S. Government Securities Fund
March 31, 2008

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)	Par ($)	Coupon	Maturity	Market Value ($)(1)

2,027	9.00%	4/15/09	2,125	29,098	9.50%	7/20/18	32,312
385	9.00%	5/15/09	399	19,300	9.50%	8/20/18	21,432
1,857	9.00%	9/15/09	1,947	34,947	9.50%	9/20/18	38,808
1,324	9.00%	10/15/09	1,373	40,849	9.50%	9/20/18	45,361
12,149	9.00%	11/15/09	12,830	11,731	9.50%	9/20/18	13,026
1,193	9.00%	12/15/09	1,251	28,856	9.50%	8/20/19	32,105
11,962	9.00%	7/15/10	12,613	2,436	9.50%	10/20/19	2,710
46,411	9.00%	5/15/11	50,235	22,137	9.75%	8/15/09	23,824
27,319	9.00%	5/15/11	29,570	23,299	9.75%	9/15/09	25,075
41,560	9.00%	6/15/11	44,984	73,070	9.75%	8/15/10	80,803
46,133	9.00%	7/15/11	49,933	20,710	9.75%	11/15/10	22,901
54,431	9.00%	8/15/11	58,916	82,064	9.75%	12/15/10	90,748
16,224	9.00%	8/15/11	17,901	77,361	9.75%	1/15/11	87,465
59,214	9.00%	9/15/11	64,093	55,009	9.75%	1/15/11	62,195
57,545	9.00%	9/15/11	62,286	19,282	9.75%	10/15/12	22,201
30,885	9.00%	9/15/11	33,430	7,082	9.75%	10/15/12	8,154
35,393	9.00%	10/15/11	38,309	6,909	9.75%	11/15/12	7,956
10,579	9.00%	1/15/12	11,555	21,021	9.75%	11/15/12	24,204
93,286	9.00%	7/15/15	101,530	20,693	9.75%	11/15/12	23,826
30,440	9.00%	8/15/15	33,130	14,950	9.75%	11/15/12	17,214
323,348	9.00%	12/15/16	352,995	2,231	10.00%	11/15/08	2,339
82,654	9.00%	1/15/17	92,025	815	10.00%	11/15/09	859
259,915	9.00%	7/15/17	289,383	2,873	10.00%	6/15/10	3,184
217,759	9.00%	11/15/24	238,950	43,060	10.00%	6/15/10	47,727
104,647	9.00%	4/15/26	115,250	14,035	10.00%	7/15/10	15,556
21,648	9.10%	5/15/18	23,919	6,180	10.00%	7/15/10	6,850
21,607	9.25%	11/15/09	22,994	2,792	10.00%	10/15/10	3,095
14,997	9.25%	1/15/10	16,220	15,309	10.00%	11/15/10	16,969
19,987	9.25%	4/15/10	21,617	28,941	10.00%	3/20/16	34,222
17,520	9.25%	11/15/10	18,948	15,974	10.00%	11/15/17	19,067
35,685	9.25%	11/15/11	38,981	30,077	10.00%	2/15/19	36,110
32,720	9.50%	10/15/09	33,969	15,844	10.00%	2/20/19	18,959
9,951	9.50%	10/15/09	10,332	20,183	10.00%	3/20/19	24,151
2,055	9.50%	10/15/09	2,134	15,192	10.00%	5/20/19	18,178
9,620	9.50%	11/15/09	10,253	135,575	10.00%	10/15/19	166,110
28,732	9.50%	1/15/10	31,146	36,856	10.00%	11/15/19	44,248
8,041	9.50%	2/15/10	8,495	30,440	10.00%	12/15/20	36,646
15,977	9.50%	4/15/10	17,285	67,432	10.00%	6/15/21	81,368
9,765	9.50%	8/15/10	10,586	9,571	10.25%	5/15/09	10,216
13,707	9.50%	11/15/10	14,859	4,864	10.25%	11/15/11	5,473
7,786	9.50%	1/15/11	8,530	16,613	10.25%	1/15/12	19,065
49,882	9.50%	3/15/11	54,649	6,339	10.25%	7/15/12	7,274
13,576	9.50%	3/20/16	14,971	14,541	10.50%	6/15/09	15,545
39,649	9.50%	11/20/16	43,723	2,324	10.50%	7/15/10	2,560
1,057	9.50%	8/20/17	1,170	8,596	10.50%	9/15/15	10,192
3,531	9.50%	12/20/17	3,909	11,271	10.50%	11/15/15	13,363
3,956	9.50%	4/20/18	4,393	1,667	10.50%	8/20/17	1,995
1,533	9.50%	5/20/18	1,702	30,209	10.50%	11/15/18	36,386
31,152	9.50%	6/20/18	34,593	33,551	10.50%	6/15/19	40,595

Par ($)	Coupon	Maturity	Market Value ($)(1)

187,610	10.50%	2/15/20	225,547
157,429	10.50%	8/15/21	193,466
1,810	10.75%	1/15/10	1,998
902	10.75%	7/15/11	1,021
10,273	11.25%	6/15/10	11,395
18,869	11.25%	9/15/10	20,930
2,269	11.25%	9/15/10	2,517
13,306	11.25%	3/15/11	15,155
4,147	11.25%	3/15/11	4,724
29,149	11.25%	4/15/11	33,199
6,432	11.25%	5/15/11	7,326
22,494	11.25%	7/15/11	25,620
4,730	11.25%	7/15/11	5,388
5,539	11.25%	10/15/11	6,309
64,318	11.50%	8/15/18	74,068

			29,215,728

Total mortgage pass-through securities (cost: $122,478,106)			124,638,496

Taxable Municipal Securities (0.1%) (2)
186,000	Bernalillo Multifamily Rev. Series 1998A, 7.50%, 9/20/20		198,713

(cost: $186,000)

U.S. Treasury / Federal Agency Securities (19.1%) (2)
1,250,000	Tenn. Valley Auth. Strip, 3.97% effective yield, 7/15/11		1,156,200
32,450,000	U.S. Treas. Bond, 4.50%, 11/30/11		35,223,469
	U.S. Treasury Notes:
275,000	4.50%	11/15/10	294,895
400,000	4.50%	5/15/17	434,688
800,000	4.88%	8/15/16	896,125
5,000,000	4.63%	8/31/11	5,429,690
	U.S. Treasury Strips, Zero Coupon:
3,050,000	4.14% effective yield, 2/15/12		2,793,666
6,400,000	5.45% effective Yield, 5/15/30		2,370,682

Total U.S. Treasury / Federal Agency securities			48,599,415

(cost: $45,968,976)

Collateralized Mortgage Obligations (29.1%) (2)
Federal Home Loan Mortgage Corp.:
Par ($)	Coupon	Maturity	Market Value ($)(1)

518,261	3.00%	2/15/23	499,299
2,624,056	3.25%	4/15/32	2,494,566
516,188	3.50%	5/15/29	499,738
524,461	3.50%	12/1/32	512,776

Par ($)	Coupon	Maturity	Market Value ($)(1)

576,804	4.00%	11/15/14	579,590
2,578,747	4.00%	5/31/25	2,445,337
262,231	4.00%	12/15/32	254,285
512,484	4.00%	3/15/34	501,001
846,163	4.50%	5/15/32	849,364
500,000	5.50%	7/15/31	515,628
5,000,000	5.50%	3/15/32	5,104,592
1,000,000	5.50%	9/15/32	1,024,485
132,173	6.50%	2/15/30	139,023
655,679	6.95%	3/15/28	692,479
1,967,341	7.00%	8/15/29	2,069,497
505,385	7.00%	7/15/31	535,089
415,072	7.50%	6/15/17	445,906
130,511	7.50%	3/15/23	140,378
215,621	7.50%	9/15/30	231,232
14,842	7.75%	3/18/25	15,900
197,035	8.00%	11/25/22	209,429
72,739	8.00%	3/15/23	78,987
106,583	8.00%	4/25/24	117,966
379,354	8.00%	1/15/30	397,593
145,936	8.50%	6/15/25	156,415
24,252	9.15%	10/15/20	26,035
1,133,994	9.50%	2/15/20	1,212,330

			21,748,920

Federal National Mortgage Association:
Par ($)	Coupon	Maturity	Market Value ($)(1)

2,969,975	3.50%	2/25/33	2,800,212
600,503	3.50%	3/25/33	579,373
297,292	3.50%	8/25/33	276,790
1,134,230	3.50%	6/25/35	1,114,982
769,088	3.75%	5/25/33	724,205
964,385	4.00%	11/25/32	950,726
289,344	4.00%	1/25/33	282,021
1,272,967	4.00%	3/25/33	1,234,509
1,450,673	4.00%	5/25/33	1,415,064
187,425	5.00%	8/25/22	191,556
1,408,742	5.00%	11/25/32	1,421,525
4,954,363	5.50%	5/25/25	5,061,134
990,258	5.50%	1/25/37	983,183
5,107,588	6.50%	10/25/17	5,345,877
71,077	6.85%	12/18/27	75,081
89,070	7.00%	1/25/21	94,169
117,274	7.00%	2/25/44	128,561
144,538	7.50%	8/20/27	155,235
956,845	7.50%	6/25/32	1,050,903
488,414	7.50%	11/25/40	524,282
38,830	7.70%	3/25/23	42,279
189,389	8.00%	7/25/22	205,666
212,932	8.00%	7/25/22	226,798

See accompanying notes to portfolios of investments on page 58.   19

Sit U.S. Government Securities Fund
March 31, 2008

Portfolio of Investments

Par ($)	Coupon	Maturity	Market Value ($)(1)

100,000	8.00%	7/18/27	114,537
362,048	8.00%	7/25/44	372,572
44,301	8.20%	4/25/25	46,127
28,024	8.50%	1/25/21	30,896
28,752	8.50%	4/25/21	29,744
241,130	8.50%	9/25/21	258,952
84,953	8.50%	1/25/25	92,179
452,890	8.50%	6/25/30	502,981
61,230	8.75%	9/25/20	65,347
138,067	8.95%	10/25/20	153,726
416,758	9.00%	7/25/19	460,728
244,274	9.00%	12/25/19	271,374
92,189	9.00%	5/25/20	100,036
50,300	9.00%	6/25/20	54,724
138,974	9.00%	6/25/20	151,693
22,140	9.00%	7/25/20	24,397
137,742	9.00%	9/25/20	153,605
74,728	9.00%	10/25/20	82,965
1,081,559	9.00%	1/25/21	1,203,267
175,072	9.00%	3/1/24	200,917
1,210,167	9.00%	11/25/28	1,291,116
128,601	9.25%	1/25/20	143,755
104,780	9.50%	12/25/18	116,138
220,391	9.50%	3/25/20	243,682
52,917	9.50%	4/25/20	57,842
174,747	9.50%	5/25/20	196,061
207,110	9.50%	11/25/20	230,012
68,383	9.50%	11/25/31	76,244
333,260	9.60%	3/25/20	374,860

			31,984,608

Government National Mortgage Association:
Par ($)	Coupon	Maturity	Market Value ($)(1)

473,015	4.00%	10/17/29	467,602
326,570	8.00%	1/16/30	344,528

			812,130

Vendee Mortgage Trust:
Par ($)	Coupon	Maturity	Market Value ($)(1)

1,000,000	5.00%	8/15/28	1,018,551
1,000,000	5.00%	7/15/30	970,353
130,271	5.63%	2/15/24	134,098
1,939,940	6.00%	2/15/30	2,013,660
9,437,417	6.50%	12/15/28	10,300,357
4,046,620	7.00%	9/15/27	4,363,463
446,859	7.25%	9/15/25	491,633
314,935	8.29%	12/15/26	350,022

			19,642,137

Total collateralized mortgage obligations (cost: $72,860,294)			74,187,795

Par ($)	Coupon	Maturity	Market Value ($)(1)

Short-Term Securities (3.1%) (2)
652,000	FHLB A.D.N., 2.10%, 4/4/08		651,886
300,000	FHLB A.D.N., 2.14%, 4/7/08		299,893
1,000,000	FHLB A.D.N., 2.14%, 4/11/08		999,406
450,000	FFCB A.D.N., 2.14%, 4/4/08		449,920
700,000	FHLMC A.D.N., 2.11%, 4/3/08		699,918
885,000	FHLMC A.D.N., 2.14%, 4/4/08		884,842
3,817,085	Dreyfus Cash Mgmt. Fund, 2.78%		3,817,085

			7,802,950

Total short-term securities (cost: $7,802,950)

Total investments in securities (cost: $249,296,326) (6)			$ 255,427,369

20   See accompanying notes to portfolios of investments on page 58.

This page has been left blank intentionally.

Sit Tax-Free Income Fund
One Year Ended March 31, 2008

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Sit Tax-Free Income Fund returned -1.72% for the fiscal year ended March 31, 2008, compared with returns of +6.19% for the Lehman 5-year Municipal Bond Index and -0.79% for the Lipper General Municipal Bond Fund Index. The Fund’s 30-day SEC yield was 4.68% as of March 31, 2008 and its 12-month distribution rate was 4.19%.
          During the last 12 months, the municipal yield curve steepened significantly. Short municipal yields fell approximately 200 basis points while long municipal yields rose 75 basis points. The drop in short municipal yields occurred because the Federal Reserve reduced its federal funds target rate from 5.25% to 2.25%. Long-term municipal yields rose as the subprime loan crisis led to tightened credit conditions. The increase in yields was exacerbated by a flood of supply in the first quarter of 2008. Selling came from leveraged investors unwinding long municipal positions after getting margin calls when the value of their existing collateral became insufficient. In addition, issuance volume was heavy as issuers who were engaged in interest rate swaps and auction rate securities programs sought to refinance debt with long municipals due to sharp increases in short-term borrowing costs and, for the latter, failed auctions.
          Several factors contributed to the Fund’s underperformance during the one year period. Credit spreads widened significantly across most municipal sectors as the liquidity crunch unfolded. This spread widening, combined with the rise in yields, resulted in significant price depreciation, particularly as 68% of the Fund’s holdings are deemed to be rated at or below A. The Fund also predominantly invests in revenue bonds which underperformed general obligation bonds by -3.9%, as measured by their respective Lehman sector indices. Another negative factor was the credit ratings downgrades of municipal bond insurers. The market responded by giving little to no value for the insurance. This price impact was most apparent in our insured bonds with underlying ratings at or below A. However, the Fund benefited from its underweight in insured bonds. Even though the Fund’s top five market sectors all had negative returns for the period, the variation in these sector returns was less than 1.5%.
          We concur with the current market expectations that the Fed will continue to lower the federal funds target rate during the second quarter of 2008 in an effort to avoid a U.S. economic recession. If successful, it is likely that the Fed will shift its focus to inflationary risks during 2009. While we expect the municipal market to remain volatile for the next several months, we believe municipal bond yields are now at very attractive levels for longer-term investors. We expect municipal bond prices to improve going into 2009 and have been positioning the Fund accordingly.

INVESTMENT OBJECTIVE AND STRATEGY

          The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.
          Such municipal securities generate interest income that is exempt from both regular federal income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/08:	$9.16 Per Share

3/31/07:	$9.72 Per Share

Total Net Assets:	$322.6 Million

30-day SEC Yield:	4.68%

Tax Equivalent Yield:	7.20%(1)

12-Month Distribution Rate:	4.19%

Average Maturity:	14.0 Years

Duration to Estimated Avg. Life:	4.7 Years(2)

Implied Duration:	5.4 Years(2)

(1)	For individuals in the 35.0% federal tax bracket.
(2)	See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

	Sit Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index
3 Month**	-1.19%	1.93%	-1.42%
6 Month**	-1.80	3.88	N/A
1 Year	-1.72	6.19	-0.79
5 Years	2.39	3.42	3.48
10 Years	3.28	4.65	4.18
Inception	5.45	5.80	6.00
(9/29/88)

CUMULATIVE TOTAL RETURNS*

	Sit Tax-Free Income Fund	Lehman 5-Year Muni. Bond Index	Lipper General Muni. Bond Fund Index
1 Year	-1.72%	6.19%	-0.79%
5 Year	12.54	18.28	18.63
10 Year	38.09	57.59	50.59
Inception	181.69	200.29	212.05
(9/29/88)

*As of 3/31/08.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Muni. Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.
(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/08 would have grown to $28,169 in the Fund or $30,029 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities
AAA	0.0%
AA	0.0
A	2.8
BBB	6.0
BB	15.9
<BB	2.5

Total	27.2%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
Municipal Bonds (93.1%) (2)
Alabama (1.3%)
300,000	AL Wtr. Pollution Ctrl. Auth. Revolving Fund Lien Series 1998-B (AMBAC insured), 5.00%, 8/15/21	302,313
740,000	ASMS Pub. Educ. Bldg. Rev Series 2006-B (ASMSF LLC Proj.) (Ambac insured), 4.375%, 9/1/26	716,927
675,000	Birmingham-Southern College Private Educ. Bldg. Rev. Series 1997, 5.35%, 12/1/19	656,127
100,000	DCH Hlth. Care Auth. Fac. Rev. Series 1998 (MBIA insured), 4.875%, 6/01/13	101,502
	Huntsville Hlth. Care Auth. Rev. :
200,000	Series 1997-A (MBIA insured), 5.00%, 6/1/17	203,856
1,000,000	Series 2002-A, 5.625%, 6/1/32	1,020,780
250,000	Series 2007-A, variable rate, 6/1/32	175,000
600,000	Huntsville-Redstone Vlg. Spl. Care Facs. Fin. Auth. Rev Series 2007 (Redstone Vlg. Proj.), 5.25%, 1/1/15	576,066
300,000	Montgomery Educ. Bldg. Auth. Rev. Ref. Series 2007 (Faulkner Univ. Proj.) (Radian insured), 5.25%, 10/1/32	283,806
250,000	Valley Spl. Care. Facs. Fin. Auth. Rev. Series 1997-A (Lanier Mem. Hosp.), 5.45%, 11/1/11	253,325

		4,289,702

Alaska (0.1%)
325,000	Alaska Indl. Dev. & Expt. Auth. Cmnty. Provider Rev. Series 2007 (Boys & Girls Home Proj.), 5.45%, 12/1/11	327,795

Arizona(4.1%)
1,500,000	Arizona Hlth. Care Facility Auth. Rev. Series 2007 (Beatitudes Campus Proj.), 4.75%, 10/1/10	1,476,450
1,162,757	Arizona Hlth. Facs. Auth. Rev. Series 2007-A (New Ariz. Family Proj.), 5.25%, 7/1/27	1,152,176
200,000	Bullhead City Special Assessment Impt. Dist. Series 1993 (Bullhead Pkwy. Proj.), 6.10%, 1/1/10	200,982
500,000	Flagstaff Spl. Assessment Series 2007 (Aspen Place Sawmill Impt. Proj.), 5.00%, 1/1/22	500,625
250,000	Glendale Indl. Dev. Auth. Unrefunded Balance Series 1998-A (Midwestern Univ. Proj.), 5.375%, 5/15/28	250,305
500,000	Maricopa Co. Indl. Dev. Auth. Hlth. Facs. Rev. Series 2007-A (Catholic Healthcare West Proj.), 5.25%, 7/1/32	481,385
	Maricopa Co. Indl. Dev. Auth. Multifamily Hsg. Rev.:
400,000	Series 1996-A (Place Five & Greenery Apts. Proj.), Escrowed to Maturity, 6.625%, 1/1/27	437,936
480,000	Series 1996-B (Advantage PT, etc. Proj.), Escrowed to Maturity, 7.375%, 7/1/26	484,166
100,000	Maricopa Co. Pollution Ctrl. Rev. Ref. Public Svc. Series 1996-A (New Mexico Public Svc. Co. Proj.), 6.30%, 12/1/26	100,092
150,000	Parkway Cmnty. Facility Dist. No. 1 G.O. Series 2006, 4.85%, 7/15/15	145,281
700,000	Phoenix Street & Hwy. User Rev. Ref. Jr. Lien Series 1992, 6.25%, 7/1/11	702,058
	Pima Co. Indl. Dev. Auth. Educ. Rev.:
295,000	Series 2004-I (AZ Charter Schools Proj.), 5.00%, 7/1/12	299,487
250,000	Series 2004-A (Noah Webster Basic School Proj.), 5.25%, 12/15/16	249,118
210,000	Series 2005-M (AZ Charter Schools Proj.), 5.70%, 7/1/23	200,911
705,000	Series 2006 (Choice Educ. & Dev. Corp. Proj.), 6.00%, 6/1/16	710,358
900,000	Series 2006-A (Sonoran Science Academy Proj.). 5.35%, 12/1/17	863,847
500,000	Series 2007-A (American Charter Schools Foundation Proj.), 5.125%, 7/1/15	495,190
560,000	Series 2007-O (AZ Charter Schools Proj.), 4.65%, 7/1/14	544,863
400,000	Ref. Series 2007 (Tucson Country Day School Proj.), 5.00%, 6/1/22	358,628
500,000	Series 2007 (Center For Academic Success Proj.), 5.375%, 7/1/22	468,475
150,000	Pinal Co. Elem. Sch. Dist. No. 44 C.O.P. Series 2006, 4.10%, 3/1/09 (5)	150,867
565,000	Pinal Co. Indl. Dev. Auth. Correctional Fac. Rev. Series 2006-A (Florence West Prison Proj.)
	(ACA insured), 5.25%, 10/1/23	529,117
500,000	Pinal Co. Certificate of Participation Series 2004, 5.00%, 12/1/26 (5)	493,990
	Quail Creek Cmnty. Fac. Dist. G.O. Series 2006:
585,000	4.85%, 7/15/12	584,152
500,000	5.15%, 7/15/16	488,305
360,000	Verrado Cmnty. Facilities Dist. No. 1 G. O. Series 2006, 4.85%, 7/15/14	357,743
500,000	Westpark Cmnty. Facilities Dist. G.O. Series 2006, 4.90%, 7/15/16	479,110

		13,205,617

Quantity ($)	Name of Issuer	Market Value ($)(1)
Arkansas (0.3%)
1,000,000	White Co. Hlth. Care Fac. Rev. Series 2005 (White Co. Med. Ctr. Proj.), 5.00%, 12/1/14	1,018,080

California (6.5%)
100,000	Agua Caliente Band Cahuilla Indians Rev. Series 2003, 4.60%, 7/1/08	100,211
120,000	Bay Area Govt. Assoc. Tax Allocation Rev. Series 1994-A (FSA insured), 6.00%, 12/15/14	120,908
250,000	Blythe Redev. Agy. Tax Allocation Ref. Series 1997 (Proj. No. 1), 5.80%, 5/1/28	233,160
405,000	CA Co. Tobacco Securitization Agy. Asset-Backed Rev. Series 2002 (Alameda Co.), 4.75%, 6/1/19	389,549
350,000	CA Co. Tobacco Securitization Agy. Asset-Backed Conv. Bond Rev. Series 2007-B, 5.10%, 6/1/28	277,095
	CA Co. Tobacco Securitization Agy. Rev. Series 2007-A (Golden Gate Tob. Proj.):
500,000	4.50%, 6/1/21	458,835
500,000	5.00%, 6/1/36	408,015
	CA Cmnty. Hsg. Fin. Agy. Lease Rev. Pass Thru Oblig.:
120,000	Series 2005-D, 4.875%, 4/1/12	117,840
360,000	Series 2005-F, 4.85%, 11/1/12	353,419
220,000	CA Dept. Water Resources Rev. Series 1996-Q (Central Valley Proj.)(MBIA insured), 5.375%, 12/1/27	220,433
135,000	CA Educ. Facs. Auth. Rev. Refunded Series 1996 (Chapman Univ. Proj.), 5.125%, 10/1/26	136,038
50,000	CA G.O. Series 1996, 5.25%, 6/1/21	50,052
495,000	CA Govt. Fin. Auth. Lease Rev. Series 2003-A (Placer Co. Transportation Proj.), 6.00%, 12/1/28	506,405
	CA Hlth. Facs. Fin. Auth. Rev.:
500,000	Series 2001, 5.00%, 4/01/08	500,000
500,000	Series 2002, 5.50%, 4/01/11	520,290
150,000	Series 1998-A (Kaiser Permanente Proj.), 5.50%, 6/1/22	153,442
600,000	CA Fin. Auth. Educ. Rev. Series 2006-A (American Heritage Educ. Fndtn. Proj.), 5.25%, 6/1/26	532,350
	CA Public Works Board Lease Rev. Series 1993-A (Various CA State Univ. Proj.):
300,000	5.25%, 12/1/13 (5)	300,588
625,000	5.50%, 12/1/18	625,700
	CA Statewide Cmntys. Dev. Auth. Rev.:
480,000	Series 2005 (Daughters of Charity Hlth. Proj.), 5.25%, 7/1/11	496,162
1,000,000	Series 2007 (Lancer Educ. Student Hsg. Proj.), 5.40%, 6/1/17	999,200
450,000	CA Statewide Cmntys. Dev. Auth. Spl. Tax Series 2007-1 (Orinda Proj.), 6.00%, 9/1/29	427,135
1,000,000	CA Statewide Cmntys. Dev. Auth. Multifamily Rev. Series 2001 (Orange Tree Proj.)
	(GNMA collateralized), 6.15%, 11/20/36	1,063,800
235,000	Garden Grove C.O.P Series 1993 (Bahia Village/Emerald Isle Proj.)(FSA insured), 5.70%, 8/1/23	236,022
175,000	Industry Urban Dev. Agy. Tax Allocation Ref. Series 2002-2, 4.75%, 5/1/21	175,450
775,000	Intercommunity Hosp. Fin. Auth. C.O.P Series 1998 (ACA insured), 5.25%, 11/1/19	744,418
250,000	Lompoc Healthcare Dist. G.O. Series 2007 (Election 2005) (XLCA insured), 5.00%, 8/1/34	241,465
750,000	Los Angeles Hsg. Auth. Rev. Series 2007-A (Radian insured), 5.00%, 6/1/29	713,280
500,000	Northern CA Gas Auth. No. 1 Rev. Series 2007, variable rate, 7/1/27	350,000
700,000	Northern CA Pwr. Agy. Pub. Pwr. Rev. Ref. Series 1998-A (Hydroelectric Proj. #1), 5.20%, 7/1/32	699,944
660,000	Northern CA Tobacco Securitization Auth. Asset-Backed Rev. Series 2005-A1, 4.75%, 6/1/23	613,978
500,000	Sacramento Co. Wtr. Fin. Auth. Rev. Series 2007-B (Wtr. Agy. Zones 40 & 41 Proj.), Variable rate, 6/1/39	355,000
1,000,000	San Bernardino City. Sch. Dist. G.O. Cap. Appreciation Series 2007 (MBIA insured),
	zero coupon, 4.72% effective yield, 8/1/29	283,030
2,750,000	San Bernardino Co. C.O.P. Series 1996 (Med. Ctr. Fin. Proj.) (MBIA insured), 5.00%, 8/1/28	2,750,990
750,000	San Joaquin Hills Toll Rd. Rev. Refunding Series 1997-A, 5.25%, 1/15/30	746,280
500,000	Santa Clara Redev. Agy. Tax Allocation Series 2003 (Bayshore North Proj.) (MBIA insured), 5.00%, 6/1/15	501,700
	Santa Rosa Rancheria Tachi Yokut Tribe Enterprise Rev.:
	Series 2006:
215,000	4.50%, 3/1/11	216,393
385,000	4.875%, 3/1/16	382,116

See accompanying notes to portfolios of investments on page 58.   25

Sit Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
2,000,000	Series 2001-B, 6.00%, 5/15/22	2,004,900
250,000	Stockton Pub. Fin. Rev. Series 2006-A (Redevelopment Projects) (Radian insured), 5.00%, 9/1/22	251,525
500,000	Vernon Natural Gas Fin. Auth. Rev. Series 2006-A2 (Vernon Gas Proj.) (MBIA insured), 5.00%, 8/1/21	500,445
250,000	Yuba Redev. Agy. Tax. Allocation Series 2007, 5.125%, 9/1/27	243,540

		21,001,103

Colorado (1.8%)
250,000	Baptist Rd. Rural Transportation Auth. Sales & Use Tax. Rev. Series 2007, 4.80%, 12/1/17	228,937
215,000	CO Educ. & Cultural Fac. Rev. Ref. Series 2003-C (Cheyenne Mtn. Charter Sch. Proj.), 4.625%, 6/15/12	229,330
	CO HFA Single Family Program Senior Series:
20,000	1996B-2, 7.45%, 11/1/27	20,376
15,000	1997B-3, 6.80%, 11/1/28	15,268
	CO Hlth. Fac. Auth. Rev.:
195,000	Series 2000-A (Porter Place Proj.) (GNMA collateralized), 5.10%, 1/20/11	201,332
160,000	Unrefunded Balance Rev. Series 2000 (Evangelical Lutheran Proj.), 6.25%, 12/1/10	168,648
1,000,000	Compark Business Campus Met. Dist. Ref. & Impt. G.O. Series 2007-A (Radian insured), 5.75%, 12/1/27	1,029,800
1,000,000	Denver Hlth. & Hosp. Auth. Healthcare Rev. Series 2007-B, variable rate, 12/1/33	680,000
600,000	Denver Hsg. Corp. Multifamily Rev. Ref. Series 1997-A (Section 8), 5.35%, 10/1/12	606,540
250,000	Fiddlers Business Impt. Dist Greenwood Vlg. Ref. & Cap. Impt.. G.O. Sr. Lien Series 2007-1,
	(ACA insured), 5.00%, 12/1/32	195,525
250,000	Interlocken Met. Dist. Ref. & Impt. G.O. Series 1999-B (Radian insured), 5.75%, 12/15/19	262,530
500,000	Inverness Wtr. & Sanitation Dist. Arapahoe & Dougles Cos. G.O. Series 2006-A
	(Radian insured), 4.60%, 12/1/19	482,880
919,563	Lyons Rev. Series 2006 (Longmont Humane Soc. Proj.), 4.75%, 11/30/16	889,677
500,000	Maher Ranch Met. Dist. No. 4 Ref. G.O. Series 2007 (Radian insured), 5.25%, 12/1/36	467,030
500,000	Walker Field Pub. Airport Auth. Rev. Series 2007, 4.75%, 12/1/27	425,335

		5,903,208

Connecticut (0.8%)
1,000,000	CT Dev. Auth. Pollution Ctrl. Rev. Ref. Series 1993-A (CT Light & Power Proj.), 5.85%, 9/1/28	999,940
500,000	CT Hlth. & Educ. Facs. Auth. Rev. Series 1995-C (Bridgeport Hosp. Proj.)
	(Connie Lee insured), 5.25%, 7/1/15	502,905
450,000	Series 2007-C (Hosp. Spl. Care Proj.), 5.25%, 7/1/27	453,240
	Mashantucket Western Pequot Tribe Subordinated Special Rev.:
300,000	Series 1997-B, 5.75%, 9/1/18	300,264
500,000	Series 1999-B, zero coupon, 5.12% effective yield, 9/1/26	321,480

		2,577,829

Delaware (0.1%)
500,000	Millsboro Spl. Oblig. Rev. Series 2007-A (Plantation Lakes Spl. Dev. Proj.), 5.45%, 7/1/36	411,925

Florida (8.6%)
90,000	Arbor Greene Cmnty. Dev. Dist. Spl. Assmt. Rev. Ref. Series 2006, 5.00%, 5/1/19	89,241
780,000	Belmont Cmnty. Dev. Dist. Cap. Impt. Rev. Series 2006-B, 5.125%, 11/01/14	700,042
100,000	Broward Co. Hsg. Fin. Auth. Multifamily Hsg. Rev. Ref. Series 1996 (Tamarac Pointe Apt. Proj.)
	(GNMA collateralized), 6.15%, 7/1/16	100,450
415,000	Capital Trust Agy. Hsg. Rev. Series 2005-B (Sub-Atlandtic Hsg. Foundation Proj.), 4.50%, 7/1/15	390,191
	Capital Trust Agy. Multifamily Rev. Sr. Series 2003-A:
625,000	(Golf Villas, Rivermill, and Village Square Apts. Proj.), 4.75%, 6/1/13	601,944
1,000,000	(American Opportunity Proj.), 5.875%, 6/1/38	854,380
50,000	Clearwater Hsg. Auth. Rev. Ref. Series 1997 (Hamptons At Clearwater Proj.) (ACA insured), 5.40%, 5/1/13	49,975
45,000	Cocoa Cap. Impt. Rev. Series 1998 (MBIA insured), 5.00%, 10/1/22	45,324
50,000	Collier Co. Indl. Dev. Auth. Hlth. Care Facs. Rev. Series 2004 (Naples Cmnty. Hosp. Proj.), 4.65%, 10/1/34	50,176
515,000	Collier Co. HFA Multifamily Hsg. Rev. Series 2002-C (Goodlette Arms Proj.), 5.25%, 8/15/15	530,919

Quantity ($)	Name of Issuer	Market Value ($)(1)
440,000	Concorde Estates Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2004-B, 5.00%, 5/1/11	420,974
400,000	Connerton West Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2007-B, 5.125%, 5/1/16	352,688
630,000	Escambia Co. Hlth. Facs. Auth. Rev. Series 1998 (Baptist Hosp. & Manor Proj.), 5.125%, 10/1/19	627,026
100,000	Fiddlers Creek Cmnty. Dev. Dist. No. 2 Spl. Assmt. Rev. Series 2003-B, 5.75%, 5/1/13	97,000
25,000	FL Brd. Pub. Educ. Cap. Outlay G.O. Ref. Series 1989-A, 5.00%, 6/1/24	25,024
45,000	FL Correctional Privatization Commn. Certificate of Participation Series 1995-B
	(Polk Co. 350 Bed Youth Proj.), 5.00%, 8/1/17	45,073
90,000	Forest Creek Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt. Rev. Series 2005-B, 4.85%, 5/1/11	84,758
395,000	Heritage Isle At Viera Cmnty. Dev. Dist. Special Assessment Series 2006, 5.00%, 11/1/13	362,744
	Highlands Co. Hlth. Fac. Auth. Hosp. Rev. (Aventist Hlth. Proj.):
90,000	Ref. Series 2005-B, 5.00%, 11/15/30	83,551
200,000	Series 2006-C, 5.25%, 11/15/36	188,700
85,000	Hillsborough Co. Educ. Facs. Auth Rev. Ref. Series 1998 (Univ. of Tampa Proj.), 5.75%, 4/1/18	87,939
250,000	Hillsborough Co. Indl. Dev. Auth. Hosp. Rev. Ref. Series 2003-B (Tampa Gen. Hosp. Proj.), 5.25%, 10/1/28	242,970
475,000	Hillsborough Co. Indl. Dev. Auth. Indl. Rev. Series 1999-A (Hlth. Facs. Proj. - Univ. Cmnty. Hosp.),
	5.625%, 8/15/23	458,161
185,000	Gateway Services Cmnty. Dev. Dist. Spl. Assmt. Series 2003-B (Sun City Ctr. Proj.), 5.50%, 5/1/10	181,367
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assessment Series 2007-B, 5.10%, 5/1/14	225,857
580,000	Jacksonville Econ. Dev. Commn. Hlth. Care Facs. Rev. Ref. Series 2007-A
	(FL Proton Therapy Inst. Proj.), 6.00%, 9/1/17	564,143
500,000	Jacksonville Hlth. Facs. Auth. Rev. Series 2007 (Brooks Hlth. Sys. Proj.), 5.00%, 11/1/22	487,350
500,000	Lake Ashton Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/11	464,720
	Lakeland Hosp. Sys. Rev. Ref.:
80,000	Series 1996 (Lakeland Regl. Med. Center Proj.), 5.25%, 11/15/25	80,361
450,000	Series 1997 (Lakeland Regl. Med. Center Proj.) (MBIA insured), 5.00%, 11/15/22	451,156
1,000,000	Lee Co. Indus. Dev. Auth. Hlth. Care Fac. Rev. Series 2007-A (Lee Charter Foundation), 5.25%, 6/15/27	831,320
250,000	Magnolia Creek Cmnty. Dev. Dist. Rev. Series 2007-B, 5.60%, 5/1/14	231,950
300,000	Madeira Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 5.25%, 11/1/14	271,194
500,000	Main St. Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2008-B, 6.90%, 5/1/17	495,715
405,000	Marion Co. Hosp. Dist. Rev. Series 1999 (Munroe Hlth. Sys. Proj.), 5.25%, 10/1/10	423,820
405,000	Martin Co. Hlth. Fac. Auth. Hosp. Rev. Ref. Series 2002-B (Martin Memorial Med. Ctr. Proj.),
	4.875%, 11/15/12	417,733
820,000	Miami Beach Hlth. Facs. Auth. Hosp. Rev. Series 1998 (Mt. Sinai Med. Ctr. Proj.), 5.375%, 11/15/28	702,281
	Miami - Dade Co. Spl. Obligation:
265,000	Sub. Series 1997-B, zero coupon, 5.44% effective yield, 10/1/33	63,531
100,000	Cap. Apprec. & Income Sub Series 2005-B, variable rate, 10/1/35	87,096
40,000	Miami-Dade Co. Pub. Service Tax Rev. Series 1999 (UMSA Pub. Impts. Proj.), 5.00%, 10/1/23	41,000
1,000,000	New River Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 5/1/13	912,820
120,000	Orange Co. Hlth. Facs. Auth. Rev. Ref. Series 2005 (Orlando Lutheran Proj.), 4.625%, 7/1/09	119,110
60,000	Orlando & Orange Co. Expressway Auth. Rev. Jr. Lien Series 1998, 5.00%, 7/1/28	59,243
	Palm Beach Co. Hlth. Fac. Auth. Rev.:
500,000	Series 1997 (Abbey Delray South Proj.), 5.50%, 10/1/11	510,315
200,000	Ref. Series 2003 (Abbey Delray South Proj.), 5.15%, 10/1/12	203,694
90,000	Series 1993 (Jupiter Med. Ctr. Inc. Proj.) (FSA insured), 5.25%, 8/1/18	90,106
	Series 2007 (Waterford Proj.):
250,000	5.25%, 11/15/17	244,883
500,000	5.375%, 11/15/22	467,975
10,000	Parklands Lee Cmnty. Dev. Dist. Spl. Assmt. Series 2004-B, 5.125%, 5/1/11	9,551
55,000	Pinellas Co. Swr. Rev. Ref. Unrefunded Balance Series 1998 (FGIC insured), 5.00%, 10/1/24	55,189

See accompanying notes to portfolios of investments on page 58.     27

Sit Tax - Free Income Fund March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
	Pinellas Co. Educ. Fac. Auth. Rev. Series 2006 (Eckerd College Proj.) (ACA insured):
350,000	4.50%, 10/1/14	341,527
680,000	4.625%, 10/1/16	651,386
3,105,000	Port Everglades Auth. Rev. Ref. Series 1989-A (FSA insured), 5.00%, 9/1/16	3,123,195
750,000	Riverwood Estates Cmnty. Dev. Dist. Spl. Assessment Series 2006-B, 5.00%, 5/1/13	682,230
500,000	Sarasota Co. Hlth. Facs. Auth. Retirement Rev. Ref. Series 2007 (Village on the Isle Proj.), 5.50%, 1/1/27	451,215
250,000	Sarasota Natl. Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2007, 5.30%, 5/1/39	188,623
500,000	Seminole Tribe Spl. Oblig. Rev. Series 2007-A, 5.50%, 10/1/24	472,940
500,000	St. Johns Co. Indl. Dev. Auth. Hlth. Care Rev. Ref. Series 2007-A (Bayview Proj.), 5.00%, 10/1/17	460,445
250,000	South Broward Hosp. Dist. Rev. Ref. Series 2007 (South Broward Hosp. Dist. Proj.), 4.75%, 5/1/24	239,143
780,000	South Lake Co. Hosp. Dist. Rev. Series 2003 (South Lake Hosp. Inc. Proj.), 5.50%, 10/1/13	824,873
850,000	Sterling Hill Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series, 5.10%, 5/1/11	806,523
1,000,000	Stoneybrook South Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 5.45%, 11/1/15	901,190
750,000	Tolomato Cmnty. Dev. Dist. Spl. Assmt. Series 2007, 6.375%, 5/1/17	742,073
975,000	Verano Ctr. Cmnty. Dev. Dist. Spl. Assessment Series 2006-B (Dist. No. 1 Infrastructure Proj.). 5.00%, 11/1/12	885,368
750,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt. Spl. Assessment Rev. Series 2006-B, 5.00%, 11/1/12	692,828
500,000	Waterset North Cmnty. Dev. Dist. Spl. Assmt. Rev. Series 2007-B, 6.55%, 11/1/15	481,220
50,000	West Villages Impt. Dist. Spl. Assmt. Rev. Series 2006 (Unit of Dev. No. 3), 5.50%, 5/1/37	39,751
500,000	Zephyr Ridge Cmnty. Dev. Dist. Spl. Assessment Rev. Series 2006-B, 5.25%, 5/1/13	460,065

		27,627,325

Georgia (1.6%)
500,000	Atlanta Dev. Auth. Rev. Series 2005-C (Tuff ATDC Proj.), 5.00%, 1/1/31	477,090
250,000	Burke Co. Dev. Auth. Poll. Ctrl. Rev. Series 1994 (GA Pwr. Co. Vogtle Proj.), 4.375%, 10/1/32	250,100
750,000	Chatham Co. Hosp. Auth. Rev. & Impt. Series 2004-A (Mem. Health Univ. Proj.), 5.50%, 1/1/34	636,967
1,490,000	East Point Tax Allocation Series 2002-A, 8.00%, 2/1/26	1,597,950
750,000	Fulton Co. Dev. Auth. Rev. Series 2007-A, 5.25%, 11/1/28	644,385
250,000	Gainesville Redev. Auth. Educ. Facs. Rev. Ref. Series 2007 (Riverside Military Academy Proj.), 5.125%, 3/1/27	209,405
250,000	Georgia St. Hsg. & Fin. Auth. Single Family Mtg. Rev. Sub. Series 2004, 4.50%, 6/1/25	233,777
250,000	Medical Ctr. Hosp. Auth. Rev. Ref. Series 2007 (Spring Harbor Green Isl. Proj.), 5.25%, 7/1/27	202,173
	Private Colleges & Univ. Auth. Rev. Ref.:
750,000	Series 1999-A (Mercer Univ. Proj.), 5.25%, 10/1/14	766,073
100,000	Series 2001 (Mercer Univ. Proj.), 5.00%, 10/1/11	103,991

		5,121,911

Idaho (0.1%)
250,000	ID Hsg. & Fin. Assn. Nonprofit Facs. Rev. Series 2008-A (Idaho Arts Charter Sch. Proj.), 5.50%, 12/1/18	239,662

Illinois (10.2%)
300,000	Annawan Tax Allocation Series 2007 (Patriot Renewable Fuels, LLC Proj.), 5.625%, 1/1/18	275,457
475,000	Blue Island Tax Increment G.O. Ref. Series 1997 (MBIA insured), 5.10%, 12/15/12	475,850
20,000	Chicago Metro Hsg. Dev. Corp. Mtg. Rev. Ref. Series 1992-A (FHA insured) (Section 8),
	6.85%, 7/1/22	20,720
250,000	Du Page Co. Spl. Svc. Areano 31 Spl. Tax Series 2006 (Monarch Landing Proj.), 5.40%, 3/1/16	239,427
500,000	Harvey Ref. & Impt. G.O. Series 2007-A, 5.50%, 12/1/27	465,320
100,000	IL DFA Rev. Series 1998 (St. Patrick High School Proj.), 5.125%, 7/15/28	99,804
500,000	IL DFA Rev. Ref. Series 2007 (Chicago Charter School Fdn. Proj.), 5.00%, 12/1/36	406,325
1,000,000	IL Fin. Auth. Rev. Ref. Series 2007-A (Christian Homes, Inc. Proj.), 5.25%, 5/15/12	968,300
1,250,000	IL DFA Pollution Control Rev. Ref. Series 2000-A (Ameren CIPS Proj.), 5.50%, 3/1/14	1,225,875

Quantity ($)	Name of Issuer	Market Value ($)(1)
	IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
415,000	Series 1997-A, 6.05%, 7/1/19	417,826
120,000	Series 1997-A, 5.90%, 7/1/09	121,260
1,560,000	Series 1997-A, 6.00%, 7/1/15	1,572,371
1,240,000	Series 1997-C, 5.65%, 7/1/19	1,250,813
850,000	Series 1998-A, 5.50%, 7/1/12	861,024
285,000	Series 1998-A, 5.70%, 7/1/19	287,782
330,000	Series 2002-A (Cmnty. Rehab. Providers Fac. Proj.), 5.70%, 7/1/12	349,061
	IL Fin. Auth. Rev.:
750,000	Ref. Series 2006 (Luther Hillside Village Proj.), 5.25%, 2/1/37	677,017
700,000	Series 2006-A (Three Crowns Park Plaza Proj.), 5.875%, 2/15/38	612,269
500,000	Series 2006-B2 (Three Crowns Park Plaza Proj.), 5.40%, 2/15/38	488,480
	Series 2006 (Tabor Hills Supportive Living Proj.):
1,000,000	4.40%, 11/15/12	989,660
500,000	5.25%, 11/15/26	453,045
	Series 2006-A (Montgomery Place Proj.):
1,250,000	5.25%, 5/15/15	1,197,962
500,000	5.75%, 5/15/38	439,670
	Series 2007-A:
650,000	(Christian Homes, Inc. Proj.), 5.75%, 5/15/26	580,690
500,000	(Sedgebrook, Inc. Fac. Proj.), 5.40%, 11/15/16	466,150
	IL Fin. Auth. Sports Fac. Rev.:
	Series 2007-A (United Sports Org. of Barrington Proj.) (UTD insured):
500,000	6.125%, 10/1/27	470,510
500,000	6.25%, 10/1/37	454,040
1,000,000	Series 2008 (North Shore Ice Arena Proj.), 6.25%, 12/1/38	975,650
500,000	IL Fin. Auth. Educ. Rev. Series 2006-E (Uno Charter School Network Proj.) (ACA Insured), 5.00%, 9/1/26	398,665
	IL Hlth. Fac. Auth. Rev.:
350,000	Ref. Series 1996-B (Sarah Bush Lincoln Hlth. Ctr. Proj.), 5.50%, 2/15/16	352,940
950,000	Series 1997 (Sherman Hlth. Sys. Proj.), 5.50%, 8/1/12	961,533
605,000	Ref. Series 1999 (Silver Cross Hosp. Proj.), 5.25%, 8/15/15	630,271
500,000	Series 2000 (IA Health System Proj.), 6.75%, 2/15/13	541,110
590,000	Ref. Series 2003 (Sinai Health Proj.) (FHA Insured), 5.15%, 2/15/37	571,527
200,000	IL Sales Tax Rev. Series 1994-U, 5.00%, 6/15/10	200,380
	Lombard Public Facs. Corp. Rev. First Tier:
	Series 2005-A1 (Conference Ctr. & Hotel Proj.):
115,000	6.375%, 1/1/15	113,232
750,000	(ACA insured) 5.50%, 1/1/25	666,345
1,000,000	(ACA insured) 5.50%, 1/1/30	857,390
1,925,000	Series 2005-B (Conference Ctr. & Hotel Proj.), 5.25%, 1/1/36	1,815,006
2,000,000	Malta Tax Allocation Rev. Series 2006, 5.75%, 12/30/25	1,770,320
1,000,000	Manhattan Spl. Service Area Spl. Tax No. 07-6 Series 2007 (Groebe Farm-Stonegate Proj.), 5.75%, 3/1/22	952,280
250,000	Melrose Park Tax Increment G.O. Series 1999-A (FSA insured), 5.25%, 12/15/15	254,575
250,000	Montgomery Ref. Impt. Spl. Assmt. Series 2007 (Lakewood Creek Proj.) (Radian insured), 4.70%, 3/1/30	221,843
250,000	Quincy Hosp. Rev. Ref. Series 2007, 5.00%, 11/15/17	257,300
	Southwestern IL Dev. Auth. Rev.:
	Series 1999 (Anderson Hosp. Proj.):
750,000	5.375%, 8/15/15	763,448
2,625,000	5.625%, 8/15/29	2,540,843
750,000	Ref. Series 2008-A (Local Govt. Prog.), 7.00%, 10/1/22	721,028
500,000	Series 2006 (Village of Sauget Proj.), 5.625%, 11/1/26	440,660

See accompanying notes to portfolios of investments on page 58.     29

Sit Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
275,000	Upper Illinois River Valley Dev. Auth. Rev. Series 2001 (Morris Hosp. Proj.), 6.05%, 12/1/11	294,225
440,000	Will Co. Spl. Educ. Rev. Series 2006, 5.40%, 1/1/18	462,695
500,000	Will Co. Student Hsg. Rev. Series 2002-A (Joliet Junior College Proj.), 6.375%, 9/1/13 (7) (8)	325,000

		32,954,974

Indiana (3.4%)
500,000	Anderson Economic Dev. Rev. Ref. & Impt. Series 2007 (Anderson Univ. Proj.), 4.75%, 10/1/21	459,225
100,000	Bloomington Sewer Wks. Rev. Series 1999-A (MBIA insured), 5.20%, 1/1/29	100,322
500,000	Boone Co. Redev. Tax Increment Rev. Series 2005-B, 5.375%, 8/1/23	502,660
315,000	Central Nine Career Ctr. Bldg. Corp. Rev. Series 2007, 5.50%, 7/15/15	340,874
100,000	Elkhart Co. Ind. Hosp. Auth. Rev. Series 1998 (Elkhart General Hosp. Proj.), 5.25%, 8/15/28	100,496
250,000	Hammond Ind. Redev. Dist. Rev. Series 2008 (Marina Area Proj.), 6.00%, 1/15/17	245,297
	IN Hlth. & Educ. Fac. Fin. Auth. Rev.:
400,000	Series 2005 (Baptist Homes of IN Proj.), 5.25%, 11/15/25	390,544
1,000,000	Series 2007 (Cmnty. Fndtn. Northwest Proj. ), 5.50%, 3/1/22	950,500
215,000	IN Hlth. Fac. Fin. Auth. Hlth. Fac. Rev. Series 1998 (Holy Cross Health Sys. Corp. Proj.)
	(MBIA insured), 5.00%, 12/1/28	215,247
	IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
	Series 1993 (Community Hosp. of Anderson Proj.) (MBIA insured):
105,000	6.00%, 1/1/14	107,011
650,000	6.00%, 1/1/23	650,396
600,000	Ref. Series 1998 (Floyd Memorial Hosp. & Hlth. Svcs. Proj.), 5.25%, 2/15/18	604,746
	Series 2001-A (Community Foundation Northwest IN):
1,360,000	5.50%, 8/1/13	1,406,961
360,000	6.375%, 8/1/21	370,429
50,000	6.375%, 8/1/31	50,511
60,000	Ref. Series 2001-A (Community Foundation Northwest IN), 5.50%, 8/1/13	65,692
300,000	Series 2004-A (Community Foundation Northwest IN), 4.75%, 3/1/14	299,070
	IN Hlth. Fac. Fin. Auth. Rev. Ref. Series 1998:
170,000	(Greenwood Village South Proj.), 5.35%, 5/15/08	169,961
1,875,000	(Marquette Manor Proj.), 5.00%, 8/15/18	1,876,969
1,155,000	IN State Dev. Fin. Auth. Rev. Educ. Facs. Series 2003 (Archdiocese Indpls. Proj.), 5.50%, 1/1/33	1,164,309
500,000	St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 2005 (Madison Ctr. Oblig. Group Proj.), 5.25%, 2/15/28	442,990
500,000	Vigo Co. Hosp. Auth. Rev. Series 2007 (Union Hosp. Inc. Proj.), 5.50%, 9/1/27	444,255

		10,958,465

Iowa (1.0%)
	Coralville Urban Renewal Rev. Tax Increment Series 2006-A:
240,000	5.00%, 6/1/11	244,910
115,000	5.00%, 6/1/12	117,155
120,000	5.00%, 6/1/14	120,754
185,000	5.00%, 6/1/15	185,055
405,000	Dickinson Co. Hsg. Sr. Rev. Series 2006-A (Spirit Lake - GEAC LLC Proj.), 5.375%, 12/1/16	370,433
345,000	Iowa Fin. Auth. Cmnty. Provider Rev. Series 2007 (Boys & Girls Proj.), 5.40%, 12/1/10	347,660
	IA Fin. Auth. Sr. Hsg. Rev. Ref. Series:
350,000	2006-A (Bethany Life Cmntys. Proj.), 5.20%, 11/1/16	320,145
410,000	2007-A (Wedum Walnut Ridge LLC Proj.), 5.00%, 12/1/14	386,634
100,000	IA Fin. Auth Single Family Rev. Series 2000-D (GNMA/FNMA Mtg. Backed Sec. Proj.), 5.75%, 7/1/09	103,091
500,000	Palo Alto Co. Hosp. Rev. Series 2006 (Palo Alto Co. Hosp. Proj.), 5.25%, 8/1/24	431,970
400,000	Washington Co. Hosp. Rev. Series 2006 (Washington Co. Hosp. Proj.), 5.125%, 7/1/15	404,360

		3,032,167

Quantity ($)	Name of Issuer	Market Value ($)(1)
Kansas (0.2%)
10,000	Olathe & Labette Cos. Mtg. Loan Rev. Series 1991-B (GNMA collateralized) zero coupon,
	7.56% effective yield, 2/1/23	3,497
500,000	KS Dev. Fin. Auth. Hsg. Dev. Rev. Series 2003-B1 (GNMA Collateralized), 5.60%, 5/20/34	506,135
250,000	KS Dev. Fin. Auth. Hlth. Facs. Rev. Series 2008-F (Stermont-Vail Healthcare), 5.75%, 11/15/27	255,353

		764,985

Kentucky (0.1%)
220,000	Dawson Springs Water & Sewer Rev. Ref. Series 1997, 5.10%, 9/1/13	224,679

Louisiana (4.0%)
7,200,000	Capital Appreciation Series 2000-D1 (GNMA & FNMA collateralized) zero coupon,
	6.46% effective yield, 4/1/34	1,317,456
399,305	Denham Springs - Livingston Hsg. & Mtg. Rev Series 2007, 5.00%, 11/1/40	401,218
	East Baton Rouge Fin. Auth. Single Family Mtg. Rev. Ref.:
500,000	Series 2007-A, 4.40%, 10/1/23	473,070
250,000	Series 2007-B1 (GNMA/FNMA/FHLMC supported), 4.625%, 10/1/24	240,775
600,000	Houma-Terrebonne Pub. Tr. Fin. Auth. Single Family Mortgage-Backed Rev.
	Series 2007 (GNMA/FNMA/FHLMC supported), 5.15%, 12/1/40	608,712
	Jefferson Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-D:
300,000	4.00%, 12/1/23	294,882
1,900,000	5.00%, 6/1/38	1,807,147
400,000	Juban Park Cmnty. Dev. Dist. Special Assessment Series 2006, 5.15%, 10/1/14	378,012
1,242,000	Layayette Pub. Fin. Auth. Single Family Mortgage Backed Rev.
	Series 2007 (GNMA/FNMA/FHLMC supported), 5.35%, 1/1/41	1,287,718
2,250,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. Series 2007-B1, 5.70%, 12/1/38	2,383,065
600,000	LA Loc. Gov. Envir. Facs. Cmnty. Dev. Auth. Rev. Series 2007 (LA Local Gov. Proj.), 6.75%, 11/1/32	572,352
	LA Public Facs. Auth. Rev:
500,000	Series 1995-A (Glen Retirement Sys. Proj.), 6.50%, 12/1/15	500,580
750,000	Ref. Series 2007-A2 (Tulane Univ. Proj.), variable rate, 2/15/36	532,500
1,025,000	St. John Baptist Parish Rev. Series 2007-A (Marathon Oil Corp.), 5.125%, 6/1/37	899,540
1,164,245	St. Tammany Parish Fin. Auth. Single Family Mtg. Rev. Series 2007-A (Home Ownership
	Prog. Proj.) (GNMA/FNMA/FHLMC Backed Securities Proj.), 5.25%, 12/1/39	1,166,795

		12,863,822

Maine (0.6%)
1,000,000	Skowhegan Pollution Ctrl. Rev. Ref. Series 1993 (Scott Paper Co. Proj.), 5.90%, 11/1/13	1,002,900
1,000,000	South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13	1,012,720

		2,015,620

Maryland (0.7%)
500,000	Annapolis Econ. Dev. Rev. Series 2007-B (St. Johns College Fac. Proj.), 5.00%, 10/1/27	464,450
200,000	Howard Co. Retirement Cmnty. Rev. Ref. Series 2007-A (Vantage House Fac. Proj.), 4.50%, 4/1/10	196,890
310,000	MD Economic Dev. Corp. Rev. Ref. Sr. Lien Series 2006-A (Chesapeake Bay Proj.), 4.75%, 12/1/11	308,335
1,150,000	MD Hlth. & Hgr. Educ. Fac. Auth. Rev. Series 2007-B (King Farm Presbyterian Cmnty. Proj.), 4.75%, 1/1/13	1,116,386

		2,086,061

Massachusetts (1.7%)
250,000	MA St. G.O. Series 2007-A (FGIC insured), variable rate, 5/1/37	180,000
2,000,000	MA St. College Bldg. Auth. Proj. Rev. Series 1999-1 (MBIA Insured), 5.375%, 5/1/39	2,027,840
	MA Hlth. & Educ. Fac. Auth. Rev.:
250,000	Series 1993-E (South Shore Hosp. Proj.) (MBIA insured), 5.50%, 7/1/20	250,000
250,000	Series 2001-E (Berkshire Hlth. Sys. Proj.), 5.70%, 10/1/25	256,033

See accompanying notes to portfolios of investments on page 58.     31

Sit Tax-Free Income Fund

March 31, 2008
Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
	MA Dev. Fin. Agy. Rev.:
200,000	Series 2005 (Evergreen Ctr., Inc.), 4.00%, 1/1/09	199,872
500,000	Series 2005-A (Curry College Proj.) (ACA Insured), 4.55%, 3/1/16	484,465
550,000	Series 2007 (Orchard Cove Proj.), 5.00%, 10/1/17	517,061
	MA Indus. Fin. Agy. Rev. Series:
600,000	1995 (St. Mark’s School Issue), 6.00%, 1/1/15	604,920
1,000,000	1997 (Trustees Deerfield Academy Proj.), 5.00%, 10/1/23	1,016,900

		5,537,091

Michigan (2.5%)
	Chandler Park Academy Public School Rev. Series 2005:
125,000	4.00%, 11/1/09	124,907
500,000	5.00%, 11/1/22	446,015
250,000	Detroit School District G.O. Series 2003-B (School Bldg. & Site Impt. Proj.), 5.00%, 5/1/21	257,560
1,000,000	Kent Hosp. Fin. Auth. Rev. Series 2005-A (Met Hosp. Proj.), 6.00%, 7/1/35	969,900
	Kentwood Econ. Dev. Ltd. Oblig. Series 2006-A (Holland Home Proj.):
1,000,000	5.25%, 11/15/26	907,130
500,000	5.375%, 11/15/36	434,250
250,000	Lincoln Park School Dist. G.O. Refunding Series 1998, 5.00%, 5/1/18	250,682
750,000	MI Bldg. Auth. Rev. Series 2006, zero coupon, 4.79% effective yield, 10/15/21	365,513
	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2006 (Black River School Proj.):
115,000	5.125%, 9/1/11	116,612
250,000	5.50%, 9/1/19	237,583
500,000	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Series 2007 (Richfield Pub. Sch. Proj.), 5.00%, 9/1/22	446,400
650,000	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2007 (Bradford Proj.), 6.00%, 9/1/16	649,539
500,000	MI Pub. Educ. Facs. Auth Ltd. Obligation Rev. Ref. Series 2007 (Nataki Talibah Proj.), 6.25%, 10/1/23	481,770
500,000	MI Hosp. Fin. Auth. Rev. Ref. Series 1998-A (Mclaren Hlth. Care Proj.) (MBIA-IBC insured), 5.00%, 6/1/28	494,955
500,000	MI St. Univ. Gen. Rev. Series 2007-B (Ambac insured), variable rate, 2/15/37	360,000
250,000	MI Tobacco Settlement Fin. Auth. Sr. Rev. Series 2007-A, 5.125%, 6/1/22	234,518
500,000	Plymouth Educ. Ctr. Charter Schl. Academy Rev. Ref. Series 2005, 5.00%, 11/1/11	510,990
300,000	Pontiac Tax Increment Fin. Auth. Rev. Ref. Series 2002 (Dev. Area 2 Proj.) (ACA insured), 5.625%, 6/1/22	288,783
500,000	Saginaw Hosp Fin. Auth. Series 2000-F (Covenant Med. Ctr. Proj.), 6.50%, 7/1/30	528,845

		8,105,952

Minnesota (1.8%)
740,000	Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20	748,392
5,284,107	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 5.295%, 11/1/32	4,630,305
600,000	St. Paul Hsg. & Redev. Auth. Rev. Series 2006 (Nursing Home NTS-Episcopal Proj.), 5.63%, 10/1/33	522,684

		5,901,381

Mississippi (0.7%)
	MS Dev. Bank Spl. Oblig. Rev. Ref.:
325,000	Series 1998 (Three Rivers Solid Waste Proj.), 5.125%, 7/1/14	325,169
1,000,000	Series 2006-B (Magnolia Regl. Hlth. Ctr. Proj.), 5.00%, 10/1/13	1,047,590
	MS Home Corp. Single Fam. Mtg. Rev. (GNMA/FNMA/FHLMC supported):
250,000	Series 2007-C1, 5.60%, 6/1/38	264,320
500,000	Series 2008-A1, 5.05%, 12/1/39	467,810

		2,104,889

Quantiity ($)	Name of Issuer	Market Value ($)(1)
Missouri (2.6%)
200,000	Branson Cmnty. Park Impt. Dist. Spl. Assessment Rev. Series 2007-A, 5.00%, 6/1/10	202,648
80,000	Cape Girardeau Co. Indl. Dev. Auth. Hlth. Care Fac. Rev. (Southwest MO Hosp. Assoc. Proj.)
	Series 2002, 5.75%, 6/1/32	75,038
500,000	Chillicothe Tax Increment Rev Series 2006 (South U.S. 65 Proj.), 5.625%, 4/1/27	448,640
500,000	Gravois Bluffs Transn. Dev. Dist. Transn. Sales Tax Rev. Series 2007, 4.75%, 5/1/32	446,615
295,000	Hannibal Indl. Dev. Auth. Tax Increment & Transn. Dev. Rev. Ref. & Impt. Series 2006
	(Stardust-Munger Proj.), 4.70%, 4/15/23	289,073
250,000	Harrisonville Annual Approp. Tax. Rev. Ref. Series 2007 (Harrisonville Towne Ctr. Proj.), 4.625%, 11/1/28	221,545
300,000	I470 & 350 Transportation Dev. Dist. Sales Tax. Rev. Ref. & Impt. Series 2007 (Radian insured), 4.60%, 6/1/29	291,552
1,000,000	Joplin Indl. Dev. Auth. Rev. Ref. Series 2007-F (Christian Homes Inc. Proj.), 5.50%, 5/15/17	942,400
250,000	Kansas City Tax Increment Fin. Comm. Rev. Series 2007-A (Maincor Proj.), 5.00%, 3/1/12	252,200
600,000	Lincoln Univ. Auxiliary Sys. Rev. Subordinate Series 2007, 4.65%, 6/1/21	604,062
	Series 2007-E (Independence - Centerpoint Proj.):
250,000	5.125%, 4/1/25	248,180
500,000	4.75%, 4/1/28	462,275
	MO Hlth. & Educ. Fac. Auth. Rev. Series:
500,000	2005-A (Sr. Living Fac.-Lutheran Sr. Svcs. Proj.), 5.375%, 2/1/35	470,575
500,000	2007-A (Sr. Living Fac.-Lutheran Sr. Svcs. Proj.), 4.875%, 2/1/18	495,540
	MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev.:
500,000	2007-A (Riverside Horizons Proj.) (ACA insured), 5.00%, 5/1/20	489,770
400,000	2007-B (Riverside Horizons Proj.) (ACA insured), 4.50%, 5/1/27	344,224
	St. Louis Indl. Dev. Auth. Sr. Living Facs. Rev.:
250,000	Series 2007-A (Friendship Vlg. West Proj.), 5.375%, 9/1/21	231,813
1,250,000	Series 2007-B (St. Andrews Residence For Seniors Proj.), 5.375%, 12/1/27	1,230,000
480,000	St. Louis Indl. Dev. Auth. Tax Allocation Rev. Series 2006 (Southtown Redev. Proj.), 5.125%, 5/1/26	419,846
275,000	Univ. City Indl. Dev. Auth. Hsg. Rev. Ref. Series 1995-A (Canterbury Proj., 5.75%, 12/20/15	275,369

		8,441,365

Montana (0.5%)
930,362	MT Fac. Fin. Auth. Rev. Series 2005 (Great Falls Pre-Release Svcs. Proj.), 5.08%, 4/1/21	939,191
750,000	MT Fac. Fin. Auth. Rev. Series 2007-C (St. Luke Cmnty. Healthcare Proj.), 5.00%, 1/1/22	751,523

		1,690,714

Nebraska (0.2%)
220,000	Douglas Co. San. & Impt. Dists. No. 375 G.O. Series 2003 (Walnut Ridge Proj.) , 5.30%, 12/15/23	221,639
500,000	Mead Vlg. Tax Allocation Rev. Series 2006-A (E3 Biofuels - Mead LLC Proj.), 5.125%, 7/1/12	456,010

		677,649

Nevada (1.1%)
250,000	Clark Co. Econ. Dev. Rev. Series 2003 (Alexander Dawson Sch. Proj.), 5.375%, 5/15/33	245,422
1,000,000	Clark Co. Poll. Ctrl. Rev. Ref. Series 1995-D (Nev. Pwr. Co. Proj.) (ACA-CBI Insured), 5.30%, 10/1/11	963,270
415,000	Clark Co. Impt. Spl. Assmt. Series 2007-A (Summerlin Proj.), 4.85%, 2/1/17	382,717
600,000	Las Vegas Paiute Tribe Rev. Series 2002A (ACA insured), 6.625%, 11/1/17	626,388
315,000	North Las Vegas LOC Impt. Spl. Assessment Ref. Sub. Spl. Series 2006-B (Impt. Dist. No. 60), 4.50%, 12/1/10	312,178
110,000	NV Hsg. Dev. SF Mtg. Program Mezzanine Series 1998B-1, 5.30%, 4/1/16	111,746
	Reno Hosp. Rev. Series 2007-A (Renown Regl. Med. Ctr. Proj.):
500,000	5.00%, 6/1/22	483,700
500,000	5.25%, 6/1/32	465,065

		3,590,486

See accompanying notes to portfolios of investments on page 58.     33

Sit Tax-Free Income Fund March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
New Hampshire (1.3%)
	Manchester Hsg. & Redev. Auth. Rev.:
300,000	Series 2000-B (Radian insured) zero coupon, 5.25% effective yield, 1/1/19	160,902
890,000	Series 2000-A (ACA insured), 6.75%, 1/1/15	916,762
	NH Hlth. & Educ. Fac. Auth. Rev.:
450,000	Series 2004 (Covenant Hlth. Proj.), 5.00%, 7/1/14	470,588
485,000	Series 2006 (The Memorial Hosp. Proj.), 5.25%, 6/1/16	489,127
565,000	Series 2006-A (Havenwood-Heritage Heights Proj.), 5.00%, 1/1/16	514,303
	NH Hlth. & Educ. Facs. Auth. Hosp. Rev. Series 2004 (Speare Mem. Hosp. Proj.):
255,000	5.00%, 7/1/10	259,924
500,000	5.00%, 7/1/16	495,965
690,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1997 (Catholic Charities Proj.), 5.75%, 8/1/12	699,922
135,000	NH Higher Educ. & Hlth. Fac. Auth. Rev. Series 1998 (New Hampton School), 5.00%, 10/1/08	135,922

		4,143,415

New Jersey (0.3%)
	NJ Hlth. Care Facs. Fin. Auth. Rev.:
365,000	Series 1997 (Capital Health Sys. Proj.), 5.125%, 7/1/12	370,355
250,000	Series 2002 (Englewood Hosp. Proj.) (FHA insured), 5.00%, 2/1/21	254,070
495,000	Series 2007-E (Catholic Hlth. East Issue Proj.), variable rate, 11/15/33	346,500

		970,925

New Mexico (0.6%)
	Farmington Pollution Ctl. Rev. Ref. (Pub. Svc. Co. San Juan Proj.):
250,000	Series 1996-B, 6.30%, 12/1/16	250,538
1,000,000	Series 1996-C, 5.70%, 12/1/16	1,012,380
560,000	NM MFA Forward Mortgage-Backed Series 1995-E (GNMA collateralized), 6.95%, 1/1/26	569,576
250,000	NM State Hosp. Equip. Ln. Council Hosp. Rev. Ref. Series 2007-A (Rehoboth Proj.), 5.00%, 8/15/17	225,105

		2,057,599

New York (1.8%)
250,000	Albany Indl. Dev. Agy. Civic Fac. Rev. Series 2007-A (Brighter Choice Charter Sch. Proj.), 5.00%, 4/1/20	231,047
500,000	Amherst Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (Beechwood Hlth. Care Ctr. Inc. Proj.), 4.875%, 1/1/13	481,555
500,000	Genesee Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (United Mem. Med. Ctr. Proj.), 4.75%, 12/1/14	466,815
275,000	Madison Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007 (Oneida Hlth. Sys., Inc. Proj.), 4.50%, 2/1/17	261,300
1,230,000	NY Dorm Auth. Rev. Series 1996-A (Maimonides Med. Ctr. Proj.), 5.75%, 8/1/24	1,231,611
650,000	NY Dorm Auth. Debt Rev. Series 2007-B (N Shore Proj.), variable rate, 5/1/33	455,000
170,000	NY Cos. Tobacco Trust IV Settlement Pass-Thru Rev. Series 2005-A, 4.25%, 6/1/21	158,234
1,060,000	NY Tobacco Settlement Fing. Corp Asset-Backed Rev. Series 2003-C1, 5.00%, 6/1/11	1,061,304
250,000	Seneca Nation Indians Cap. Impt. Auth. Spl. Oblig. Rev. Series 2007-A, 5.00%, 12/1/23	219,498
	Ulster Co. Indl. Dev. Agy. Civic Fac. Rev. Series 2007-A:
500,000	5.10%, 9/15/13	487,775
650,000	5.25%, 9/15/16	610,428

		5,664,567

North Carolina (1.1%)
400,000	Albemarle Hosp. Auth. Healthcare Fac. Rev. Ref. Series 2007, 5.25%, 10/1/21	389,816
375,000	Asheville Certificates of Participation Series 1997-A, 5.125%, 6/1/18	379,117
105,000	Mecklenburg Co. Indus. Facs. & Pollution Ctrl. Fin. Auth. Rev. Series 1993 (Fluor Corp. Proj.), 5.25%, 12/1/09	105,202
250,000	NC Med. Care Commission Retirement Facs. Rev. Ref. Series 2007 (Brookwood Proj.), 5.25%, 1/1/32	201,780

Quantity ($)	Name of Issuer	Market Value ($)(1)
	NC Med. Care. Commission Hlth. Care Facs. Rev.:
150,000	Series 1998-B (Novant Hlth. Proj.), 5.00%, 10/1/28	150,069
525,000	Ref. Series 2005-B (Presbyterian Proj.), 4.90%, 7/1/31	521,698
	NC Med. Care Commission Hlth. Care Hsg. Rev. Series 2004-A:
500,000	(The ARC of NC Proj.), 4.65%, 10/1/14	505,310
700,000	(ARC Proj.), 5.80%, 10/1/34	669,921
370,000	NC Med. Care Commission Rev. Series 2003 (FHA Insd. Mtg.-Betsy Johnson Proj.)
	(FSA insured), 5.375%, 10/1/24	383,775
175,000	Northern Hosp. Dist. Surry. Co. Hlth. Care Facs. Rev. Series 1999, 5.50%, 10/1/19	177,553

		3,484,241

North Dakota (0.5%)
750,000	City of Washburn Series 2007-B (Bismarck State College Fdtn.), 5.01%, 4/1/32	724,433
	Grand Forks Sr. Hsr. Rev. Ref. Series 2006 (4000 VY Square Proj.):
260,000	4.50%, 12/1/08	258,370
395,000	4.60%, 12/1/10	386,705
175,000	Williams Co. Sales Tax Rev. Series 2006, 5.00%, 11/1/31	153,059

		1,522,567

Northern Mariana Islands (0.1%)
500,000	Northern Mariana Islands Commonwealth G.O. Ref. Series 2007-B, 5.00%, 10/1/22	449,790

Ohio (2.1%)
330,000	Blue Ash Tax Allocation Rev. Series 2006 (Duke Realty Ohio Proj.), 5.00%, 12/1/21	325,195
500,000	Buckeye Tobacco Settlement Fin. Auth. Asset-Backed Sr. Rev. Series 2007-A2, 5.125%, 6/1/24	466,350
295,000	Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999-A (Port of Cleveland Bond Fund Capital Imprv. Proj.), 5.375%, 5/15/19	288,109
	Cleveland-Cuyahoga Co. Port. Auth. Dev. Rev. :
700,000	Series 2004-D (Garfield Heights Proj.), 5.25%, 5/15/23	650,209
610,000	Series 2004-E (Meyers Univ. Proj.), 4.65%, 5/15/14	600,722
530,000	Series 2004-E (Meyers Univ. Proj.), 5.60%, 5/15/25	509,107
270,000	Series 2005-B (Fairmount Proj.), 5.125%, 5/15/25	240,276
750,000	Series 2006-A (Sr. Hsg. - St. Clarence - Geac Proj.), 6.00%, 5/1/21	714,705
1,500,000	Hamilton Co. Hlth. Care Rev. Ref. Series 2006-A (Life Enriching Cmntys. Proj.), 5.00%, 1/1/27	1,384,755
805,000	Lorain Co. Hosp. Rev. Series 1997-B (Catholic Hlth.Care Partners Proj.) (MBIA insured), 5.50%, 9/1/27	818,991
500,000	Miami Co. Hosp. Fac. Rev. Ref. Impt. Series 2006 (Upper Valley Med. Ctr. Proj.), 5.25%, 5/15/17	512,590
250,000	Toldeo-Lucas Co. Port Auth. Spl. Assessment Rev. Series 2003 (Crocker Park), 5.38%, 12/1/35	227,758

		6,738,767

Oklahoma (1.6%)
500,000	Atoka Co. Health Care Auth. Hosp. Rev. Series 2007 (Atoka Mem. Hosp. Proj.), 5.875%, 10/1/18	473,215
	Citizen Potawatomi Nation Tax Rev. Series 2004-A:
660,000	5.00%, 9/1/08	662,363
500,000	6.50%, 9/1/16	518,155
250,000	Langston Econ. Dev. Auth. Rev. Series 2005-A (Langston Univ. Proj.) (ACA insured), 5.00%, 5/1/35	207,452
500,000	Norman Regl. Hosp. Auth. Rev. Series 2005, 5.50%, 9/1/24	481,155
915,000	Oklahoma St. Ind. Auth Rev. Series 2006 (YMCA Greater OK Earlywine Proj.), 4.875%, 7/1/22	809,610
400,000	Valley View Hosp. Auth. Rev. Ref. Series 1996, 6.00%, 8/15/14	421,200
960,000	Washington Co. Med. Auth. Rev. Bartlesville Ref. Series 1996 (Jane Phillips Med. Ctr. Proj.) (Connie Lee insured), 5.50%, 11/1/10	966,950
500,000	Weatherford Hosp. Auth. Rev. Series 2006, 6.00%, 5/1/16	486,885

		5,026,985

See accompanying notes to portfolios of investments on page 58.     35

Sit Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
Oregon (0.5%)
200,000	Cow Creek Band Umpqua Tribe of Indians Rev. Series 2006-C, 4.875%, 10/1/08	199,012
250,000	OR G.O. Series 2001-81 (Veterans Welfare Proj.), 5.25%, 10/1/42	245,043
85,000	OR Hsg. & Cmty. Svcs. Dept. Mtg. Rev. Series 2000-K, 5.70%, 7/1/22	86,010
1,245,000	Western Generation Agy. Sub. Lien Rev. Series 2006-C (Wauna Cogeneration Proj.), 5.00%, 1/1/21	1,116,566

		1,646,631

Pennsylvania (5.2%)
	Allegheny Co. Hosp. Dev. Auth. Rev. Series 2003-A (Ohio Valley Gen. Hosp. Proj.):
245,000	3.30%, 4/1/08	245,000
135,000	3.875%, 4/1/10	134,410
495,000	Butler Co. Gen. Auth. Rev. Series 2007 (Butler Area Sch. Dist. Proj.), variable rate, 10/1/34	376,200
565,000	Chartiers Valley Indl. & Commercial Dev. Auth. Rev. Ref. Series 2003-A
	(Friendship Village South Proj.), 4.75%, 8/15/11	572,938
555,000	Erie Auth. Pkg. Fac. Rev. Series 2006, 4.60%, 9/1/21	524,125
500,000	Harrisburg Auth. Univ. Rev. Series 2007-A (Harrisburg Univ of Science Proj.), 5.40%, 9/1/16	499,975
600,000	Geisinger Auth. Hlth. Sys. Rev. Series 2007 (Geisinger Hlth. Sys. Proj.), variable rate, 5/1/37	438,000
2,330,000	Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmnty. Hosp. Proj.), 5.25%, 7/1/12	2,332,283
	Lancaster Co. Hosp. Auth. Rev.:
200,000	Series 1994 (Hlth. Center-Masonic Homes Proj.), 5.30%, 11/15/08	200,330
250,000	Series 2006 (Hlth. Center-Masonic Homes Proj.), 5.00%, 11/1/26	241,190
	Series 2008-A (Brethren Village Proj.):
500,000	5.20%, 7/1/12	506,380
500,000	6.10%, 7/1/22	489,430
250,000	Lehigh Co. General Purpose Auth. Rev. Rev. Series 2007 (Saint Luke’s Bethlehem Proj.), variable rate, 8/15/42	157,500
1,575,000	Montgomery Co. Indus. Dev. Auth. Retirement Cmnty. Rev. Series 1998, 5.25%, 11/15/28	1,500,566
500,000	Northeastern PA Hosp. & Educ. Auth. College Rev. Series 1997 (Luzerne Co. Cmnty. Coll. Proj.)
	(MBIA insured), 5.15%, 8/15/16	500,880
365,000	PA Econ. Dev. Fin. Auth. Rev. Series 1998-A (Northwestern Human Svcs. Proj.) (ACA insured),
	4.875%, 6/1/08	365,128
3,890,000	PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996-A (Allegheny Delaware Valley
	Obligated Group, Inc.) (MBIA insured), 5.875%, 11/15/16	3,888,405
	PA Higher Educ. Fac. Auth. Rev.:
295,000	Series 1997-O (MBIA insured), 5.125%, 6/15/24	295,448
190,000	Unrefunded Balance Series 1998 (Temple Univ. Proj.), 5.00%, 4/1/21	192,065
800,000	Series 2000 (Univ. of the Arts Proj.) (Radian insured), 5.75%, 3/15/30	804,808
190,000	Series 2005 (Widener Univ. Proj.), 3.10%, 7/15/08	189,776
370,000	Series 2006-FF2 (Assn. Indpt. Colleges & Univ. Proj.) (Radian insured), 5.00%, 12/15/24	360,206
500,000	Ref. Series 2007 (Philadelphia Univ. Proj.), 5.00%, 6/1/22	483,220
	Philadelphia Hosp. & Hgr. Educ. Fac. Auth. Hosp. Rev.:
275,000	Series 1993-A (Temple Univ. Hosp. Proj.), 6.50%, 11/15/08	279,645
250,000	Series 1997-A (FHA insured), 5.30%, 1/1/18	254,755
700,000	Potter Co. Hosp. Auth. Rev. Series 1996 (Charles Cole Mem. Hosp. Proj.) (Radian insured), 5.95%, 8/1/16	702,765
25,000	South Fork Municipal Auth. Hosp. Rev. Series 1998-B (Conemaugh Valley Mem. Hosp. Proj.), 5.375%, 7/1/22	25,328
200,000	Washington Co. Auth. Rev. Series 1999, 6.15%, 12/1/29	199,742

		16,760,498

Puerto Rico (0.3%)
500,000	Puerto RicoElec. Pwr. Auth. Rev. Ref. Series 2007-UU, variable rate, 7/1/25	350,000
500,000	Puerto Rico Commonwealth Hwy. & Transportation Auth. Rev. Ref. Series 2007-N, variable rate, 7/1/45	350,000
500,000	Puerto Rico Sales Tax. Fin. Corp. Rev. Series 2007-A, variable rate, 8/1/57	355,000

		1,055,000

Quantity ($)	Name of Issuer	Market Value ($)(1)
Rhode Island (0.3%)
260,000	RI Clean Water Protection Fin. Agy. Pooled Lien Rev. Series 1995A (MBIA insured), 5.375%, 10/1/15	260,549
	RI Hlth. & Educ. Bldg. Corp. Rev. Series:
250,000	1996 (Lifespan Oblig. Group Proj.), 5.25%, 5/15/26	250,768
565,000	1997 (Steere House Proj.), 5.80%, 7/1/20	535,626

		1,046,943

South Carolina (2.4%)
	Berkeley Co. Sch. Dist. Intallment Lease (Securing Assets For Education Proj.):
500,000	Series 2003, 5.25%, 12/1/19	508,040
1,250,000	Series 2003, 5.25%, 12/1/20	1,264,550
1,000,000	Series 2006, 5.00%, 12/1/20	999,000
400,000	Charleston Educ. Excellence Fin. Corp. Rev. Series 2005 (Charleston Co. Schl. Dist. Proj.), 5.25%, 12/1/20	414,284
60,000	Greenville Hosp. Sys. Hosp. Fac. Rev. Series 2001, 5.00%, 5/1/31	58,632
1,500,000	Kershaw Co. Public Sch. Fdn. Installment Pwr. Rev. Series 2006 (Kershaw Co. Sch. Dist. Proj.)
	(CIFG insured), 5.00%, 12/1/25	1,432,125
500,000	Lee Co. Sch. Facs. Inc. Installment Purchase Rev. Series 2007 (Radian insured), 6.00%, 12/1/31	515,860
	SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Ref. & Impt. Series 2006 (Hampton Regl. Med. Proj.):
390,000	4.60%, 11/1/09	381,677
735,000	4.65%, 11/1/11	701,344
885,000	SC Jobs Econ. Dev. Auth. Hlth. Care Fac. Rev. Ref. Series 2007 (Lutheran Homes Proj.), 4.875%, 5/1/10	879,177
	SC Jobs Econ. Dev. Auth. Hlth. Care Fac. Rev. (Woodlands at Furman Proj.):
500,000	Series 2007-A, 6.00%, 11/15/27	462,050
250,000	Series 2007-B, 5.15%, 11/15/42	244,663

		7,861,402

South Dakota (0.3%)
	SD Hlth. & Educ. Fac. Auth. Rev.:
125,000	Ref. Series 2006 (Huron Regional Med. Ctr. Proj.), 4.25%, 4/1/08	125,000
410,000	Series 2006 (Westhills Village Retirement Community), 5.00%, 9/1/19	405,769
500,000	Series 2004-A (Sioux Valley Hosp. & Hlth.), 5.25%, 11/1/34	478,585

		1,009,354

Tennessee (1.5%)
500,000	Blount Co. Hlth. & Educ. Fac. Brd. Rev. Ref. Series 2007-A (Asbury Inc. Proj.), 4.75%, 4/1/12	477,980
500,000	Metro Govt. Nashville & Davidson Co. Hlth. & Educ. Facs. Brd. Multifamily Hsg. Rev.
	Series 2005-A (Prestige Proj.), 7.50%, 12/20/40	458,255
240,000	Metro Govt. Nashville & Davidson Co. Indus. Dev. Brd. Rev. Ref.
	Series 2001-A (GNMA collateralized), 6.625%, 3/20/36	254,040
	Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily Hsg. Rev.:
	(CME Memphis Apts. Proj.):
1,850,000	Senior Series 1998-A, 5.35%, 1/1/19 (7) (8)	554,297
7,875,000	Senior Series 1998-A, 5.55%, 1/1/29 (7) (8)	2,278,946
1,630,000	Subordinate Series 1998-C, 6.00%, 1/1/29 (7) (8)	16
	(Eastwood Park Apts. Proj.):
1,000,000	Senior Series 1995-A2, 6.40%, 9/1/25 (7) (8)	382,960
405,000	Subordinate Series 1995-C, 7.50%, 9/1/25 (7) (8)	4
500,000	Series 2006-A (Trezevant Manor Proj.), 4.90%, 9/1/11	491,115

		4,897,613

See accompanying notes to portfolios of investments on page 58.     37

Sit Tax-Free Income Fund March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
Texas (9.5%)
400,000	Austin Convention Enterprises, Inc. (Convention Ctr.) Rev. Ref. Series 2006-B, 6.00%, 1/1/10	411,452
	Austin Utilities System Rev. Ref.:
20,000	Series 1993 (MBIA insured), 5.25%, 5/15/18	20,022
150,000	Series 1997, 5.125%, 11/15/13	150,300
	Bexar Co. HFC Multifamily Hsg. Rev.:
560,000	Subordinated Series 2000-C (Honey Creek Apts. Proj.), 8.00%, 4/1/30	480,329
300,000	Ref. Series 2001-A (Nob Hill Apartments Proj.), 5.50%, 6/1/11	278,634
130,000	Subordinated Series 2001-B (American Oppty. Hsg. Dublin Kingswood & Waterford Apts. Proj.), 7.50%, 12/1/14	130,395
1,000,000	Series 2001-A-1 (Stablewood Farms Proj.) (GNMA Insured), 6.25%, 7/20/43	1,043,180
440,000	Series 2001-A-1 (American Opportunity -Waterford Proj.), 6.50%, 12/1/21	450,604
440,000	Bexar Co. Rev. Series 2000 (Venue Proj.)(MBIA insured), 5.75%, 8/15/22	464,354
500,000	Brazos Co. Hlth. Fac. Dev. Corp. Franciscan Svcs. Corp. Series 2002, 5.38%, 1/1/32	478,320
500,000	Brazos River Hbr. Nav. Dist Rev. Series 2002-B-2 (Dow Chemical Co. Proj.), 4.75%, 5/15/33	429,970
750,000	Cameron Educ. Corp. Rev. Series 2006-A (Faith Family Academy Proj.) (ACA Insured), 5.00%, 8/15/21	669,570
115,000	Dallas Area Rapid Transit Rev. Sr. Lien Unrefunded Balance Series 2001 (Ambac insured), 5.00%, 12/1/26	115,873
6,055,000	Dallas HFC Multifamily Mtg. Rev. Series 1998-A (GNMA collateralized) (Towne Ctr. Apts.), 6.75%, 10/20/32	6,352,119
150,000	Fort Bend Co. Municipal Util. Dist. No. 106 G.O. Series 1999 (Radian insured), 5.30%, 9/1/10	150,228
500,000	Galveston Co. Hlth. Fac. Dev. Corp. Rev. Series 1995 (Devereux Foundation Proj.)
	(MBIA insured), 5.00%, 11/1/14	500,815
1,100,000	Galveston Co. Municipal Util. Dist. No. 52 Series 2007-A, 6.00%, 8/13/08	1,116,467
500,000	Garza Co. Public Hlth. Fac. Corp. Rev. Series 2006, 5.50%, 10/1/16	510,200
100,000	Harris Co. Spl. Rev. Sr. Lien Series 1998-A (Houston Sports Auth. Proj.), 5.00%, 11/15/28	98,979
500,000	Harris Co. Municipal Util. Dist. No. 360 G.O. Series 1998 (FSA Insured), 4.875%, 12/1/23	500,420
	Harris Co. Hlth. Fac. Dev. Corp. Hosp. Rev.:
750,000	Series 1998 (Hermann Hosp. Sys. Proj.), 5.00%, 6/1/18	761,340
310,000	Series 1998 (Hermann Hosp. Sys. Proj.), (FSA insured), 5.25%, 6/1/27	314,814
500,000	Series 2008 (Teco Proj.) (Assured Gty.), 5.00%, 11/15/32	488,210
700,000	Hidalgo Co. Hlth. Svcs. Rev. Series 2005 (Mission Hosp., Inc. Proj.), 5.00%, 8/15/19	661,038
100,000	Houston Airport Sys. Rev. Sub. Lien Rev. Series 1998-C, 5.00%, 7/1/28	96,054
750,000	Houston Cmnty. College G.O. Ref. Series 2005, 5.00%, 2/15/12	755,947
655,000	Kerrville Hlth. Fac. Dev. Corp. Hosp. Rev. Series 2005 (Sid Peterson Memorial Hosp. Proj.), 4.125%, 8/15/10	655,779
500,000	La Vernia Higher Educ. Fin. Corp. Rev. Series 2008 (Friends Life Proj.), 6.00%, 2/15/18	496,655
750,000	Lewisville Combination Contract Impt. Rev. Series 2008, 6.75%, 10/1/32	730,830
31,641	Midland HFC Single Family Mtg. Rev. Ref. Series 1992 A-2, 8.45%, 12/1/11	32,398
750,000	Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. (Christian Care Ctr. Proj.) Series 2005, 5.00%, 2/15/15	741,383
500,000	North Central Hlth. Fac. Dev. Corp. Rev. Ref. Series 1998 (Baylor Hlth Care Sys. Proj.), 5.00%, 5/15/17	509,290
250,000	North TX Hlth. Facs. Dev. Corp. Hosp. Rev. Series 1997 (UTD Regl. Hlth. Care Sys. Inc. Proj.), 5.00%, 9/1/14	252,740
1,000,000	North TX Twy. Auth. Cap. Apprec. Rev. Ref. Series 2008-D, zero coupon, 5.90% effective yield, 1/1/28 (9)	336,590
	Richardson Hosp. Auth. Rev. Ref. Series 1998 (Baylor/Richardson Proj.):
610,000	5.50%, 12/1/18	611,299
1,175,000	5.625%, 12/1/28	1,115,110
250,000	San Leanna Educ. Fac. Corp. Rev. Ref. Series 2007 (Saint Edwards Univ. Proj.), 5.00%, 6/1/20	246,845
350,000	Sendero I Pub. Fac. Corp. Multifamily Hsg. Rev. Series 2003-A (Crown Meadows Proj.), 5.00%, 6/1/23	351,859
	Tarrant Co. Cultural Educ. Facs. Fin. Corp. Retirement Fac. Rev. Series 2007:
	(C.C. Young Mem. Hom. Proj.):
300,000	4.85%, 2/15/09	297,405
300,000	5.00%, 2/15/13	286,734
250,000	(Buckingham Sr. Living Cmnty. Inc. Proj.), 5.25%, 11/15/16	228,980
490,000	Tarrant Co. HFC Multifamily Hsg. Rev. Subordinate Seroes 2001-C
	(Crossroads Apt. Proj.), 7.25%, 12/1/36 (7) (8)	4,900

Quantity ($)	Name of Issuer	Market Value ($)(1)
	TX Affordable Hsg. Corp. Multifamily Hsg. Rev:
605,000	Senior Series 2001-A (NHT / GTEX Proj.)(MBIA insured), 4.10%, 10/1/08	607,837
740,000	Junior Series 2001-B (NHT / GTEX Proj.), 6.75%, 10/1/16 (7) (8)	74,681
	TX Municipal Gas Acq. & Supply Corp. I Gas Supply Sub. Lien Rev.:
250,000	Series 2006-B, variable rate, 12/15/26	160,000
500,000	Series 2006-C, variable rate, 12/15/26	379,545
300,000	TX Municipal Gas Acq. & Supply Corp. II Gas Supply Rev. Series 2007, variable rate, 9/15/27	216,000
250,000	TX Public Property Fin. Corp. Mental Hlth. & Mental Retardation Rev. Series 1996, 6.20%, 9/1/16	251,325
175,000	TX St. Student Hsg. Corp. Rev. Series 2002 (Midwestern St. Univ. Proj.), 5.50%, 9/1/12	178,075
	TX Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev.:
1,000,000	Series 2006-A (Kipp Inc. Proj.) (ACA Insured), 5.00%, 2/15/28	847,610
750,000	Series 2006-A (Ed-Burnham Wood Proj.), 5.50%, 9/1/18	724,598
835,000	Travis Co. Hlth. Facs. Dev. Corp. Retirement Fac. Rev. Series 2005
	(Querencia Barton Creek Proj.), 4.90%, 11/15/13	799,863
	Tyler Hlth. Facs. Dev. Corp.:
750,000	Hosp. Rev. Series 1992 (Mother Frances Hosp. Proj.) (FGIC insured), 6.60%, 7/1/09	757,238
350,000	Rev. Ref. & Impt. Series 2007-A (East TX Med Ctr. Proj.), 5.375%, 11/1/37	300,976
2,050,000	White Settlement Ind. Sch. Dist. G.O. Series 2008, zero coupon, 5.80% effective yield, 8/15/28	637,837
750,000	Whitehouse TX Indpt. Sch. Dist. Cap. Apprec. G.O. Ref. Series 2007 (Sch. Building Proj.), zero coupon, 4.65% effective yield, 2/15/25	290,843

		30,554,859

Utah (0.6%)
250,000	Murray City Hosp. Rev. Ref. Series 1996 (IHC Hlth. Svcs. Inc. Proj.) (MBIA insured), 5.00%, 5/15/22	250,015
250,000	Provo Charter Sch. Rev. Series 2007 (Freedom Academy Fdtn. Proj.), 5.50%, 6/15/37	207,050
857,000	UT Assoc. Muni. Pwr. Sys. Rev Series 2007-A, 5.00%, 5/1/27	764,821
290,000	UT Charter Sch. Fin. Auth. Rev. Series 2007-A (Summit Academy Proj.), 5.125%, 6/15/17	282,100
240,000	UT Hsg. Finance Agy. Multifamily Rev. Ref. Series 1996-A (Section 8)
	(FHA insured), 6.10%, 7/1/22	242,028

		1,746,014

Vermont (0.1%)
400,000	VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 2003-A
	(Vermont Law School Proj.), 5.00%, 1/1/13	410,660

Virginia (1.2%)
415,000	Alexandria Indl. Dev. Auth. Rev. Pollution Control Ref. Series 1994 (Potomac Electric Proj.) (MBIA insured), 5.375%, 2/15/24	415,490
250,000	Chesterfield Co. Indl. Dev. Auth. Pollution Ctrl. Rev. Series 1987-A Rmktg.
	(VA Elec. & Power Co. Proj.), 5.875%, 6/1/17	263,997
1,000,000	Farms New Kent Cmnty. Dev. Auth. Spl. Assmt. Series 2006-A, 5.125%, 3/1/36	689,060
100,000	Prince William Co. Indus. Dev. Auth. Educ. Fac. Rev. Series 2003 (Catholic Diocese Arlington): 5.00%, 10/1/18	102,057
400,000	Suffolk Indl. Dev. Auth. Retirement Facs. Rev. Ref. Series 2006 (Lake Prince Ctr. Proj.), 4.625%, 9/1/11	398,212
2,000,000	Virginia St. Hsg. Dev. Auth. Comwlth. Mtg. Rev. Series 2001-H1 (MBIA insured), 5.375%, 7/1/36	1,979,740

		3,848,556

Washington (1.9%)
2,000,000	Kalispel Tribe Indians Priority Dist. Rev. Series 2008, 6.20%, 1/1/16	1,937,400
450,000	Klickitat Co. Pub. Hosp. Dist. No. 2 Rev. Series 2007 (Skyline Hosp. Proj.), 6.00%, 12/1/20	437,908
250,000	Okanogan Co. Pub. Hosp. Dist. No. 4 G.O. Series 2007 (Radian insured), 5.625%, 12/1/23	264,595

See accompanying notes to portfolios of investments on page 58.     39

Sit Tax-Free Income Fund March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
500,000	Skagit Co. Public Hosp. Dist. No. 001 Rev. Series 2005 (Skagit Valley Hosp.), 5.50%, 12/1/13	522,950
	WA State Hsg. Fin. Commn. Nonprofit Rev. Series:
1,750,000	2007-A (Skyline At First Hill Proj.), 5.25%, 1/1/17	1,662,063
1,250,000	2007-B (Skyline At First Hill Proj.), 5.10%, 1/1/13	1,219,263

		6,044,179

West Virginia (0.4%)
1,250,000	Pleasants Co. Pollution Ctrl. Rev. Series 1995-C (Monongahela Pwr. Co.), 6.15%, 5/1/15	1,252,750

Wisconsin (2.9%)
500,000	Milwaukee Redev. Auth. Rev. Series 2005-A (Science Ed. Consortium Proj.), 5.125%, 8/1/15	502,580
	WI Hlth. & Educ. Fac. Auth. Rev.:
220,000	Series 1998 (Lawrence Univ. Proj.), 5.125%, 4/15/28	202,948
2,450,000	Series 1999-A (Aurora Hlth. Care Proj), 5.60%, 2/15/29	2,284,405
225,000	Series 1999-B (Aurora Hlth. Care Proj), 5.50%, 2/15/15	226,892
500,000	Series 1999-B (Aurora Hlth. Care Proj)(ACA insured), 5.625%, 2/15/29	475,530
900,000	Series 1999 (Divine Savior, Inc. Proj.)(ACA insured), 5.70%, 6/1/28	859,068
	Series 2001 (Agnesian Healthcare, Inc. Proj.):
550,000	6.00%, 7/1/17	571,439
340,000	6.00%, 7/1/21	349,027
	Series 2003 (Synergy Hlth., Inc. Proj.):
225,000	6.00%, 11/15/23	226,710
250,000	6.00%, 11/15/32	240,658
225,000	Ref. Series 2003 (Three Pillars Proj.), 4.60%, 8/15/13	226,586
105,000	Series 2004-A (Three Pillars Sr. Living Proj.), 4.15%, 8/15/11	104,996
450,000	Series 2004 (Blood Ctr. Southeastern Proj.), 5.50%, 6/1/24	454,176
425,000	Series 2004 (Beaver Dam Cmnty. Hosp. Inc. Proj.), 5.50%, 8/15/14	413,194
535,000	Series 2005 (Vernon Mem. Hlth. Care Inc. Proj.), 4.65%, 3/1/15	521,700
	Ref. Series 2006 (Sr. Hsg. Proj.):
315,000	5.00%, 8/1/09	312,184
300,000	5.00%, 8/1/10	295,833
500,000	Ref. Series 2006 (Milwaukee Catholic Home Proj.), 5.00%, 7/1/26	453,710
400,000	Series 2006-B (Upland Hills Health Inc. Proj.), 5.125%, 5/15/29	357,932
375,000	Series 2006-A (Marshfield Clinic Proj.), 5.00%, 2/15/11	385,474

		9,465,042

Total municipal bonds (cost: $325,621,744)		300,332,814

Closed-End Mutual Funds (4.2%) (2)
49,400	BlackRock Insured Municipal Term Trust (MPA)	645,164
79,800	BlackRock MuniHoldings Insured Fund II (MUE)	935,256
66,500	BlackRock MuniYield Insured Fund (MYI)	825,265
23,300	BlackRock MuniHoldings Florida Insured Fund (MFL)	282,163
44,800	BlackRock MuniYield Florida Fund (MYF)	556,416
14,000	BlackRock MuniYield Florida Insured Fund (MFT)	168,980
36,100	BlackRock MuniYield Michigan Insured Fund (MIY)	473,632
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)	282,900
208,600	DWS Municipal Income Trust (KTF)	2,194,472
20,500	Eaton Vance Florida Municipal Income Fund (FEV)	244,155
41,800	Insured Municipal Income Fund (PIF)	517,484
58,300	Investment Grade Municipal Income Fund (PPM)	719,422
62,600	MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (MZF)	740,558

Quantity ($)	Name of Issuer	Market Value ($)(1)
62,400	Nuveen Florida Investment Quality Municipal Fund (NQF)	770,016
74,600	Nuveen Florida Quality Income Municipal Fund (NUF)	936,976
11,700	Nuveen Michigan Premium Income Municipal Fund (NMP)	147,420
32,900	Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)	421,120
21,500	Nuveen Premier Municipal Income Fund (NPF)	269,825
54,911	Putnam Municipal Opportunities Trust (PMO)	603,472
108,200	Seligman Select Municipal Fund (SEL)	1,036,556
10,500	Van Kampen Advantage Municipal Income Trust II (VKI)	124,740
23,200	Van Kampen Pennsylvania Value Municipal Income Trust (VPV)	306,008
10,689	Van Kampen Trust Investment Grade Muni Fund (VGM)	147,086
9,000	Western Asset Managed Municipals Fund (MMU)	98,100
14,839	Western Asset Municipal Partners Fund (MNP)	187,713

Total closed-end mutual funds (cost: $14,498,706)		13,634,899

Short-Term Securities (1.9%) (2)
6,073,125	Dreyfus Tax-Exempt Cash Management Fund, 2.56%	6,073,125

Total short-term securities (cost: $6,073,125)		6,073,125

Total investments in securities (cost: $346,193,575) (6)		$320,040,838

See accompanying notes to portfolios of investments on page 58.	41

Sit Minnesota Tax-Free Income Fund
One Year Ended March 31, 2008

Senior Portfolio Managers Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Sit Minnesota Tax-Free Income Fund returned -0.25% for the fiscal year ended March 31, 2008, compared with returns of +6.19% for the Lehman 5-year Municipal Bond Index and +0.62% for the Lipper Minnesota Municipal Bond Fund Index. The Fund’s 30-day SEC yield was 4.66% as of March 31, 2008 and its 12-month distribution rate was 4.23%.
          During the last 12 months, the municipal yield curve steepened significantly. Short municipal yields fell approximately 200 basis points while long municipal yields rose 75 basis points. The drop in short municipal yields occurred because the Federal Reserve reduced its federal funds target rate from 5.25% to 2.25%. Long-term municipal yields rose as the subprime loan crisis led to tightened credit conditions. The increase in yields was exacerbated by a flood of supply in the first quarter of 2008. Selling came from leveraged investors unwinding long municipal positions after getting margin calls when the value of their existing collateral became insufficient. In addition, issuance volume was heavy as issuers who were engaged in interest rate swaps and auction rate securities programs sought to refinance debt with long municipals due to sharp increases in short-term borrowing costs and, for the latter, failed auctions.
          Several factors contributed to the Fund’s underperformance during the one year period. Credit spreads widened significantly across most municipal sectors as the liquidity crunch unfolded. This spread widening, combined with the rise in yields, resulted in significant price depreciation, particularly as 70% of the Fund’s holdings are deemed to be rated at or below A. The Fund also predominantly invests in revenue bonds which underperformed general obligation bonds by -3.9%, as measured by their respective Lehman sector indices. The Fund’s five largest sectors all had negative price performance during the period with the health care and education sectors performing the worst. However, the income generated in the multi-family, single family, and other revenue sectors more than offset the negative price performance during the period.
          We concur with the current market expectations that the Fed will continue to lower the federal funds target rate during the second quarter of 2008 in an effort to avoid a U.S. economic recession. If successful, it is likely that the Fed will shift its focus to inflationary risks during 2009. While we expect the municipal market to remain volatile for the next several months, we believe municipal bond yields are now at very attractive levels for longer-term investors. We expect municipal bond prices to improve going into 2009 and have been positioning the Fund accordingly.

INVESTMENT OBJECTIVE AND STRATEGY
          The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
          During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from regular federal income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

PORTFOLIO SUMMARY

Net Asset Value 3/31/08:	$9.76 Per Share
3/31/07:	$10.21 Per Share
Total Net Assets:	$307.7 Million
30-day SEC Yield:	4.66%
Tax Equivalent Yield:	7.78%(1)
12-Month Distribution Rate:	4.23%
Average Maturity:	14.7 Years
Duration to Estimated Avg. Life:	4.8 Years(2)
Implied Duration:	5.4 Years(2)

(1) For individuals in the 35.0% federal tax and 7.85% MN tax brackets.
(2) See next page.

PORTFOLIO STRUCTURE (% OF TOTAL NET ASSETS)

AVERAGE ANNUAL TOTAL RETURNS*

Sit MN Tax-Free Income Fund		Lehman 5-Year Muni. Bond Index	Lipper MN Muni. Bond Fund Index
3 Month**	-0.44%	1.93%	-0.58%
6 Month**	-0.57	3.88	N/A
1 Year	-0.25	6.19	0.62
5 Years	3.39	3.42	3.33
10 Years	3.96	4.65	4.17
Inception	4.79	4.87	4.57
(12/1/93)

CUMULATIVE TOTAL RETURNS*

Sit MN Tax-Free Income Fund		Lehman 5-Year Muni. Bond Index	Lipper MN Muni Bond Fund Index
1 Year	-0.25	6.19	0.62
5 Year	18.16	18.28	17.80
10 Year	47.48	57.59	50.41
Inception	95.59	97.63	89.78
(12/1/93)
*As of 3/31/08.		**Not annualized.

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Average annual total returns include changes in share price as well as reinvestment of all dividends and capital gains. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/08 would have grown to $19,559 in the Fund or $19,763 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS (% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities
AAA	0.5%
AA	0.5
A	7.2
BBB	19.2
BB	9.4
<BB	0.3

Total	37.1%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Sit Minnesota Tax-Free Income Fund March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
Municipal Bonds (94.6%) (2)
Education/Student Loan (12.0%)
	Intermediate Sch. Dist. 287 Lease Rev. Series 2006:
4,288,535	5.46%, 1/1/28	3,934,045
5,125,584	5.30%, 11/1/32	4,491,396
	Minneapolis Educ. Fac. Lease Rev. Series 2006-A (Seed/Harvest Prep. Proj.) (LOC-U.S. Bank):
775,000	5.125%, 1/1/16	737,769
875,000	6.25%, 1/1/21	839,317
	Minnesota Higher Educ. Fac. Auth. Rev.:
750,000	Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20	760,590
378,259	Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14	379,352
700,000	Series 1999-4Y (Augsburg College), 5.05%, 10/1/13	707,749
150,000	Series 1999-4Y (Augsburg College), 5.20%, 10/1/16	151,074
75,000	Series 1999-4Y (Augsburg College), 5.30%, 10/1/27	71,437
700,000	Series 2005-6C (Augsburg College), 5.00%, 5/1/23	668,549
	Series 2006-6J1 (Augsburg College):
730,000	5.00%, 5/1/10	747,272
595,000	5.00%, 5/1/12	623,340
100,000	Series 1999-4Z (Northwestern Hlth. Services University), 4.875%, 10/1/09	100,123
675,000	Series 1999-4Z (Northwestern Hlth. Services University), 5.20%, 10/1/13	675,675
50,000	Series 1998-4T (St. Benedict College), 5.125%, 3/1/13	50,172
50,000	Series 2000-5E (St. Mary’s Univ.), 6.75%, 3/1/22	51,311
100,000	Series 2000-5E (St. Mary’s Univ.), 6.75%, 3/1/26	102,184
270,000	Series 2004-5U (St. Mary’s Univ.), 3.75%, 10/1/13	259,721
2,500,000	Series 2004-5Y (Univ. St. Thomas), 5.25%, 10/1/34	2,433,750
2,000,000	Series 2006-6I (Univ. St. Thomas), 5.00%, 4/1/23	1,981,280
	Series 2006-6K (College of Art & Design):
245,000	4.15%, 5/1/08	245,179
270,000	4.50%, 5/1/10	274,736
750,000	5.00%, 5/1/19	751,740
3,000,000	Series 2006-6M (College of St. Benedict), 4.493%, 10/1/16	2,997,120
	Series 2007-6S (St. Scholastica College):
2,000,000	5.00%, 12/1/22	1,933,280
1,900,000	5.00%, 12/1/27	1,769,698
2,000,000	Series 2007-6N (College St. Catherine), 4.75%, 4/26/27	1,992,980
1,115,000	Moorhead Educ. Fac. Rev. Series 2005-A (Concordia College Corp. Proj.), 5.00%, 12/15/20	1,132,729
	Pine City Lease Rev. Series 2006-A (Lakes Intl. Language Academy Proj.):
315,000	5.75%, 5/1/16	307,049
300,000	6.00%, 5/1/26	278,154
575,000	Ramsey Lease Rev. Series 2004-A (Pact Charter School Proj.), 5.65%, 12/1/13	586,724
775,000	Olmsted Co. Hsg. & Redev. Auth. Series 2007 (Schaeffer Academy Proj.), 4.977%, 4/25/27	661,478
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
375,000	Series 2002-A (New Spirit Charter School Proj.), 6.50%, 12/1/12	386,794
605,000	Series 2006-A (Hmong Academy Proj.), 5.50%, 9/1/18	584,962
	Series 2006-A (Cmnty. Peace Academy Proj.):
685,000	4.35%, 12/1/12	676,712
600,000	4.35%, 12/1/14	579,072
1,500,000	5.00%, 12/1/18	1,452,900
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. Series 2007 (St. Paul Acad. & Summit Proj.), 5.00%, 10/1/24	501,875
100,000	Victoria Private School Fac. Rev. Series 1999-A (Holy Family Catholic H.S. Proj.), 5.20%, 9/1/11	100,752

		36,980,040

Quantity ($)	Name of Issuer	Market Value ($)(1)
Escrowed To Maturity/Prerefunded (3.5%)
465,000	Hopkins Subordinate Multifamily Hsg. Rev. Ref. Series 1996-C (Auburn Apts. Proj.), 8.00%, 6/20/31	470,919
55,000	Guam Economic Dev. Auth. Tobacco Settlement Asset-Backed Series 2001-A, 5.00%, 5/15/22	58,694
100,000	Minnesota Higher Educ. Fac. Auth. Rev. Series 2000-5D (College Art & Design), 5.75%, 5/1/08	100,326
455,000	Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care Foundation Proj.), 6.00%, 4/1/10	470,188
	Minneapolis Student Hsg. Rev. Series 2000 (Riverton Community Hsg. Proj.):
125,000	6.80%, 7/1/10	136,074
240,000	6.90%, 7/1/11	261,761
50,000	Northfield Hospital Rev. Series 2001-C, 6.00%, 11/1/21	55,328
605,000	Plymouth Multifamily Hsg. Rev. Refunding Series 1996-C (Fox Forest Apts. Proj.)
	(GNMA collateralized), 8.00%, 6/20/31	612,702
435,000	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. Series 2000, 5.75%, 7/1/20	455,106
5,000,000	Puerto Rico Commonwealth Infrastruc. Fin. Auth. Special Obligation Series 2000-A, 5.50%, 10/1/32	5,174,700
	St. Paul Hsg. & Redev. Auth. Lease Rev.:
495,000	Series 1999 (St. Paul Academy & Summit School Proj.), 5.50%, 10/1/24	520,780
655,000	Series 2001-A (Cmty. of Peace Academy Proj.), 6.375%, 12/1/11	701,466
805,000	Waconia Hlth. Care Facs. Rev. Series 1999-A (Ridgeview Med. Ctr. Proj.) 6.125%, 1/1/29	857,341
780,000	Western MN Muni Pwr. Agy. Series 1979 (MBIA-IBC insured), 6.60%, 1/1/10	817,947
165,000	Winona Port. Auth. Lease Rev. Series 1999-A (Bluffview Montessori School Proj.), 8.00%, 12/1/24	180,530

		10,873,862

General Obligation (1.3%)
120,000	Austin Impt. G.O. Series 1998-B, 4.70%, 2/1/13	120,194
200,000	Barnesville Impt. G.O. Series 2002, 5.00%, 2/1/23	203,866
5,000	Cold Spring G.O. Series 1998-B, 4.55%, 12/1/08	5,021
75,000	Cold Spring G.O. Series 2000, 5.15%, 2/1/09	75,173
650,000	Dakota Co. Cmnty. Dev. Agy. Sr. Hsg. Facs. G.O. Series 2007-A, 5.00%, 1/1/26	643,169
	Metropolitan Council Minneapolis-St. Paul Met. Area Tran. G.O. Series 2008-B:
1,425,000	4.375%, 3/1/24	1,393,764
300,000	4.50%, 3/1/26	293,274
500,000	Northern Mariana Islands Commonwealth Ref. G.O. Series 2007-B, 5.00%, 10/1/22	449,790
	Owatonna G.O. Series 1997:
265,000	5.00%, 12/1/13	265,511
240,000	5.00%, 12/1/14	240,451
150,000	Sauk Rapids Tax Increment G.O. Series 1997-B, 5.25%, 8/1/12	150,311
100,000	St. Paul Street Impt. Special Assessment G.O. Series 2000-B, 5.30%, 3/1/12	100,223
30,000	Winona Water & Sewer G.O. Series 1998-C, 4.90%, 2/1/13	30,055

		3,970,802

Hospital/Health Care (23.1%)
	Aitkin Hlth. Care Fac. Rev. Refunding Series (Riverwood Hlth. Care Ctr. Proj.):
155,000	5.00%, 2/1/09	155,001
615,000	5.00%, 2/1/12	613,266
250,000	5.25%, 2/1/14	245,602
285,000	Bemidji Hlth. Care Facs. Rev. Ref. Series 2006 (North County Health Svcs. Proj.), 5.00%, 9/1/21	285,960
4,025,000	Breckenridge Rev. Series 2004-A (Catholic Hlth. Initiatives Proj.), 5.00%, 5/1/30	3,904,411
85,000	Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998-C (Grandview West Proj.), 5.25%, 10/1/08	85,027
	Carlton Hlth. Care & Hsg. Fac. Rev. Ref. Series 2006 (Faith Care Ctr. Proj.):
100,000	5.00%, 4/1/13	98,053
400,000	5.20%, 4/1/16	379,852
2,000,000	Chippewa Co. Gross Rev. Series 2007 (Montevideo Hosp. Proj.), 4.625%, 3/1/14	1,887,440
	Cold Spring Nursing Home & Sr. Hsg. Rev. Series 2005 (Assumption Home, Inc. Proj.):
135,000	4.70%, 3/1/14	130,607
145,000	4.80%, 3/1/15	140,254

See accompanying notes to portfolios of investments on page 58.	45

Sit Minnesota Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
150,000	4.90%, 3/1/16	142,285
	Crookston Hlth. Care Fac. Rev. Ref. Series 2007 (Riverview Hlth. Proj.):
285,000	4.75%, 5/1/10	284,319
600,000	4.85%, 5/1/12	597,366
	Crookston Nursing Home & Multifamily Hsg. Rev Series 2002-A (Villa St. Vincent Proj.):
25,000	4.75%, 9/1/08	24,976
75,000	5.50%, 9/1/11	75,298
	Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev.:
	Series 2005:
265,000	4.50%, 6/1/13	259,605
400,000	5.20%, 6/1/25	376,248
1,000,000	5.50%, 6/1/35	948,670
	Ref. Series 2007:
430,000	4.75%, 6/1/18	403,830
720,000	5.00%, 6/1/19	686,736
500,000	5.00%, 6/1/29	449,870
1,500,000	Detroit Lakes Hsg. Rev. Ref. Series 2004-E (Mankato Lutheran Proj.), 4.25%, 8/1/34	1,461,525
445,000	Detroit Lakes Hsg. & Hlth. Facs. Rev. Ref. Series 2004-A (CDL Homes Proj.), 4.00%, 8/1/34	445,009
305,000	Duluth Econ. Dev. Auth. Hlth. Care Fac. Rev. Series 2002 (St. Luke’s Hosp. Proj.), 6.00%, 6/15/12	311,085
794,412	Duluth Sr. Hsg. Loan Participation (Lakeshore Proj.) Series 2004, 4.00%, 8/20/36	758,203
971,585	Duluth Hsg. & Redev. Auth. Sr. Hsg. Fac. Loan Participation (Lakeshore Proj.)
	Series 2005, 5.20%, 12/20/35	949,103
	Elk River Rev. Series 1998 (Care Choice Member Proj.):
725,000	5.60%, 8/1/13	725,087
115,000	5.75%, 8/1/23	109,805
260,000	Fairbault Co. Hosp. Dist. Gross Rev. Series 1999 (Blue Earth Proj.), 5.30%, 12/1/08	259,597
1,925,000	Glencoe Hlth. Care Fac. Rev. Series 2005 (Glencoe Regional Hlth. Svcs. Proj.), 5.00%, 4/1/25	1,767,747
	Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
115,000	5.10%, 11/1/09	114,244
120,000	5.20%, 11/1/10	119,560
135,000	5.40%, 11/1/12	133,786
140,000	5.50%, 11/1/13	137,491
	Inver Grove Heights Nursing Home Rev. Refunding Series 2006 (Presbyterian Homes Care Proj.):
250,000	5.00%, 10/1/11	248,892
290,000	5.00%, 10/1/12	286,784
450,000	5.00%, 10/1/16	433,998
	Maple Grove Hlth. Care Fac. Rev. Series 2005 (North Memorial Hlth. Care Proj.):
1,000,000	5.00%, 9/1/20	1,004,880
2,000,000	5.00%, 9/1/29	1,891,800
	Maple Grove Hlth. Care Sys. Rev. Series 2007 (Maple Grove Hosp. Corp.):
1,200,000	5.25%, 5/1/25	1,182,648
1,500,000	5.25%, 5/1/28	1,444,095
	Maplewood Hlth. Care Fac. Rev. Refunding Series 2005-A (VOA Care Centers Proj.):
255,000	4.125%, 10/1/08	253,182
300,000	4.375%, 10/1/09	294,699
	Marshall Medical Center Gross Rev. (Weiner Memorial Medical Center Proj.):
150,000	Series 2003-B, 4.85%, 11/1/11	154,819
50,000	Series 2003-A, 5.00%, 11/1/14	51,569
850,000	Series 2003-A, 5.85%, 11/1/23	872,542
100,000	Series 2003-A, 6.00%, 11/1/28	102,226
3,500,000	Marshall Medical Ctr. Gross Rev. Series 2006 (Avera Marshall Reg. Med. Ctr. Proj.), 4.75%, 11/1/28	3,103,835

Quantity ($)	Name of Issuer	Market Value ($)(1)
	Meeker Co. Hosp. Facs. Gross Rev. Series 2007 (Mem. Hosp. Proj.):
1,000,000	5.00%, 11/1/14	978,580
750,000	5.625%, 11/1/22	716,910
1,000,000	Minneapolis Hsg. & Hlth. Care Facs. Rev. Ref. Series 2007-A (Providence Proj.), 5.50%, 10/1/14	970,800
	Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth. Care Sys. Rev. Series 2003 (Health Partners Proj.):
750,000	5.25%, 12/1/12	785,602
700,000	5.25%, 12/1/13	732,725
1,235,000	5.00%, 12/1/14	1,265,010
600,000	5.875%, 12/1/29	602,952
250,000	Minneapolis Pooled Rev. Series 1999 (Care Choice Member Proj.), 5.75%, 4/1/19	241,510
	Minneapolis Hlth. Care Fac. Rev.:
1,470,000	Series 2005 (Jones-Harrison Residence Proj.), 5.40%, 10/1/25	1,337,303
	Series 2005-E (Augustana Chapel View Homes Proj.):
190,000	4.00%, 6/1/08	189,618
200,000	4.20%, 6/1/09	197,952
205,000	4.40%, 6/1/10	202,327
220,000	4.55%, 6/1/11	216,445
240,000	4.80%, 6/1/13	236,194
250,000	4.90%, 6/1/14	245,732
255,000	5.00%, 6/1/15	245,323
270,000	5.10%, 6/1/16	254,202
285,000	5.25%, 6/1/17	270,360
	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.):
	Series 2004-A:
315,000	5.20%, 1/1/11	314,080
500,000	5.75%, 1/1/19	488,990
530,000	5.80%, 1/1/24	506,871
200,000	5.50%, 6/1/27	175,460
500,000	Refunding Series 2006-A 5.00%, 6/1/15	488,495
	MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999 (Benedictine Care Centers. Proj.):
115,000	5.45%, 2/1/09	115,337
120,000	5.45%, 8/1/09	120,560
120,000	5.50%, 2/1/10	120,905
125,000	5.50%, 8/1/10	126,186
	MN Agr. & Econ. Dev. Board Rev.:
	Series 2000 (Evangelical Lutheran Good Samaritan Society Proj.):
215,000	5.80%, 8/1/08	217,053
405,000	6.55%, 8/1/16	431,041
770,000	Series 2002-B (Principal Custody Receipts Proj.), zero coupon, 3.85% effective yield, 11/15/22	679,402
220,000	Series 2002 (Evangelical Lutheran Good Samaritan Society Proj.), 5.50%, 2/1/12	233,996
	Series 2000-A (Fairview Hlth. Care Sys. Proj.):
10,000	6.375%, 11/15/22	10,426
20,000	6.375%, 11/15/29	20,708
	Moose Lake Cmnty. Hosp. Dist. Hlth. Facs. Rev. Ref. Series 2005-A (Crossover Proj.):
110,000	4.10%, 12/1/10	106,803
225,000	4.40%, 12/1/14	211,565
250,000	5.00%, 12/1/22	221,353
750,000	5.10%, 12/1/24	661,133
300,000	New Hope Hlth. Care Facs. Rev. Series 2003-A (St. Therese Home, Inc. Proj.), 5.90%, 10/1/23	293,922
	New Hope Hlth. Care Facs. Rev. (MN Masonic Home North Ridge Proj.):
1,125,000	5.90%, 3/1/19	1,079,179
810,000	5.875%, 3/1/29	747,549

See accompanying notes to portfolios of investments on page 58.	47

Sit Minnesota Tax-Free Income Fund

March 31, 2008
Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
	Northfield Hospital Rev. Series 2006:
900,000	5.50%, 11/1/15		939,033
1,255,000	5.25%, 11/1/21		1,222,847
	Olmsted Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
775,000	5.45%, 7/1/13		775,659
900,000	5.55%, 7/1/19		875,142
	Pine Island Hlth. Care Facs. Rev. Series 2001 (Olmsted Med. Ctr. Proj.):
155,000	4.90%, 7/1/09		154,884
240,000	5.00%, 7/1/10		240,005
	Redwood Falls Hosp. Fac. Gross Rev. Series 2006 (Redwood Area Hosp. Proj.):
190,000	5.00%, 12/1/09		190,167
100,000	5.00%, 12/1/10		100,166
1,000,000	5.00%, 12/1/21		894,640
500,000	Rochester Hlth. Care & Hsg. Rev. Series 2003-A (Samaritan Bethany Inc. Proj.), 6.25%, 8/1/19		503,520
	Shakopee Hlth. Care Facs. Rev. Series 2004 (St. Francis Regl. Med. Ctr. Proj.):
125,000	5.10%, 9/1/25		119,303
3,475,000	5.25%, 9/1/34		3,196,097
	Stillwater Hlth. Care Rev. Series 2005 (Hlth. Sys. Obligation Proj.):
2,500,000	5.00%, 6/1/25		2,440,725
750,000	5.00%, 6/1/35		692,415
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
250,000	5.00%, 5/15/10		252,843
60,000	5.00%, 5/15/11		60,544
1,365,000	5.20%, 5/15/13		1,375,865
2,070,000	5.25%, 5/15/18		2,069,876
800,000	5.30%, 5/15/28		742,416
1,000,000	St. Paul Hsg. & Redev. Auth. Hosp. Rev. Series 2005 (Health East Proj.), 5.25%, 11/15/14		1,013,610
2,000,000	St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Series 2006, 5.63%, 10/1/33		1,742,280
1,210,000	St. Paul HRA Rev. Refunding Series 1996-C (St. Mary’s Home Proj.), 7.00%, 7/1/21		1,210,666
	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2005 (Gillette Childrens Hosp. Proj.):
300,000	4.00%, 2/1/11		290,457
200,000	5.00%, 2/1/13		199,138
225,000	5.00%, 2/1/14		222,856
345,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 2001-A (Model Cities Hlth. Ctr.), 6.50%, 11/1/11		339,566
580,000	St. Paul Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Series 2006
	(HealthPartners Oblig. Group Proj.), 5.25%, 5/15/36		510,533
665,000	St. Paul Port Auth. Lease Rev. Series 2005-A (Health East Midway Campus Proj.), 5.00%, 5/1/10		670,067
50,000	Washington Co. Hsg. & Redev. Auth. Hosp. Rev. Series 1998 (Healtheast Proj.), 5.25%, 11/15/12		50,552
		>	>>
			70,949,318
		>	>
Industrial / Pollution Control (2.6%)
605,000	Anoka Co. Solid Waste Disp. Rev. Series 1987-A (Natl. Rural Util. Proj.), 6.95%, 12/1/08 (4)		607,438
710,000	Burnsville Solid Waste Rev. Refunding Series 2003-A (Freeway Transfer Inc. Proj.), 4.15%, 4/1/10 (4)		710,135
615,000	Cohasset Pollution Ctrl. Rev. Refunding Series 2004 (Allete, Inc. Proj.), 4.95%, 7/1/22		603,370
460,000	E. Grand Forks Indus. Dev. Rev. Refunding Series 2001-B (Am. Crystal Sugar Proj.), 5.40%, 4/1/11		472,678
500,000	Otter Tail Co. Rev. Sub. Series 2007-A (Otter Tail Proj.), 7.50%, 11/1/19 (4)		429,850
	Owatonna Industrial Dev. Rev. Series 1997 (Slidell, Inc. Proj.):
280,000	7.25%, 5/1/14 (4)(7)		168,000
505,000	7.375%, 5/1/17 (4)(7)		303,000
20,000	7.375%, 5/1/20 (4)(7)		12,000
10,000	7.50%, 5/1/24 (7)		6,000

Quantity ($)	Name of Issuer	Market Value ($)(1)
	Puerto Rico Childrens Trust Fund Tobacco Settlement Rev. :
300,000	Series 2002, 4.00%, 5/15/10		298,482
1,020,000	Series 2002, 5.375%, 5/15/33		969,418
465,000	Roseville Dev. Rev. Refunding Series 2004 (Roseville Office Plaza Proj.), 4.625%, 8/1/12		479,592
265,000	Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)(LOC First Trust), 5.75%, 4/1/18 (4)		259,488
	St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998-J:
95,000	5.125%, 3/1/12		96,539
500,000	5.35%, 3/1/18		504,090
	Virgin Islands Tobacco Settlement Financing Corp. Asset-Backed Rev. Series 2001:
750,000	zero coupon, 4.95% effective yield, 5/15/14		750,173
1,445,000	5.00%, 5/15/21		1,368,950
		>	>
			8,039,203
		>	>
Insured (7.3%)
1,500,000	Bemidji Hlth. Care Facs. Rev. Series 2002 (North Country Hlth. Svcs. Proj.) (Radian insured)
	5.00%, 9/1/24		1,480,110
100,000	Cohasset Poll. Ctl. Rev. Ref. Series 2004 (Coll. Allete Proj.) (Radian-IBCC insured), 4.95%, 7/1/22		98,845
	Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured):
970,000	5.25%, 9/15/18		940,396
705,000	5.30%, 9/15/28		621,077
20,000	Itasca Co. ISD No. 318 G.O. Series 1996 (MBIA insured), 5.20%, 2/1/10		20,041
	Minneapolis & St. Paul Metro Airport Comm. Airport Rev.:
75,000	Series 1999-B (Ambac insured), 5.25%, 1/1/18 (4)		75,892
20,000	Series 2001-B (FGIC Insured), 5.75%, 1/1/16		20,623
2,010,000	Ref. Sub. Series 2005-C (FGIC insured), 5.00%, 1/1/22		2,017,839
1,250,000	Sub. Series 2005-B (Ambac insured), 5.00%, 1/1/25 (4)		1,197,887
1,750,000	Sub. Series 2007-B (FGIC Insured), 5.00%, 1/1/25		1,716,785
485,000	MN HFA Single Family Mtg. Rev. Series 2001-A (MBIA insured), 5.35%, 7/1/17		501,364
305,000	North Mankato Impt. G.O. Series 2000-A (FGIC insured), 4.75%, 2/1/10		305,509
	Perham Gas Utility Rev. Series 1999 (Radian insured):
300,000	5.35%, 6/1/19		305,208
50,000	5.45%, 6/1/29		50,129
1,000,000	Puerto Rico Cwlth. Hwy. & Trnsn. Auth. Rev. Ref. Series 2007-N (FSA insured), variable rate, 7/1/45		700,000
100,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 1997-C (MBIA-IBC insured), 5.25%, 7/1/09		101,703
2,000,000	Puerto Rico Elec. Pwr. Auth. Rev. Series 2005-RR (FGIC insured), 5.00%, 7/1/22		1,997,820
600,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 2007-UU (FSA insured), variable rate, 7/1/29		450,000
200,000	Puerto Rico Indus. Tourist Educ. Med. & Environmental Ctl. Facs. Rev. Series 1995-A
	(Hosp. Auxilio Oblig. Group Proj.) (MBIA insured), 6.25%, 7/1/16		200,576
510,000	St. Cloud Hosp. Facs. Rev. Ref. (St. Cloud Hosp. Proj.) (Ambac insured),
	Series 1996-B, 5.00%, 7/1/20		511,341
	St. Cloud Hlth. Care Rev. Series 2000-A (St. Cloud Hosp. Obligated Group)(FSA insured):
200,000	5.125%, 5/1/09		206,388
250,000	5.75%, 5/1/26		260,648
250,000	St. Cloud Hsg. & Redev. Auth. In & For Sales Tax Rev. Ref. Series 1998-A
	(Paramount Theater Proj.) (FGIC insured), 5.00%, 3/1/22		250,213
2,270,000	St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.)
	(FSA insured), 7.10%, 11/1/23		2,690,245
3,100,000	Southern MN Pwr. Agy. Pwr. Supply Sys. Rev Series 2006 (MBIA insured), 4.84%, 1/1/13		3,049,160
2,700,000	White Earth Band of Chippewa Indians Rev. Series 2000-A (ACA insured), 7.00%, 12/1/11		2,779,785

			22,549,584

See accompanying notes to portfolios of investments on page 58.	49

Sit Minnesota Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
Multifamily Mortgage (20.0%)
	Apple Valley Multifamily Hsg. Rev. Refunding Series 1998-A (Mtg. Loan/Apple Valley Villa Proj.) (GNMA collateralized):
40,000	4.90%, 8/1/09	40,260
1,520,000	5.25%, 8/1/18	1,524,043
	Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. (Courtyard Res. Proj.):
640,000	Series 2000-A, 7.15%, 1/1/20	656,883
500,000	Series 2000-A, 7.25%, 1/1/32	509,755
2,715,000	Carver Co. Hsg. & Redev. Auth. Multifamily Hsg. Gross Rev. & Ltd. Tax Refunding Series 1997-A(Lake Grace Apts. Proj.), 6.00%, 7/1/28	2,649,487
	Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg. Partners Proj.):
95,000	5.00%, 9/1/09 (4)	95,521
495,000	5.375%, 9/1/14 (4)	491,139
500,000	Cloquet Hsg. Fac. Rev. Ref. Series 2005-A (HADC Cloquet LLC Proj.), 5.50%, 8/1/25	454,205
700,000	Coon Rapids Multifamily Hsg. Rev. Refunding Series 1997-A (Margaret Place Apts. Proj.),
	6.50%, 5/1/25	703,598
	Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens Hsg. Corp. Proj.):
115,000	5.40%, 11/1/08	115,007
170,000	5.50%, 11/1/10	169,986
545,000	5.80%, 11/1/18	540,689
3,065,000	Cottage Grove Sr. Hsg. Rev. Series 2006-A (Cottage Grove, Inc. Proj.), 5.00%, 12/1/31	2,484,642
	Dakota Co. Cmnty. Dev. Agy. Multifamily Hsg. Rev. Ref. Series 2007-A (Commons On Marice Proj.):
240,000	4.30%, 11/1/08	238,481
150,000	4.40%, 11/1/09	147,747
500,000	5.00%, 11/1/22	438,555
	Eden Prairie Multifamily Hsg. Rev. Refunding :
300,000	Series 1997-A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18	305,577
410,000	Series 1997-A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28	412,152
470,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.00%, 8/20/21	504,573
675,000	Senior Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.15%, 8/20/31	713,603
1,185,000	Series 2001-A (Rolling Hills Proj.) (GNMA collateralized), 6.20%, 2/20/43	1,249,547
790,000	Subordinate Series 2001-C (Rolling Hills Proj.), 9.00%, 4/1/43	789,795
	Eveleth Multifamily Hsg. Rev. Sr. Series 2006-A1 (Manor House Woodland Proj.):
200,000	4.90%, 10/1/09	198,560
140,000	4.95%, 10/1/10	138,744
100,000	5.00%, 10/1/11	98,771
155,000	5.10%, 10/1/12	153,067
165,000	5.15%, 10/1/13	162,070
	Faribault Hsg. & Redev. Auth. Govt. Hsg. Dev. Gross Rev. Ref. Series 1998-A (Trails Edge Apts. Proj.):
355,000	5.125%, 2/1/18	346,675
650,000	5.25%, 2/1/28	580,697
	Fairmont Hsg. Fac. Rev. Series 2002-A1 (Homestead-GEAC Proj.):
995,000	6.625%, 10/1/11	997,358
295,000	6.875%, 10/1/14	296,581
	Fairmont Hsg. Fac. Rev. Series 2005-A (Goldfinch Estates-GEAC Proj.):
300,000	5.75%, 10/1/17	281,409
290,000	6.00%, 10/1/21	270,927
	Golden Valley Rev. Series 1999-A (Covenant Retirement Cmntys. Proj.):
695,000	5.50%, 12/1/25	689,516
1,785,000	5.50%, 12/1/29	1,717,134

Quantity ($)	Name of Issuer	Market Value ($)(1)
	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
25,000	Series 1999-B, 5.00%, 10/1/09	25,431
500,000	Series 1999-A, 5.20%, 10/1/19	501,030
1,660,000	Series 1999-A, 5.30%, 10/1/29	1,528,561
	Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.) (Section 8):
100,000	5.85%, 4/1/09	101,183
450,000	6.25%, 4/1/15	455,314
120,000	Hutchinson Hsg. Fac. Rev. Series 2003-A (Prince of Peace Apts. Proj.), 4.50%, 10/1/08	120,006
245,000	Inver Grove Heights Nursing Home Rev. Ref. Series 2006 (Presbyterian Homes
	Care Proj.), 5.50%, 10/1/33	224,045
1,400,000	Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)	1,357,776
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. Series (Torre De San Proj.)
	(GNMA Collateralized), 4.75%, 1/20/42	2,336,674
	Minneapolis Multifamily Hsg. Rev.:
330,000	Series 1996 (Belmont Apts.), 7.25%, 11/1/16	330,845
105,000	Series 1996-A (Nicollet Towers) (Section 8), 5.60%, 6/1/08	105,401
5,020,000	Series 1996-A (Nicollet Towers) (Section 8), 6.00%, 12/01/19	5,042,138
115,000	Ref. Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 4.75%, 12/20/12 (4)	115,731
1,200,000	Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)	1,201,608
320,000	Series 2000 (Garr Scott Loft Proj.) (LOC U.S. Bank), 5.95%, 5/1/30 (4)	327,094
10,000	Series 2003-A (Sumner Proj.) (GNMA collateralized), 3.00%, 8/20/08 (4)	10,009
835,000	Series 2007 (Blaisdell Apts. Proj.), 5.10%, 4/1/17 (4)	796,941
	Ref. Series 2007-A (Keeler Apts. Proj.):
150,000	4.50%, 10/1/12	147,840
580,000	4.65%, 10/1/15	549,353
	Moorhead Sr. Hsg. Rev. Series 2006 (Sheyenne Crossing Proj.):
300,000	5.00%, 4/1/13	295,446
170,000	5.10%, 4/1/14	167,620
85,000	Series 2004-A, 4.875%, 8/1/24 (4)	80,456
	Series 1997-A:
60,000	5.40%, 8/1/10 (4)	60,988
125,000	5.45%, 8/1/11(4)	127,019
100,000	Series 2000-A (Section 8), 5.375%, 2/1/09 (4)	101,897
1,350,000	MN HFA Residential Hsg. Rev. Series 2006-I, 5.00%, 7/1/21	1,323,634
650,000	MN HFA Residential Hsg. Rev. Series 2006-A1, 5.10%, 8/1/47	575,692
	Minnetonka Multifamily Hsg. Rev. Ref. Series 1999-A (GNMA coll.) (Archer Heights Apts. Proj.):
540,000	5.10%, 7/20/13 (4)	554,693
975,000	5.20%, 1/20/18 (4)	987,724
	North Oaks Sr. Hsg. Rev. Series 2007 (Presbyterian Homes North Oaks Proj.):
500,000	5.25%, 10/1/13	499,645
1,565,000	5.625%, 10/1/17	1,545,218
500,000	5.75%, 10/1/22	484,250
	Northwest MN Multi Co. Hsg. & Redev. Auth. Hsg. Rev. Series 2005-A (Pooled Hsg. Proj.):
145,000	4.50%, 7/1/09	145,761
115,000	4.75%, 7/1/10	115,576
	Norwood Young America Econ. Dev. Auth. Gov. Rev. Series 2005-A (Harbor at Peace Village Proj.):
150,000	5.35%, 8/1/15	147,492
200,000	5.625%, 8/1/20	188,850
550,000	5.75%, 8/1/25	497,365
250,000	6.00%, 8/1/31	224,328

See accompanying notes to portfolios of investments on page 58.	51

Sit Minnesota Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
	Oakdale Multifamily Sr. Hsg. Rev. Refunding Series 2004 (Oak Meadows Proj.):
165,000	4.25%, 4/1/08	165,000
600,000	5.00%, 4/1/12	590,832
	Oronoco Multifamily Hsg. Rev. Ref. Series 2006 (Wedum Shorewood Campus Proj.):
600,000	4.65%, 6/1/09	597,300
725,000	4.70%, 6/1/11	716,199
	Pine City Hlth. Care & Hsg. Rev. Series 2006-A (North Branc Proj.):
125,000	4.50%, 10/20/16	126,730
300,000	4.75%, 10/20/21	293,538
500,000	Richfield Sr. Hsg. Rev. Refunding Series 2004-A (Richfield Sr. Hsg., Inc. Proj.), 5.00%, 12/1/15	479,965
2,800,000	Rochester Multifamily Rev. Refunding Series 2000-A (Weatherstone Apts. Proj.) (LOC Household Fin.) (Mandatory Put 9/1/17) 6.375%, 9/1/37 (4)	3,031,308
	Shoreview Sr. Hsg. Rev. Series 2005-A (Shoreview Sr. Residence Proj.):
110,000	3.50%, 5/1/08	109,987
115,000	3.75%, 5/1/09	114,742
600,000	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1998(Northway Manor Apts. Proj.) (Section 8), 5.35%, 12/1/18	549,648
	St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
1,445,000	Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20	1,339,298
60,000	Series 1999-A (Parkview Terrace Apts. Proj.) (Section 8), 5.00%, 6/1/09	54,898
500,000	St. Louis Park Multifamily Hsg. Rev. Refunding Series 1998-A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20	507,480
	St. Louis Park Rev. Ref. Series 2006 (Roitenberg Family Proj.):
140,000	4.65%, 8/15/09	139,357
525,000	5.50%, 8/15/26	481,761
200,000	St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Series 1995
	(Sun Cliffe Apts. Proj.) (GNMA collateralized), 5.875%, 7/1/15	200,886
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev. Ref. Series 2007-A,
	(Marian Ctr. Proj.), 5.20%, 11/1/22	886,740
	St. Paul Hsg. & Redev. Auth. Rev. Series 2007-A (Rossy & Richard Schaller Proj.):
400,000	5.15%, 10/1/42	326,532
450,000	4.80%, 10/1/18	407,075
3,130,000	St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.) Senior
	Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33	3,286,344
735,000	Stillwater Multifamily Hsg. Rev. Series 2007 (Orleans Homes LP Proj.), 5.00%, 2/1/17 (4)	699,132
120,000	Victoria Sr. Hsg. Rev. Series 2003 (Chanhassen, Inc. Proj.), 5.50%, 8/1/18	117,403
	Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Ref. Series:
755,000	1999-A (Briar Pond Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14	760,655
695,000	2002 (Woodland Park Apts. Proj.) (Co. Guaranteed), 4.70%, 10/1/26	665,011
500,000	Woodbury Econ. Dev. Auth. Sr. Hsg. Rev. Series 2006-B (Summerhouse Woodbury Proj.),
	5.75%, 6/1/41	449,480

		61,664,689

Municipal Lease (2.3%) (5)
200,000	Andover Econ. Dev. Auth. Public Fac. Lease Rev. Series 2004 (Cmnty. Ctr. Proj.), 5.125%, 2/1/24	214,636
300,000	Andover Econ. Dev. Auth. Lease Rev. Prerefunded Series 2004 (Cmnty. Ctr. Proj.), 5.125%, 2/1/24	321,954
40,000	Anoka Co. C.O.P. Series 1998, 5.40%, 6/1/28	40,066
100,000	Big Lake Econ. Dev. Auth. Public Proj. Rev. Series 2005-A, 4.20%, 2/1/10	101,819
2,032,802	Carver Scott Co. Lease Purchase Agreement Series 2005, 5.00%, 8/4/20	1,891,563
50,000	Chaska Econ. Dev. Auth. ISD No. 112 Sch. Facs. Lease Rev. Series 1999-A, 5.125%, 12/1/09	52,289
89,000	Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993-A (Community Provider Program), 5.70%, 8/1/13	93,121
675,156	Intermediate Sch. Dist. 287 Lease Rev. Series 2006, 4.78%, 3/15/13	685,763
125,000	Mountain Iron Hsg. & Redev. Auth. Rev. Series 2001-A (Arrowhead Library Sys. Proj.), 5.00%, 9/1/09	128,451

Quantity ($)	Name of Issuer	Market Value ($)(1)
400,000	St. Paul Hsg. & Redev. Auth. Lease Rev. Series 2000 (Rivercentre Pkg. Ramp Proj.), 5.70%, 5/1/08	400,852
	Virginia Hsg. & Redev. Auth. Hlth. Care Fac. Lease Rev. Series 2005:
275,000	4.00%, 10/1/08	275,987
300,000	4.00%, 10/1/09	302,304
300,000	4.50%, 10/1/10	305,394
200,000	5.00%, 10/1/11	206,802
1,250,000	5.125%, 10/1/20	1,240,325
400,000	5.25%, 10/1/25	388,416
315,000	5.375%, 10/1/30	299,814

		6,949,556

Public Facilities (0.4%)
50,000	MN Agr. Soc. State Fair Rev. Series 2003, 5.00%, 9/15/20	50,069
250,000	Rockville Econ. Dev. Auth. Pub. Proj. Lease Rev. Series 2005-A, 4.00%, 2/1/14	253,460
	Spring Grove Econ. Dev. Auth. Pub. Proj. Rev. Series 2006-A:
135,000	4.625%, 2/1/12	137,880
255,000	5.00%, 2/1/16	258,652
125,000	5.10%, 2/1/18	126,129
	Victoria Recreational Facility Gross Rev. Series 2002:
70,000	4.75%, 2/1/12	72,066
75,000	4.75%, 8/1/12	77,213
85,000	5.10%, 8/1/15	87,881
205,000	Victoria Rec. Fac. Gross Rev. Ref. Crossover Series 2006-A, 4.55%, 8/1/17	187,270

		1,250,620

Single Family Mortgage (8.5%)
	Dakota Co. Cmnty. Dev. Agy. Single Family Mtg. Rev.:
2,897,892	Series 2006 (FNMA, GNMA, & FHLMC backed), 5.30%, 12/1/39 (4)	2,925,538
1,995,344	Series 2007-A (FNMA, GNMA, & FHLMC backed), 5.125%, 12/1/40 (4)	1,971,440
	Minneapolis- St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. (FNMA & GNMA backed):
25,000	Series 1997, 6.25%, 11/1/30	25,476
1,317,373	Series 2005-A3, 5.10%, 4/1/27	1,383,136
3,989,221	Series 2007-A1, 5.25%, 12/1/40 (4)	3,977,054
1,000,000	Series 2007-A2, 5.52%, 3/1/41	1,016,200
	MN HFA Single Family Mtg. Rev.:
395,000	Series 1994-E, 5.60%, 7/1/13	399,199
200,000	Series 1994-E, 5.90%, 7/1/25	205,226
75,000	Series 1996-D, 6.00%, 1/1/16	75,109
60,000	Series 1997-A, 5.60%, 7/1/09	60,547
220,000	Series 1997-I, 5.50%, 1/1/17	223,518
130,000	Series 1996-H, 6.00%, 1/1/21	130,123
530,000	Series 1997-D, 5.85%, 7/1/19 (4)	543,685
30,000	Series 1997-E, 5.90%, 7/1/29 (4)	30,789
15,000	Series 1997-G, 6.00%, 1/1/18	15,213
650,000	Series 1998-C, 5.25%, 1/1/17	663,617
45,000	Series 1998-F, 4.95%, 7/1/08	45,214
185,000	Series 1998-F-1, 5.45%, 1/1/17	187,144
55,000	Series 1998-F, 5.70%, 1/1/17	55,669
55,000	Series 1998-A, 4.80%, 7/1/09	55,812
60,000	Series 1998-A, 4.90%, 7/1/10	60,845
3,000,000	Series 1999-B, 5.20%, 7/1/17	3,029,010
315,000	Series 1999-B, 5.25%, 1/1/20	318,115
55,000	Series 1999-H, 5.30%, 7/1/11	56,179
100,000	Series 2000-A, 5.75%, 7/1/18	104,335

See accompanying notes to portfolios of investments on page 58.	53

Sit Minnesota Tax-Free Income Fund
March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
115,000	Series 2000-C, 6.10%, 7/1/30 (4)	120,306
320,000	Series 2003-I, 4.30%, 7/1/11 (4)	327,965
600,000	Series 2003-I, 5.10%, 7/1/20 (4)	601,086
1,000,000	Series 2005-G, 4.30%, 1/1/18	995,520
1,865,000	Series 2006-B, 5.00%, 1/1/37 (4)	1,888,312
1,950,000	Series 2006-M, 4.80%, 7/1/26 (4)	1,810,399
1,000,000	Series 2007-I, 4.75%, 7/1/27	903,830
2,000,000	Series 2007-Q, 5.15%, 7/1/28 (4)	1,881,260
		26,086,871
Utility (4.1%)
1,000,000	Chaska Elec. Rev. Ref. Series 2005-A (Generating Facs. Proj.), 5.25%, 10/1/25	1,001,230
200,000	Delano Wtr. & Pwr. Cmnty. Elec. Rev. Series 2000-A, 5.30%, 12/1/09	200,272
	Laurentian Energy Auth. MN Cogeneration Rev. Series 2005-A:
650,000	4.00%, 12/1/08	651,800
965,000	4.00%, 12/1/09	967,538
	MN Muni Pwr. Agy. Elec. Rev.:
	Series 2005:
1,550,000	5.00%, 10/1/30	1,511,172
4,465,000	5.00%, 10/1/35	4,272,246
700,000	Series 2007, 5.25%, 10/1/27	709,933
300,000	Princeton Public Utility Sys. Rev. Series 2004, 5.00%, 4/1/24	291,948
	Puerto Rico Commonwealth Aqueduct & Swr. Auth. Rev.:
450,000	Ref. Series 1995, 5.00%, 7/1/19	454,037
1,000,000	Sr. Lien Series 2008-A, zero coupon, 5.92% effective yield, 7/1/19	839,470
1,250,000	Puerto Rico Elec. Pwr. Auth. Rev. Ref. Series 2007-UU, variable rate, 7/1/25	875,000
125,000	Virgin Islands Pub. Fin. Auth. Sr. Lien Rev. Series 2004-A, 5.25%, 10/1/21	125,409
780,000	Virgin Islands Water & Power Auth. Water Sys. Rev. Ref. Series 1998, 5.50%, 7/1/17	789,461
		12,689,516
Other Revenue Bonds (9.5%)
830,000	Brooklyn Park Econ. Dev. Auth. Tax Increment Rev. Series 2007-A (Huntington Site Dev. Proj.), 5.00%, 2/1/10	853,091
	Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties - Medical Clinic Proj.):
250,000	5.15%, 12/1/08	249,902
1,750,000	5.60%, 12/1/15	1,746,622
	Columbia Heights Econ. Dev. Auth. Tax Increment Rev. Series 2007 (Huset Park Area Redev. Proj.):
295,000	5.00%, 2/15/17	285,539
510,000	5.20%, 2/15/22	470,011
900,000	Commissioner of Iron Range Resources and Rehab. Gross Rev. (Giant’s Ridge Rec. Area Proj.), Series 2000, 7.25%, 11/1/16	951,921
775,783	Crystal Governmental Fac. Rev. Series 2006, 5.095%, 12/15/26	700,657
450,000	Hopkins Hsg. & Redev. Tax Increment Rev. Series 2007 (Excelsior Crossings Proj.), 4.80%, 2/1/19	412,038
	Lakeville Liquor Rev. Series 2007:
145,000	5.00%, 2/1/11	148,644
165,000	5.00%, 2/1/14	168,503
190,000	5.00%, 2/1/17	189,183
210,000	5.00%, 2/1/22	197,965
235,000	5.00%, 2/1/27	212,113
230,000	McLeod Co. Commercial Dev. Rev. Series 2005 (Southwest MN Foundation Proj.), 5.125%, 12/1/31	230,635

Quantity ($)	Name of Issuer	Market Value ($)(1)
	Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
125,000	Series 1996-1 (LOC-U.S. Bank), 6.00%, 6/1/11	125,570
500,000	Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)	503,010
160,000	Series 2000-G2 (LOC-U.S. Bank), 6.00%, 12/1/20	165,350
270,000	Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08	270,937
	Minneapolis Tax Increment Rev. Refunding Series 2007 (East River/Unocal Site Proj.):
165,000	4.80%, 2/1/12	165,574
245,000	5.10%, 2/1/17	233,157
240,000	5.20%, 2/1/21	223,534
	Minneapolis Tax Increment Rev. Refunding Series 2004 (St. Anthony Falls Proj.):
600,000	4.50%, 2/1/13	582,714
75,000	4.40%, 2/1/09	75,104
100,000	4.50%, 2/1/10	100,326
100,000	4.60%, 2/1/11	100,020
125,000	4.70%, 2/1/12	123,827
125,000	4.80%, 2/1/13	123,309
600,000	Minneapolis Tax Increment Rev. Series 2006 (Grant Park Proj.), 5.00%, 2/1/16	590,046
1,000,000	MN Agr. & Econ. Dev. Board Rev. Series 2000-B (Small Business Dev. Proj.), 7.25%, 8/1/20 (4)	1,024,780
	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. Series 2006 (Metroplaines Proj.):
248,000	4.25%, 8/15/11	252,538
1,205,000	5.00%, 2/15/27	1,157,270
	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. Series 2007 (Silver Lake Vlg. Phase 1A Proj.):
500,000	4.75%, 2/1/17	473,335
500,000	4.90%, 2/1/22	445,040
	St. Paul Hsg. & Redev. Auth. Tax Increment Rev.:
155,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.40%, 8/1/09	157,415
100,000	Series 2001 (US Bank Operations Ctr. Proj.), 5.70%, 8/1/12	102,927
800,000	Series 2001 (US Bank Operations Ctr. Proj.), 6.125%, 8/1/19	810,472
1,115,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 2), 7.00%, 2/15/28	1,149,030
1,007,000	Series 2002 (North Quadrant Owner Occupied Proj. Phase 1), 7.50%, 2/15/28	1,031,188
3,000,000	Series 2002-A (Upper Landing Proj.), 6.80%, 3/1/29	3,066,090
1,962,000	Series 2002-B-2 (Upper Landing Proj.), 6.90%, 3/1/29	2,012,698
1,212,000	Series 2002 (Drake Marble Proj.), 6.75%, 3/1/28	1,235,452
1,286,000	Series 2004 (9th St. Lofts Proj.), 6.375%, 2/15/28	1,286,502
	St. Paul Port Auth. Lease Rev. Series 2007-1 (Regions Hosp. Parking Ramp Proj.):
155,000	5.00%, 8/1/09	155,109
200,000	5.00%, 8/1/10	200,074
390,000	5.00%, 8/1/11	389,501
555,000	5.00%, 8/1/21	497,452
1,150,000	5.00%, 8/1/36	922,829
715,000	St. Paul Recreational Facs. Gross Rev. Series 2005 (Highland National Proj.), 5.00%, 10/1/25	722,121
	Steele Co. Hlth. Care Fac. Gross Rev. Refunding Crossover Series 2005-B:
475,000	4.65%, 6/1/20	460,375
300,000	5.00%, 6/1/30	281,994
120,000	Steele Co. Hlth. Care Fac. Gross Rev. Unref. Bal. Series 2000 (Elderly Housing Proj.), 6.625%, 6/1/20	125,239
620,000	Steele Co. Hlth. Care Fac. Gross. Rev. Prerefunded Series 2000 (Elderly Hsg. Proj.), 6.625%, 6/1/20	667,182
265,000	Virgin Islands Public Fin. Auth. Rev. Gross Receipts Taxes Loan Series 1999-A, 5.625%, 10/1/10	273,022
		29,098,937

Total municipal bonds (cost: $300,714,666)		291,102,998

See accompanying notes to portfolios of investments on page 58.	55

Sit Minnesota Tax-Free Income Fund
March 31, 2008 Portfolio of Investments

Quantity ($)	Name of Issuer	Market Value ($)(1)
Closed-End Mutual Funds (1.3%) (2)
10,900	Delaware Investments Minnesota Municipal Income Fund II	146,605
107,200	First American Minnesota Municipal Income Fund II	1,439,696
177,200	MN Municipal Income Portfolio	2,351,444

Total closed-end mutual funds (cost: $4,011,213)		3,937,745

Short-Term Securities (3.0%) (2)
1,100,000	Mpls. & St. Paul Hsg. & Redev. Auth. Hlth. Care Series 2007-A (Children’s Proj.), variable rate, 8/15/37	1,100,000
1,000,000	Robbinsdale Hlth. Care Facs. Rev. Series 2003-I (North Memorial Proj.), variable rate, 5/15/33	1,000,000
930,000	St. Paul Hsg. & Redev. Auth. Rev. Series 2007-B (Rossy & Richard Shaller Proj.), variable rate, 4/1/22	930,000
6,081,621	Wells Fargo Minnesota Municipal Cash Fund, 1.37%	6,081,621

Total Short-Term Securities (cost: $9,111,621)		9,111,621

Total investments in securities (cost: $313,837,499) (6)		$304,152,364

56	See accompanying notes to portfolios of investments on page 58.

This page has been left blank intentionally.

Sit Mutual Funds
March 31, 2008

Notes to Portfolios of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.
(2)	Percentage figures indicate percentage of total net assets.
(3)	At March 31, 2008, 2.0% of net assets in the U.S. Government Securities Fund were invested in GNMA mobile home pass-through securities.
(4)

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2008, 10.2% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5)

Rule 144A Securities, Section 4(2) Commercial Paper, and Municipal Lease Securities (“Restricted Securities”) held by the Funds which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(6)	At March 31, 2008, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

	Money Market Fund	U.S. Government Securities Fund

Cost for federal income tax purposes	$71,694,659	$249,296,326

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	—	$6,870,835
Gross unrealized depreciation	—	(739,792)

Net unrealized appreciation (depreciation)	—	$6,131,043

	Tax-Free Income Fund	Minnesota Tax-Free Income Fund

Cost for federal income tax purposes	$346,193,575	$313,837,499

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$928,729	$1,837,316
Gross unrealized depreciation	(27,081,466)	(11,522,453)

Net unrealized appreciation (depreciation)	($26,152,737)	($9,685,137)

(7)

These securities have been identified by the investment adviser as illiquid securities. The aggregate value of these securities at March 31, 2008, is $3,620,804 and $489,000 in the Tax-Free Income and Minnesota Tax-Free Income Funds respectively, which represents 1.1% and 0.2% of the Fund’s net assets, respectively.

(8)	Presently non-income producing securities. Items identified are in default as to payment of interest.
(9)	At March 31, 2008, the total cost of investments purchased on a when-issued or forward-commitment basis was $317,240 for the Tax-Free Income Fund.

This page has been left blank intentionally.

Sit Mutual Funds
March 31, 2008

Statements of Assets and Liabilities

ASSETS	Money Market Fund	U.S. Government Securities Fund

Investments in securities, at identified cost	$71,694,659	$249,296,326

Investments in securities, at market value - see accompanying schedules for detail	$71,694,659	$255,427,369
Cash in bank on demand deposit	477	—
Accrued interest and dividends receivable	172,681	1,701,145
Receivable for investment securities sold	—	—
Receivable for principal paydowns	—	73,121
Other receivables	—	—
Receivable for Fund shares sold	—	71,734

Total assets	71,867,817	257,273,369

LIABILITIES
Disbursements in excess of cash balances	—	1,543,586
Payable for investment securities purchased - when issued (note 1)	—	—
Payable for investment securities purchased	—	—
Payable for Fund shares redeemed	—	41,234
Cash portion of dividends payable to shareholders	191,764	831,001
Other payables	1,478	13,019
Accrued investment management and advisory services fee	32,899	167,473

Total liabilities	226,141	2,596,313

Net assets applicable to outstanding capital stock	$71,641,676	$254,677,056

Net assets consist of:
Capital (par value and paid-in surplus)	$71,641,676	$251,979,353
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss) from security transactions	—	(3,433,340)
Unrealized appreciation (depreciation) on investments	—	6,131,043

	$71,641,676	$254,677,056

Outstanding shares	71,645,151	23,315,544

Net asset value per share of outstanding capital stock	$1.00	$10.92

ASSETS	Tax-Free Income Fund	Minnesota Tax-Free Income Fund

Investments in securities, at identified cost	$346,193,575	$313,837,499

Investments in securities, at market value - see accompanying schedules for detail	$320,040,838	$304,152,364
Cash in bank on demand deposit	418,431	65,242
Accrued interest and dividends receivable	4,795,819	4,809,620
Receivable for investment securities sold	667,494	—
Receivable for principal paydowns	—	—
Other receivables	15,000	21,350
Receivable for Fund shares sold	289,878	62,800

Total assets	326,227,460	309,111,376

LIABILITIES
Disbursements in excess of cash balances	—	—
Payable for investment securities purchased - when issued (note 1)	317,240	—
Payable for investment securities purchased	1,876,512	—
Payable for Fund shares redeemed	36,190	5,819
Cash portion of dividends payable to shareholders	1,182,009	1,157,307
Other payables	12,503	—
Accrued investment management and advisory services fee	212,719	210,472

Total liabilities	3,637,173	1,373,598

Net assets applicable to outstanding capital stock	$322,590,287	$307,737,778

Net assets consist of:
Capital (par value and paid-in surplus)	$380,902,002	$326,605,447
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss) from security transactions	(32,158,978)	(9,182,532)
Unrealized appreciation (depreciation) on investments	(26,152,737)	(9,685,137)

	$322,590,287	$307,737,778

Outstanding shares	35,205,736	31,516,338

Net asset value per share of outstanding capital stock	$9.16	$9.76

See accompanying notes to financial statements on pages 66-70.	61

Sit Mutual Funds
One Year Ended March 31, 2008

Statements of Operations

	Money Market Fund	U.S. Government Securities Fund

Investment income:
Income:
Interest	$3,143,865	$11,517,589

Total income	3,143,865	11,517,589

Expenses (note 3):
Investment management and advisory services fee	493,859	1,789,364
Less fees and expenses absorbed by investment adviser	(164,223)	(99,726)

Total net expenses	329,636	1,689,638

Net investment income	2,814,229	9,827,951

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	—	149,773

Net change in unrealized appreciation (or depreciation) on investments	—	7,284,028

Net gain (loss) on investments	—	7,433,801

Net increase (decrease) in net assets resulting from operations	$2,814,229	$17,261,752

	Tax-Free Income Fund	Minnesota Tax-Free Income Fund

Investment income:
Income:
Interest	$18,440,392	$15,350,166

Total income	18,440,392	15,350,166

Expenses (note 3):
Investment management and advisory services fee	2,988,244	2,435,192
Less fees and expenses absorbed by investment adviser	(122,234)	—

Total net expenses	2,866,010	2,435,192

Net investment income	15,574,382	12,914,974

Realized and unrealized gain (loss) on investments :
Net realized gain (loss)	(3,652,467)	423,518

Net change in unrealized appreciation (or depreciation) on investments	(17,246,766)	(13,975,077)

Net gain (loss) on investments	(20,899,233)	(13,551,559)

Net increase (decrease) in net assets resulting from operations	($5,324,851)	($636,585)

See accompanying notes to financial statements on pages 66-70.	63

Sit Mutual Funds
Statements of Changes in Net Assets

	Money Market Fund		U.S. Government Securities Fund

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007

Operations:
Net investment income	$2,814,229	$3,045,336	$9,827,951	$9,805,228
Net realized gain (loss) on investments	—	—	149,773	(995,910)
Net change in unrealized appreciation (depreciation) of investments	—	—	7,284,028	3,040,999

Net increase (decrease) in net assets resulting from operations	2,814,229	3,045,336	17,261,752	11,850,317

Distributions to shareholders from:
Net investment income	(2,814,229)	(3,045,336)	(9,827,951)	(9,805,228)
Net realized gains on investments	—	—	—	—

Total distributions	(2,814,229)	(3,045,336)	(9,827,951)	(9,805,228)

Capital share transactions:
Proceeds from shares sold	308,100,622	228,663,487	99,963,980	54,637,396
Fund merger (note 4)	—	—	—	—
Reinvested distributions	1,648,171	1,685,472	9,526,214	9,659,292
Payments for shares redeemed	(290,622,893)	(247,515,120)	(60,625,032)	(102,358,453)

Increase (decrease) in net assets from capital share transactions	19,125,900	(17,166,161)	48,865,162	(38,061,765)

Total increase (decrease) in net assets	19,125,900	(17,166,161)	56,298,963	(36,016,676)
Net assets
Beginning of period	52,515,776	69,681,937	198,378,093	234,394,769

End of period	$71,641,676	$52,515,776	$254,677,056	$198,378,093

Capital transactions in shares:
Sold	308,100,622	228,663,487	9,322,328	5,218,496
Fund merger (note 4)	—	—	—	—
Reinvested distributions	1,648,171	1,685,472	896,508	922,551
Redeemed	(290,622,893)	(247,515,120)	(5,695,620)	(9,768,659)

Net increase (decrease)	19,125,900	(17,166,161)	4,523,216	(3,627,612)

	Tax-Free Income Fund		Minnesota Tax-Free Income Fund

	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007

Operations:
Net investment income	$15,574,382	$14,462,903	$12,914,974	$11,454,764
Net realized gain (loss) on investments	(3,652,467)	755,205	423,518	46,712
Net change in unrealized appreciation (depreciation) of investments	(17,246,766)	(838,265)	(13,975,077)	2,372,026

Net increase (decrease) in net assets resulting from operations	(5,324,851)	14,379,843	(636,585)	13,873,502

Distributions to shareholders from:
Net investment income	(15,574,382)	(14,462,903)	(12,914,974)	(11,454,764)
Net realized gains on investments	—	—	—	—

Total distributions	(15,574,382)	(14,462,903)	(12,914,974)	(11,454,764)

Capital share transactions:
Proceeds from shares sold	105,291,583	112,626,064	132,073,267	94,800,905
Fund merger (note 4)	2,508,485	—	—	—
Reinvested distributions	13,814,892	12,778,006	10,487,814	9,353,492
Payments for shares redeemed	(155,674,585)	(114,719,972)	(110,193,270)	(80,963,635)

Increase (decrease) in net assets from capital share transactions	(34,059,625)	10,684,098	32,367,811	23,190,762

Total increase (decrease) in net assets	(54,958,858)	10,601,038	18,816,252	25,609,500
Net assets
Beginning of period	377,549,145	366,948,107	288,921,526	263,312,026

End of period	$322,590,287	$377,549,145	$307,737,778	$288,921,526

Capital transactions in shares:
Sold	11,077,703	11,588,831	13,204,246	9,310,566
Fund merger (note 4)	260,940	—	—	—
Reinvested distributions	1,452,580	1,315,255	1,047,399	919,038
Redeemed	(16,413,251)	(11,813,651)	(11,025,230)	(7,954,513)

Net increase (decrease)	(3,622,028)	1,090,435	3,226,415	2,275,091

See accompanying notes to financial statements on pages 66-70.	65

Sit Mutual Funds
Notes to Financial Statements

(1)  Summary of Significant Accounting Policies

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:

Fund	Investment Objective

Money Market	Maximum current income with the preservation of capital and maintenance of liquidity.

U.S. Government Securities	High level of current income and safety of principal.

Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.

Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

Significant accounting policies followed by the Funds are summarized below:

Investments in Securities

Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Interest Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Line of Credit

The Funds have a $25,000,000 committed line of credit through PNC Bank, N.A., whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Funds had no borrowings outstanding during the year ended March 31, 2008.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Funds do not expect any changes to their fair valuation procedures for net assets and expect the only impact of this pronouncement will be a new disclosure of methods of fair value.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material impact on the Funds.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2005, 2006, and 2007 tax years for which the

Sit Mutual Funds
Notes to Financial Statements (continued)

applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2008 and 2007 were as follows:

Year Ended March 31, 2008:

	Ordinary Income	Long Term Capital Gain	Total
Money Market Fund	$2,814,229	—	$2,814,229
U.S. Government Securities Fund	$9,827,951	—	$9,827,951
Tax-Free Income Fund(*)	$15,574,382	—	$15,574,382
MN Tax-Free Income Fund(*)	$12,914,974	—	$12,914,974
(*) 100% of dividends were derived from interest on tax-exempt securities.

Year Ended March 31, 2007:

	Ordinary Income	Long Term Capital Gain	Total
Money Market Fund	$3,045,336	—	$3,045,336
U.S. Government Securities Fund	$9,805,228	—	$9,805,228
Tax-Free Income Fund(*)	$14,462,903	—	$14,462,903
MN Tax-Free Income Fund(*)	$11,454,764	—	$11,454,764
(*) 100% of dividends were derived from interest on tax-exempt securities.

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
Money Market Fund	$191,764	—	—
U.S. Government Securities Fund	$831,001	($3,433,340)	$6,131,043
Tax-Free Income	$1,182,009	($32,158,978)	($26,152,737)
MN Tax-Free Income	$1,157,307	($9,182,532)	($9,685,137)

On the statement of assets and liabilities for the U.S. Government Securities, Tax-Free Income, and Minnesota Tax-Free Income Funds, as a result of permanent book-to-tax differences, reclassification adjustments of $237,576, $232,560, and $59,532, respectively, were made to decrease additional paid-in capital and increase accumulated net realized gain (loss).

As of March 31, 2008, for federal income tax purposes, some Funds have capital loss carryovers which, if not offset by subsequent gains will begin to expire as follows:

	Loss Carryover	Expiration Year
U.S. Government Securities Fund	$3,433,340	2012
Tax-Free Income Fund	$32,158,978	2009
Minnesota Tax-Free Income Fund	$9,182,532	2009

Distributions
Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2) Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2008, were as follows:

	Purchases ($)	Proceeds ($)
U.S. Government Securities Fund	185,486,501	140,747,517
Tax-Free Income Fund	156,541,557	187,265,993
Minnesota Tax-Free Income Fund	138,044,460	111,747,679

For the Money Market Fund during the year ended March 31, 2008 purchases of and proceeds from sales and maturities of investment securities aggregated $1,219,043,793 and $1,203,029,385, respectively.

(3) Expenses

Investment Adviser
The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average

Sit Mutual Funds
Notes to Financial Statements (continued)

daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
Tax-Free Income Fund	.80%
Minnesota Tax-Free Income Fund	.80%

	First $50 Million	Over $50 Million
Money Market Fund	.80%	.60%
U.S. Government Securities Fund	1.00%	.80%

For the period October 1, 1993, through December 31, 2008, the Adviser has voluntarily agreed to limit the _at monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of ..70% of the Fund’s average daily net assets in excess of $250 million and .60% of the Fund’s average daily net assets in excess of $500 million. After December 31, 2008, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

For the period October 1, 1993, through December 31, 2008, the Adviser has voluntarily agreed to limit the _at monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund’s average daily net assets. After December 31, 2008, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

Transactions with affiliates
The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2008:

	Shares	% Shares Outstanding
Money Market Fund	36,413,780	50.8	(*)
U.S. Government Securities Fund	556,247	2.4
Tax-Free Income Fund	1,660,284	4.7
MN Tax-Free Income Fund	2,206,178	7.0
(*) 42.2% shares owned by other Sit Mutual Funds.

(4)  Fund Merger

Pursuant to a plan approved by the shareholders of the Sit Florida Tax-Free Income Fund (“Florida Fund”), the Tax-Free Income Fund (“Tax-Free Fund”) acquired all of the assets of the Florida Fund in exchange for shares of common stock of the Tax-Free Fund effective July 31, 2007. The aggregate net assets of the Tax-Free Fund immediately before the acquisition were $382,493,785 and the combined net assets immediately after the acquisition were $385,002,270. In exchange for 252,786 shares and $2,508,485 of net assets in the Florida Fund, the Tax-Free Fund issued 260,940 shares. The net assets of the Florida Fund consisted of: Capital stock of $2,533,478, Undistributed net investment income of $250, Accumulated net realized loss of ($19,027), and Unrealized depreciation of ($6,216). As a result of the merger, the Tax-Free Fund acquired capital loss carryovers, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains.

Sit Money Market Fund
Financial Highlights

	Years Ended March 31,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Operations:
Net investment income (1)	0.04	0.05	0.03	0.01	0.01

Total from operations	0.04	0.05	0.03	0.01	0.01

Distributions to Shareholders:
From net investment income	(0.04)	(0.05)	(0.03)	(0.01)	(0.01)

Net Asset Value:
End of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return (2)	4.43%	4.80%	3.28%	1.24%	0.60%

Net assets at end of period (000's omitted)	$71,642	$52,516	$69,682	$38,141	$44,610

Ratios (3):
Expenses (without waiver)	0.75%	0.75%	0.76%	0.80%	0.76%
Expenses (with waiver)	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (without waiver)	4.02%	4.45%	3.09%	0.92%	0.34%
Net investment income (with waiver)	4.27%	4.70%	3.35%	1.22%	0.60%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 0.80% of average daily net assets for the first $50 million in Fund net assets and 0.60% of average daily net assets for Fund assets exceeding $50 million. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

Sit U.S. Government Securities Fund

Financial Highlights

	Years Ended March 31,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$10.56	$10.45	$10.62	$10.79	$10.83

Operations:
Net investment income (1)	.50	.48	.43	.38	.27
Net realized and unrealized gains (losses) on investments	.36	.11	(.17)	(.17)	(.04)

Total from operations	.86	.59	.26	.21	.23

Distributions to Shareholders:
From net investment income	(.50)	(.48)	(.43)	(.38)	(.27)
From net realized gains	—	—	—	—	—

Total Distributions	(.50)	(.48)	(.43)	(.38)	(.27)

Net Asset Value:
End of period	$10.92	$10.56	$10.45	$10.62	$10.79

Total investment return (2)	8.37%	5.81%	2.45%	1.93%	2.19%

Net assets at end of period (000's omitted)	$254,677	$198,378	$234,395	$258,410	$287,442

Ratios (3):
Expenses (without waiver) (4)	0.85%	0.85%	0.84%	0.84%	0.83%
Expenses (with waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (without waiver)	4.61%	4.56%	3.99%	3.47%	2.45%
Net investment income (with waiver)	4.66%	4.61%	4.03%	3.51%	2.48%

Portfolio turnover rate (excluding short-term securities)	67.42%	43.98%	60.37%	36.64%	61.99%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Tax-Free Income Fund

Financial Highlights

	Years Ended March 31,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$9.72	$9.72	$9.77	$9.90	$9.94

Operations:
Net investment income (1)	.40	.38	.37	.38	.42
Net realized and unrealized gains (losses) on investments	(.56)	.00	(.05)	(.13)	(.04)

Total from operations	(.16)	.38	.32	.25	.38

Distributions to Shareholders:
From net investment income	(.40)	(.38)	(.37)	(.38)	(.42)
From net realized gains	—	—	—	—	—

Total distributions	(.40)	(.38)	(.37)	(.38)	(.42)

Net Asset Value:
End of period	$9.16	$9.72	$9.72	$9.77	$9.90

Total investment return (2)	(1.72%)	4.00%	3.35%	2.54%	3.89%

Net assets at end of period (000’s omitted)	$322,590	$377,549	$366,948	$353,868	$352,281

Ratios (3):
Expenses (without waiver) (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) (4)	0.77%	0.77%	0.77%	0.77%	0.76%
Net investment income (without waiver)	4.15%	3.90%	3.78%	3.81%	4.19%
Net investment income (with waiver)	4.18%	3.93%	3.81%	3.84%	4.23%

Portfolio turnover rate (excluding short-term securities)	42.93%	50.67%	32.93%	41 29%	32.33%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

The ratio information is calculated based on average daily net assets. Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Sit Minnesota Tax-Free Income Fund

Financial Highlights

	Years Ended March 31,

	2008	2007	2006	2005	2004

Net Asset Value:
Beginning of period	$10.21	$10.12	$10.09	$10.26	$10.22

Operations:
Net investment income (1)	.43	.42	.41	.44	.46
Net realized and unrealized gains (losses) on investments	(.45)	.09	.03	(.17)	.04

Total from operations	(.02)	.51	.44	.27	.50

Distributions to Shareholders:
From net investment income	(.43)	(.42)	(.41)	(.44)	(.46)

Net Asset Value:
End of period	$9.76	$10.21	$10.12	$10.09	$10.26

Total investment return (2)	(0.25%)	5.17%	4.46%	2.69%	4.99%

Net assets at end of period (000’s omitted)	$307,738	$288,922	$263,312	$233,034	$217,773

Ratios (3):
Expenses (4)	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	4.25%	4.17%	4.07%	4.33%	4.47%

Portfolio turnover rate (excluding short-term securities)	37.48%	28.42%	54.91%	29.33%	27.31%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)	The ratio information is calculated based on average daily net assets.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

This page has been left blank intentionally.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders
Sit Money Market Fund, Inc.
Sit U.S. Government Securities Fund, Inc.
Sit Mutual Funds II, Inc.:

          We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax Free Income Fund (a series of Sit Mutual Funds II, Inc.) (the “Funds”), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 16, 2008

This page has been left blank intentionally.

Sit Mutual Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Money Market Fund	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expenses Paid During Period* (10/1/07 - 3/31/08)
Actual	$1,000	$1,019.80	$2.52
Hypothetical (5% return before expenses)	$1,000	$1,022.50	$2.52
*Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

U.S. Government Securities Fund	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expenses Paid During Period* (10/1/07 - 3/31/08)
Actual	$1,000	$1,056.80	$4.10
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.03
*Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Tax-Free Income Fund	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expenses Paid During Period* (10/1/07 - 3/31/08)
Actual	$1,000	$ 982.00	$3.80
Hypothetical (5% return before expenses)	$1,000	$1,021.15	$3.88
*Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Minnesota Tax-Free Income Fund	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expenses Paid During Period* (10/1/07 - 3/31/08)
Actual	$1,000	$ 994.30	$3.98
Hypothetical (5% return before expenses)	$1,000	$1,021.00	$4.03
*Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Sit Mutual Funds

Federal Tax Information (Unaudited)

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

Money Market Fund
April 30, 2007	$0.00410		$–
May 31, 2007	0.00409		–
June 30, 2007	0.00385		–
July 31, 2007	0.00423		–
August 31, 2007	0.00400		–
September 30, 2007	0.00357		–
October 31, 2007	0.00405		–
November 30, 2007	0.00355		–
December 31, 2007	0.00353		–
January 31, 2008	0.00338		–
February 28, 2008	0.00271		–
March 31, 2008	0.00251		–

	$0.04358	(c)	$0.00000

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

U.S. Government Securities Fund
April 30, 2007	$0.04474		$–
May 31, 2007	0.04355		–
June 30, 2007	0.04415		–
July 31, 2007	0.04318		–
August 31, 2007	0.04058		–
September 30, 2007	0.03914		–
October 31, 2007	0.04544		–
November 30, 2007	0.04284		–
December 31, 2007	0.03984		–
January 31, 2008	0.03866		–
February 28, 2008	0.03854		–
March 31, 2008	0.03947		–

	$0.50013	(c)	$0.00000

Tax-Free Income Fund
April 30, 2007	$0.03319		$–
May 31, 2007	0.03308		–
June 30, 2007	0.03215		–
July 31, 2007	0.03615		–
August 31, 2007	0.03285		–
September 30, 2007	0.03006		–
October 31, 2007	0.03525		–
November 30, 2007	0.03230		–
December 31, 2007	0.03369		–
January 31, 2008	0.03331		–
February 28, 2008	0.03184		–
March 31, 2008	0.03371		–

	$0.39759	(d)	$0.00000

Minnesota Tax-Free Income Fund
April 30, 2007	0.03577		–
May 31, 2007	0.03599		–
June 30, 2007	0.03530		–
July 31, 2007	0.03923		–
August 31, 2007	0.03503		–
September 30, 2007	0.03150		–
October 31, 2007	0.03721		–
November 30, 2007	0.03352		–
December 31, 2007	0.03634		–
January 31, 2008	0.03548		–
February 28, 2008	0.03401		–
March 31, 2008	0.03648		–

	$0.42587	(d)	$0.00000

a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

b)	Taxable as long-term gain.

c)	Taxable as dividend income and does not qualify for deduction by corporations or reduced dividend income tax rate for individuals.

d)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

This page has been left blank intentionally.

Sit Mutual Funds
Information about Directors and Officers

The Sit Mutual Funds are a family of no-load mutual funds. The Bond Funds described in this Bond Funds Annual Report are the Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The stock funds within the Sit Mutual Fund family are described in a Stock Funds Statement of Additional Information (SAI). The Sit Money Market Fund, Sit U.S. Government Securities Fund, the corporate issuer of the Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund have a Board of Directors and officer. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officer of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Give Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
INTERESTED DIRECTORS:
Eugene C. Sit (2) Age: 69	Director and Chairman	Director since inception.	Chairman, Co-CEO and Co- Global CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/Kim International Investment Associates II, LLC. (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).	12	Corning Incorporated; Smurfit - Stone Container Corporation
William E. Frenzel (2) Age: 79	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.
INDEPENDENT DIRECTORS:
Sidney L. Jones Age: 74	Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	12	None.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Bruce C. Lueck Age: 67	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	12	None.
John P. Fagan Age: 77	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member of Board of St. Joseph’s College in Rensselar, Indiana.	12	None.
Donald W. Phillips Age: 59	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.
Melvin C. Bahle Age: 89	Director	Director since 2005; Director Emeritus 1995 to 2005, and Director from 1984 to 1995, or the Fund’s inception date.	Director and/or officer of several foundations and charitable organizations.	12	None.

OFFICERS:
Michael C. Brilley Age: 62	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed- Income Officer of SF.	N/A	N/A
Roger J. Sit (3) Age: 46	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998.	Director, President, Co-CEO and Co-Global CIO of the Adviser; Director, President, Co-CEO and Co-Global CIO of Sit/Kim; Director of SF.	N/A	N/A

Sit Mutual Funds
Information about Directors and Officers (Continued)

Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Debra A. Sit (3) Age: 47	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.	N/A	N/A
Bryce A. Doty Age: 41	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 46	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A
Mark H. Book Age: 44	Vice President - Investments	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul E. Rasmussen Age: 47	Vice President & Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 62	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Carla J. Rose Age: 41	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.

Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor.

				N/A	N/A

Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)
Kelly K. Boston Age: 39	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

3)	Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.

4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Sit Mutual Funds
Additional Information

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting polices and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available 1) without charge upon request by calling the Funds at 1-800-332-5580; and 2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Funds’ Forms N-Q is also available without charge upon request by calling the Funds at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 22, 2007 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; Sit U.S. Government Securities Fund, Inc. dated November 1, 1992; and Sit Money Market Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $7.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’

Sit Mutual Funds
Additional Information (continued)

expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements, both before and after the voluntary waiver of fees by SIA with respect to the Tax-Free Income Fund, U.S. Government Fund and Money Market Fund. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category for each Fund. The Directors noted that each Fund’s total expense ratio compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category, and are lower than the average total expense ratio for the full Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. It was noted that three of the fixed-income funds have tiered investment fee schedules after SIA’s voluntary fee waiver. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the limited size of the Funds, negotiating a graduated fee structure for each Fund is unnecessary since it is unlikely that the size of the Funds will increase enough to justify a graduated fee schedule within the near future.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

A Look at Sit Mutual Funds

          Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7.5 billion for some of America’s largest corporations, foundations and endowments.

          Sit Mutual Funds are comprised of eleven no-load Funds. The Stock Funds, excluding the Balanced Fund, charge a 2% redemption fee on shares held less than 30 days.

Sit Mutual Funds offer:

•          Free telephone exchange
•          Dollar-cost averaging through an automatic investment plan
•          Electronic transfer for purchases and redemptions
•          Free checkwriting privileges on Bond Funds
•          Retirement accounts including IRAs and 401(k) plans

Higher Risk
Higher Growth Potential
Developing Markets Growth Fund
Small Cap Growth Fund
International Growth Fund
Mid Cap Growth Fund
High Growth: Long-term capital appreciation
HIGH GROWTH
Large Cap Growth Fund
Dividend Growth Fund
Balanced Fund
Growth: Long-term capital appreciation and income
GROWTH
Income: Increased income
Minnesota Tax-Free Income Fund
Tax-Free Income Fund
U.S. Government Securities Fund
INCOME
Money Market Fund
Stability: Safety of principal and current income
STABILITY
Lower Risk
Lower Growth Potential

A N N U A L  R E P O R T  B O N D  F U N D S

One Year Ended March 31, 2008

INVESTMENT ADVISER

Sit Investment Associates, Inc.
3300 IDS Center
80 South Eight Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR

SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN

PFPC Trust Company
P.O. Box 9763
Providence, RI 02940

TRANSFER AGENT AND
DISBURSING AGENT

PFPC, Inc.
P.O. Box 9763
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402

           www.sitfunds.com

Sit Mutual Funds

High Income Municipal Bond Fund
Annual Report

March 31, 2008

Sit Mutual Funds
HIGH INCOME MUNICIPAL BOND FUND ANNUAL REPORT
TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

Sit Mutual Funds

As published in the Annual Report of the Sit Bond Funds

Chairman’s Letter – Year Ended March 31, 2008

Dear fellow shareholders:

          Interest rates declined and the yield curve steepened as a result of multiple reductions in the targeted federal funds rate by the Federal Open Market Committee (FOMC), which were unprecedented in both their frequency and magnitude. The 3-month T-Bill yield declined the most during the past 12 months, dropping 3.71% to yield 1.32% at March 31, 2008, while the 30-year maturity U.S. Treasury yield fell by 0.54% to 4.31%. The Federal Reserve also aggressively continued to employ multiple methods of providing liquidity to banks and primary dealers to address the effects of the sub-prime mortgage crisis.

          The Federal Reserve cut rates a cumulative 300 basis points from the 5.25% peak last year. The most recent action occurred on March 18th when the FOMC voted to cut the federal funds target rate by 75 basis points to 2.25%. We expect that additional cuts will be made to help minimize the economic fallout caused by the decline in investor demand for mortgage securities backed by adjustable rate mortgages made to borrowers with lower credit quality. However, we believe the Fed has done so much already that the worst of the financial crisis is likely behind us.

          With respect to the U.S. economy, GDP growth slowed significantly in the first quarter of 2008 and we expect that second quarter real GDP growth will be slightly negative at -0.5%. To date, the key support factor for the U.S. economy has been the consumer sector which accounts for 70% of U.S. GDP. Changes in monthly real personal consumption expenditures (PCE) have been slowly declining since August 2007 and is on pace to fall below 2%. This trend has tracked the trend in unemployment and largely underpins our forecast for weak real U.S. GDP growth through the first half of 2008.

          The current difficulties in the residential real estate market are likely to persist for some time. Though housing starts appear to be near a bottom, new houses for sale, new house prices, and existing houses for sale all appear to have further to go in the correction phase. Despite this weakness, most homes are likely worth more than they were five years ago. The weak housing market has not prevented the annual headline CPI data from showing a sharp rise as rising fuel and food prices have continued throughout the year. However, core CPI (excludes food and energy) remains relatively mild at +2.4%.

          The U.S. dollar exchange rate declined to 70.3 in March, as measured by the Federal Reserve’s trade-weighted major currencies index. The decline has coincided with the worsening sub-prime mortgage crisis. As we move toward resolution of the U.S. credit crunch, the dollar is likely to rebound.

          February’s budget deficit of $176 billion was slightly worse than the expectation of $170 billion, and significantly worse than the $120 billion deficit recorded in February 2007. For the first five months of fiscal 2008 through February, receipts are up just +1.3 % while outlays have increased +10.2%.

For the fiscal 2008 budget, the Office of Management and Budget (OMB) currently projects a deficit of $410 billion which includes the recently passed economic stimulus bill.

Strategy Summary

          We expect the deceleration in U.S. economic growth to most likely bottom in the first half of 2008 due to the large amount of fiscal and monetary stimulus in place. However, we are forecasting the recovery to potential GDP growth to be rather drawn out, as all of the economic fallout from the real estate correction works its way through the system. As a result, we estimate that real GDP growth will be +1.2% for calendar year 2008. Our forecast for CPI inflation in 2008 is in a range between +3.0 % and +3.5%.

          The U.S. economy and financial markets experienced unprecedented difficulties over the past nine months. Liquidity, or credit, crises are driven by fear resulting from an inability to quantify the downside risk to various investments. Likewise, liquidity crises all eventually end once enough clarity returns for investors to be able to make rational risk/reward assessments.

          The uncertainty that sparked the current problems began with delinquencies for adjustable-rate subprime mortgages accelerating at rates – and reaching levels – never before witnessed, with seemingly no end in sight, making it difficult for analysts to have confidence in their valuation models. The unprecedented rise in delinquent loans and defaults was primarily due to the sharp increase in payments due as mortgage rates reset higher with the increase in short term rates that occurred last year. For example, typical adjustable-rate subprime mortgage borrowers typically would experience a $400 per month increase in their payment. Some suggest that other factors such as sloppy underwriting by lenders are to blame for the high default rates; however, the fixed-rate mortgages made with admittedly low levels of borrower documentation are defaulting at rates that are a fraction of the average default rates for adjustable-rate subprime mortgages, so the problem is more pervasive than this argument suggests.

          The first signs of the effects of “reset shock” appeared in the fourth quarter of 2006. This followed the first batch of subprime adjustable-rate mortgages that had to contend with the Federal Reserve’s determined efforts to raise interest rates. The sudden and unprecedented spike in defaults halted funding for subprime borrowers by February of 2007. As a result, just as the largest waves of resets were about to occur, subprime borrowers were denied the opportunity to refinance into a fixed-rate mortgage.

          Thankfully, the underlying cause of the mortgage problems is now being addressed. Specifically, the “reset shock” for all borrowers with an adjustable-rate mortgage has been effectively eliminated for mortgages resetting after April 1, 2008. Also, nearly every mortgage that reset higher in 2007

2

will have its interest rate and monthly payment decline in coming months. The average initial rate of currently outstanding subprime adjustable-rate mortgages is 8.5%. The reset formula uses 6-Month LIBOR yield plus 6.0%. While 6-Month LIBOR ranged from 5.0% to 5.5% during 2007, LIBOR yields have recently been between 2.4% and 2.9%. Prime, or higher quality, borrowers with adjustable-rate mortgages have their rate reset at 2.5% over T-Bill yields which means their rate will come down to around 4.25%. Conventional mortgage rates have also dropped significantly and $10 to $15 billion of new mortgages are being originated every week. The specter of massive defaults from $400 billion of adjustable-rate subprime mortgages scheduled to reset in 2008 has been transformed into a source of economic stimulus in the second half of 2008. As a result of this and the roughly $150 billion in fiscal stimulus, we expect defaults to slow significantly over the coming months. In turn, the pressure on financial markets should lessen. The Federal Reserve has created several new liquidity facilities, including those that directly lend to primary dealers and that accept non-agency mortgages for the first time. Eventually, the Fed’s actions and the record buildup of $3.5 trillion in money market funds by investors looking for safety will seek higher yields, easing the liquidity crisis. Subprime mortgage losses will slow, but will still be large. However, the financial crisis should recede from a full-blown credit crunch where high-quality securities of all types suffer. With the return of rational valuations, market liquidity and normality will return.

          We continue to focus on securities with structures that offer relatively higher current yield and more stable price characteristics. We believe our emphasis on income will continue to provide attractive relative returns for long-term investors.

          Our investment approach remains focused on securities that provide incremental yield and stable credit outlooks. Despite recent underperformance, there are several factors that support our view that municipals offer a very attractive risk/reward profile in this environment, including their relative yield valuations to taxable bonds, widening credit spreads, and a dislocation in market participants. In addition, the steepness of the yield curve suggests that the absolute yields offered by longer duration bonds are particularly attractive. Continued volatility from supply and demand imbalances should continue to provide opportunities in the near term. Portfolio diversification remains a key tenet in managing risk. Fundamental factors, including slow economic growth ahead and likely higher tax rates under a new political administration, add support to the technical factors to show that municipals are currently very attractively valued.

          Fixed-income investments are an important component to a well-diversified, long-term portfolio. We believe that the Sit Bond Funds, with dual objectives of high income and stability of principal, offer attractive risk/reward profiles to complement equity holdings. We appreciate your continued interest and involvement in Sit Mutual Funds and look forward to assisting you in achieving your long-term investment goals.

With best wishes,

Eugene C. Sit, CFA
Chairman and Co-Global Chief Investment Officer

3

Sit Mutual Funds

Average Annual Total Returns for Periods Ended December 31, 2007

The table below shows the Fund’s average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2007. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance. Index information does not reflect deductions for fees, expenses, or taxes. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

The Fund’s “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

The Fund’s “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

Sit High Income Municipal Bond Fund	1 Year	Since Inception*
Return Before Taxes	-2.5%	-2.5%
Return After Taxes on Distributions	-2.5%	-2.5%
Return After Taxes on Distributions and Sale of Fund Shares	-1.5%	-1.5%
Lehman Municipal Bond Index	3.4%	3.4%

*Inception date 12/31/06

4

This page has been left blank intentionally.

5

Sit High Income Municipal Bond Fund

One Year Ended March 31, 2008

Portfolio Managers
Michael C. Brilley • Debra A. Sit, CFA • Paul J. Jungquist, CFA

          The Fund’s inception was December 31, 2006. The Fund provided investors with a -4.89% total return for the fiscal year ended March 31, 2008 compared to a +1.91% return for the Lehman Municipal Bond Index. As of March 31, 2008, the Fund’s 30-day SEC yield was 4.92%, up from 3.56% at March 31, 2007 and its 12-month distribution rate was 4.28%.

          The municipal bond yield curve has steepened considerably over the past year, with short rates falling almost 200 basis points, while long-term yields rose 75 basis points. Aggressive easing by the Fed in the second half of 2007 and early 2008 was primarily responsible for the reduction in short-term yields, while the credit and liquidity crunch that affected all domestic fixed-income securities drove the increase in long-term yields. Deleveraging by hedge funds and the recent failures in the municipal auction-rate securities market also contributed to the steepening in the municipal yield curve. Spreads widened considerably for lower-rated and non-rated credits during the year. Municipal issuance, while slow in the first quarter of 2008, has picked up significantly as more failed auction-rate securities are converted to long-term, fixed-rate bonds. Issuance is expected to remain heavy throughout 2008. While it appears that the Fed is close to done for this easing cycle, the interest rate environment could remain challenging for the remainder of the year, as inflation concerns are growing. The Fund’s net asset value was volatile during this difficult year, falling from $10.01 at March 31, 2007 to $9.12 at March 31, 2008. The Fund experienced an increase in net assets over the year to approximately $25 million.

          The Fund’s most significant investments during the year were in the other revenue (primarily tax increment financing and land-secured) sector (22%), multi-family housing (primarily senior living) sector (17%), the healthcare (primarily hospitals) sector (15%), the education (primarily charter schools) sector (11%). The Fund will maintain significant weightings in these sectors going forward, but the weightings should decrease somewhat if the Fund grows and becomes more diversified. Almost 150 credits (half of which were rated) in thirty-six states were held in the Fund as of March 31. The Fund’s overall credit quality has remained BBB.

          We have lengthened the Fund’s average life duration to 5.6 years. Much of the lengthening occurred in the past six months, as we took advantage of the steep municipal yield curve and spread widening in lower investment grade bonds to lock in higher yields for the Fund. Demand should remain strong for lower-rated and non-rated bonds as after-tax yields on municipals far exceed most opportunities available in the taxable market. This market anomaly, with tax-exempt bonds yielding more than comparable maturity U.S. Treasuries, should benefit the Fund’s performance as long as it persists. The Fund will likely see a significant increase in emphasis on non-rated credits in the coming year if it grows and diversifies.

INVESTMENT OBJECTIVE AND STRATEGY

          The Fund seeks high current income that is exempt from federal regular income tax. The Fund seeks to achieve its objective by investing primarily in municipal securities that generate interest income that is exempt from regular federal income tax. During normal market conditions, the Fund invests 100% (and, as a fundamental policy, no less than 80%) of its net assets in such tax-exempt municipal securities.

PORTFOLIO SUMMARY

Net Asset Value 3/31/08:	$9.12 Per Share
3/31/07:	$10.01 Per Share
Total Net Assets:	$24.8 Million
30-day SEC Yield:	4.92%
Tax Equivalent Yield:	7.57%(1)
12-Month Distribution Rate:	4.28%
Average Maturity:	13.7 Years
Duration to Estimated Avg. Life:	5.6 Years(2)
Implied Duration:	5.8 Years(2)

(1) For individuals in the 35.0% federal tax bracket.

(2) See next page.

PORTFOLIO STRUCTURE
(% OF TOTAL NET ASSETS)

6

AVERAGE ANNUAL TOTAL RETURNS*
	Three Month**	Six Month**	One Year	Three Years	Since Inception (12/31/06)
Sit High Income Muni Bond Fund	-1.58	-3.33	-4.89	n/a	-3.24
Lehman Muni Bond Index	-0.61	0.75	1.91	n/a	2.18
Lehman High Yield Muni Bond Index/5 year	0.32	-0.23	0.20	n/a	1.13
Composite Index(3)	-0.12	0.28	1.08	n/a	1.68

CUMULATIVE TOTAL RETURNS*
	Three Month**	Six Month**	One Year	Three Years	Since Inception (12/31/06)
Sit High Income Muni Bond Fund	-1.58	-3.33	-4.89	n/a	-4.03
Lehman Muni Bond Index	-0.61	0.75	1.91	n/a	2.73
Lehman High Yield Muni Bond Index/5 year	0.32	-0.23	0.20	n/a	1.42
Composite Index(3)	-0.12	0.28	1.08	n/a	2.10
*As of 3/31/08 **Not annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. Management fees and administrative expenses are included in the Fund’s performance; however, fees and expenses are not incorporated in the Lehman Muni Bond Index.

GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/06) and held until 3/31/08 would have decreased to $9,597 in the Fund or grown to $10,273 in the Lehman Municipal Bond Index assuming reinvestment of all dividends and capital gains.

QUALITY RATINGS
(% OF TOTAL NET ASSETS)

Adviser’s Assessment of Non-Rated Securities
AAA	0.0%
AA	0.0
A	1.9
BBB	10.4
BB	25.9
<BB	2.7

Total	40.9%

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

(2)

Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser’s assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio’s implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

(3)	Composite Index (50% Lehman Municipal Bond Index and 50% Lehman High Yield Muni Bond Index/5 year).

7

Sit High Income Municipal Bond Fund

March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Market Value ($)(1)

Municipal Bonds (84.9%) (2)

Alabama (1.3%)
200,000	Huntsville-Redstone Vlg. Spl. Care Facs. Auth.	5.25	1/1/15	192,022
150,000	Pell City Spl. Care. Rev. (Noland Hlth. Svcs.)	5.25	12/1/27	130,539

				322,561

Alaska (1.6%)
250,000	AK Indl. Dev. & Expt. Rev. (Boys & Girls Home)	5.50	12/1/12	252,332
150,000	Matanuska-Susitna Boro COP (Animal Care) (6)	5.75	3/1/23	151,686

				404,018

Arizona (3.0%)
100,000	Apache Co. G.O. (Window Rock Sch. Impt.)	5.75	7/1/14	101,826
215,000	Apache Co. G.O. (Window Rock Sch. Impt.)	6.00	7/1/15	219,276
98,123	AZ Hlth. Facs. Auth. Rev. (New AZ Family)	5.25	1/7/27	97,230
100,000	Pima Co. Indl. Dev. Rev. (Academic Success)	5.38	7/1/22	93,695
250,000	Pima Co. Indl. Rev. Ref. (Tucson Country Day Sch.)	5.00	6/1/22	224,143

				736,170

California (3.2%)
150,000	CA Tob. Sec. Corp. Asset-Backed Sr. Rev.	5.10	6/1/28	118,755
140,000	CA Statewide Cmntys. Rev. (Lancer Educ.)	5.40	6/1/17	139,888
100,000	CA Statewide Cmntys. Spl. Tax Rev. (Orinda)	6.00	9/1/29	94,919
200,000	Dinuba Fin. Auth. Lease Rev. (Measure R Road)	5.10	9/1/22	190,378
30,000	Los Angeles Regl. Arpts. Impt. Lease Rev. (6)	10.25	1/1/13	33,120
200,000	Rialto Redev. Agy. Tax Alloc. (Merged Proj.)	6.25	9/1/37	205,848

				782,908

Colorado (3.1%)
200,000	Denver Hlth. & Hosp. Auth. Healthcare Rev. (4)	3.16	12/1/33	136,000
250,000	La Junta Hosp. Rev. (Ark Valley Regl. Med. Ctr.)	6.10	4/1/24	253,255
250,000	Park Creek Met. Dist. Ltd. Tax Sr. Rev. Ref.	5.50	12/1/37	241,130
150,000	Walker Field Pub. Arpt. Auth Rev.	4.75	12/1/27	127,601

				757,986

Connecticut (1.2%)
50,000	CT DFA Pollution Ctl. Rev. Ref. (CT Light & Power)	5.85	9/1/28	49,997
400,000	Mashantucket Western Pequot Tribe Sub. Spl. Rev. (5)	5.55	9/1/16	257,184

				307,181

Florida (11.9%)
250,000	Alachua Co. Health Facs. Rev. (Shands Healthcare) (4)	2.93	12/1/37	178,125
100,000	Connerton West Cap. Impt. Spl. Assmnt. Rev.	5.13	5/1/16	88,172
50,000	Gateway Svcs. Spl. Assmt. (Sun City Ctr.)	5.50	5/1/10	49,018
250,000	Gramercy Farms Cmnty. Dev. Dist. Spl. Assmnt.	5.10	5/1/14	225,857
225,000	Heritage Landing Cmnty. Dev. Spl. Assmt.	5.60	5/1/36	219,395
150,000	Highlands Co. Hlth. Facs. Rev. Ref. (Adventist)	5.00	11/15/31	138,094
250,000	Hollywood Cmnty. Redev. Agy. Rev.	5.63	3/1/24	250,922
100,000	Lake Ashton II Cmnty. Dev. Dist. Cap. Impt. Rev.	5.00	11/1/11	92,944
250,000	Lee Co. Indl. Rev. Ref. (Shell Pt/Alliance Cmnty.)	5.00	11/15/29	212,147
250,000	Lee Co. Indl. Dev. Auth. Rev. (Charter Foundation)	5.25	6/15/27	207,830
100,000	Madeira Cmnty. Dev. Dist. Spl. Assmt. Rev.	5.25	11/1/14	90,398
250,000	Main St. Cmnty. Dev. Dist. Cap. Impt. Spl. Assmt.	6.90	5/1/17	247,857
275,000	Miami Beach Hlth. Facs. Hosp. Rev. (Mt. Sinai)	5.38	11/15/28	235,521
100,000	Palm Beach Co. Hlth. Rev. Ref. (Acts Retirement)	5.00	11/15/20	92,229
140,000	St. Johns Co. Indl. Dev. Auth. Rev. Ref. (Bayview)	5.00	10/1/17	128,925
100,000	Sarasota Co. Hlth. Rev. (Vlg. on the Isle)	5.50	1/1/27	90,243
250,000	Sarasota Natl. Cmnty. Spl. Assessment	5.30	5/1/39	188,623
50,000	Seminole Tribe Spl. Oblig. Rev.	5.75	10/1/22	48,801
150,000	Stoneybrook South Cmnty. Spl. Asst. Rev.	5.45	11/1/15	135,179
25,000	Waters Edge Cmnty. Dev. Dist. Cap. Impt.	5.00	11/1/12	23,094

				2,943,374

Georgia (0.5%)
100,000	Med. Ctr. Hosp. Auth. (Spring Harbor Green Isl.)	5.25	7/1/27	80,869
30,000	Private Colleges & Univ. Rev. (Mercer Univ.)	5.38	10/1/29	28,551

				109,420

Guam (0.4%)
100,000	Northern Mariana Islands G.O.	5.00	10/1/22	89,958

Idaho (1.3%)
335,000	ID Hsg. & Fin. Assn. Rev. (ID Arts Center Sch.)	5.50	12/1/18	321,148

8

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Market Value ($)(1)

Illinois (6.2%)
250,000	Annawan Tax Alloc. (Patriot Renewable Fuels LLC)	5.63	1/1/18	229,547
150,000	Harvey Ref. & Impt. G.O.	5.50	12/1/27	139,596
250,000	IL Fin. Auth. Rev. (Sedgebrook Inc. Fac.)	5.40	11/15/16	233,075
165,000	IL Fin. Auth. Rev. (OSF Healthcare Sys.)	5.25	11/15/22	160,882
150,000	IL Fin. Auth. Rev. (Swedish American Hosp.)	5.00	11/15/23	151,507
205,000	IL Fin. Auth. Rev. (Intl. Ice Ctr.)	7.00	12/1/35	188,594
200,000	IL Fin. Auth. Rev. (North Shore Ice Arena)	6.25	12/1/38	195,130
55,000	IL Health Facs. Auth. Rev. (Condell Med. Ctr.)	5.50	5/15/32	51,580
100,000	Manhattan Spl. Tax. (Groebe Farm-Stonegate)	5.75	3/1/22	95,228
100,000	Southwestern IL Dev. Auth. Tax. Alloc. Rev. Ref.	7.00	10/1/22	96,137

				1,541,276

Iowa (1.9%)
200,000	Coralville Urban Renewal Rev. Tax Increment	5.00	6/1/47	166,988
150,000	IA Fin. Auth. Sr. Hsg. Rev. (Wedum Walnut Ridge)	5.00	12/1/14	141,451
200,000	IA Fin. Auth. Sr. Living (Deerfield Ret. Cmnty.)	5.50	11/15/27	171,656

				480,095

Indiana (2.5%)
200,000	IN Hlth. & Educ. Fac. Fing. Auth. Hosp. Rev.	5.50	3/1/22	190,100
200,000	Paoli Bldg. Corp. (First Mtg.)	5.00	1/15/32	201,954
250,000	St. Joseph Co. Hosp. Auth. Health. Facs. Rev.	5.25	2/15/28	221,495

				613,549

Kansas (1.9%)
200,000	Olathe Hlth. Facs. Rev. (Olathe Med. Ctr.)	5.00	9/1/29	192,116
300,000	Sterling Educ. Facs. Rev. (Sterling College)	5.25	11/1/24	277,740

				469,856

Louisiana (1.7%)
100,000	Caddo Parish Sew. Dist. No. 7 Rev. Ref.	6.60	11/1/24	104,400
215,000	LA Loc. Gov. Rev. (Cap. Pjs. & Equip. Acquisition)	6.55	9/1/25	205,331
125,000	St. John Baptist Parish Rev. (Marathon Oil)	5.13	6/1/37	109,700

				419,431

Maryland (1.1%)
250,000	Howard Co. Retirement Cmnty. Rev. (Vantage House)	5.25	4/1/27	213,512
50,000	MD State Hlth. & Hgr. Educ. Facs. (King Farm Pres)	5.00	1/1/17	47,511

				261,023

Massachusetts (1.1%)
100,000	MA State Hlth. & Educ. (Valley Regl. Hlth. Sys.)	5.75	7/1/18	100,143
180,000	MA Hlth. & Educ. Facs. Rev. (Springfield College)	5.25	10/15/33	170,555

				270,698

Michigan (4.4%)
250,000	Grand Traverse Academy Pub. Sch. Acad. Rev. Ref.	5.00	11/1/22	223,007
50,000	Kentwood Econ. Ltd. Oblig. Rev. (Holland Home)	5.25	11/15/14	50,976
100,000	Kentwood Econ. Ltd. Oblig. Rev. (Holland Home)	5.38	11/15/36	86,850
190,000	MI Educ. Facs. Oblig. Rev. Ref. (Black River Sch.)	4.95	9/1/08	190,922
155,000	MI Educ. Facs. Oblig. Rev. Ref. (Bradford)	6.00	9/1/16	154,890
250,000	MI St. Bldg. Auth. Rev. (5)	5.98	10/15/21	121,838
40,000	MI St. Hosp. Rev. Ref. (Detroit Medical)	5.25	8/15/27	36,290
250,000	MI Tob. Settlement Fin. Auth. Sr. Rev.	5.13	6/1/22	234,518

				1,099,291

Minnesota (5.3%)
100,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC)	5.50	8/1/25	90,841
100,000	Columbia Heights Econ. Dev. Rev. (Huset Park)	5.00	2/15/17	96,793
100,000	Cuyuna Range Hosp. Dist. Hlth. Facs. Rev. Ref.	5.00	6/1/29	89,974
225,000	Lakeville Liquor Rev.	5.00	2/1/27	203,087
180,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes)	5.25	10/1/13	179,872
85,000	St. Cloud Hsg. & Redev. MF Rev. (Germain Towers)	5.90	9/1/20	78,782
200,000	St. Paul Hsg. & Redev. Auth. MF (Marian Ctr.)	5.05	11/1/17	187,500
165,000	St. Paul Hsg. & Redev. Rev. (Cmnty. Peace Acad.)	5.00	12/1/18	159,819
150,000	St. Paul Hsg. & Redev. Auth. Rev. (US Bank Ops.)	6.50	8/1/22	150,626
100,000	St. Paul Hsg. & Redev. Rev. (Healthpartners)	5.25	5/15/36	88,023

				1,325,317

Missouri (2.1%)
140,000	Joplin Indl. Dev. Auth. Rev. Ref. (Christian)	5.50	5/15/17	131,936
250,000	MO Dev. Fin. Brd. Rev. (Arnold-Rd Infrastructure)	5.00	11/1/27	239,450
150,000	St. Louis Co. Indl. Rev. (St. Andrews)	5.38	12/1/27	147,600

				518,986

9

Sit High Income Municipal Bond Fund (continued)

March 31, 2008

Portfolio of Investments

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Market Value ($)(1)

Nevada (1.7%)
215,000	Clark Co. Impt. Dist. (128 Summerlin)	5.00	2/1/20	190,430
250,000	Clark Co. Poll. Ctr. Rev. Ref. (Nev. Pwr. Co.)	5.30	10/1/11	240,817

				431,247

New Mexico (2.0%)
270,000	Farmington Poll. Ctr. Rev. Ref. (San Juan)	6.30	12/1/16	270,580
250,000	NM State Hosp. Equip. Rev. Ref. (Rehoboth)	5.00	8/15/17	225,105

				495,685

New York (2.1%)
100,000	Nassau Co. Indl. Rev. (Amsterdam at Harborside)	5.88	1/1/18	96,786
200,000	Seneca Nations Indians Cap. Impt. Auth.	5.00	12/1/23	175,598
255,000	Tobacco Settlement Fin. Corp. Rev.	5.00	6/1/11	255,314

				527,698

North Carolina (1.6%)
250,000	NC Med. Care. Cmmn. Rev. (Arc Projects)	5.80	10/1/34	239,258
200,000	NC Med.Care Cmnty. Retirement Facs. (Brookwood)	5.25	1/1/32	161,424

				400,682

North Dakota (0.4%)
105,000	City of Washburn (Bismarck State College Fdtn.)	5.01	4/1/32	101,421

Ohio (3.1%)
250,000	Akron Bath Copley Hosp. Rev. (Summa Hlth.)	5.25	11/15/31	243,710
300,000	Greene Co. Impt. Rev. Notes (Greene Town Ctr.)	6.00	3/5/09	301,596
250,000	Toledo-Lucas Co. Spl. Assmt. Rev. (Crocker Park)	5.38	12/1/35	227,758

				773,064

Oklahoma (1.2%)
195,000	Atoka Co. Hlth. Care Rev. (Atoka Mem. Hosp)	5.88	10/1/18	184,554
100,000	Grady Co. Indl. Auth. Lease Rev.	6.00	11/1/29	100,729

				285,283

Oregon (0.4%)
100,000	Oregon St. Hlth. Hsg. Educ. & Cultural Facs. Rev.	8.00	11/15/26	100,076

Pennsylvania (1.5%)
50,000	Grove City Area Rev. (United Cmnty Hosp.)	5.25	7/1/12	50,049
250,000	Lehigh Co. Gen. Purpose Rev. (St. Luke’s Hosp)	3.07	8/15/42	157,500
100,000	Lancaster Co. Hosp. Auth. Rev. (Brethren Vlg.)	5.20	7/1/12	101,276
60,000	Montgomery Co. Indl. Dev. Auth. (Whitemarsh)	6.00	2/1/21	56,711

				365,536

South Carolina (0.4%)
100,000	SC Jobs EDA Rev. Ref. & Impt. (Hampton Med.)	4.75	11/1/13	94,025

Tennessee (0.7%)
200,000	Blount Co. Hlth. & Educ. Facs. (Asbury, Inc.)	5.13	4/1/23	176,170

Texas (8.0%)
200,000	Abilene Hlth. Facs. Rev. (Sears Methodist)	5.15	11/15/28	192,140
125,000	Bexar Co. Hsg. Rev. Ref. (Nob Hill Apts.)	5.50	6/1/11	116,097
180,000	El Paso Hlth. Facs. Rev. (Bienvivir Sr. Hlth.)	7.00	8/15/12	196,166
135,000	Galveston Co. Muni. Util. No. 52	6.00	8/13/08	137,021
60,000	Harris Co. Hsg. Rev. Sr. Lien (Windsor Hsg. Fdn.)	6.30	6/1/25	60,124
250,000	Lewisville Combination Contract Impt. Rev.	6.75	10/1/32	243,610
100,000	Kerrville Hlth. Facs. Rev. (Sid Peterson)	5.45	8/15/35	89,759
200,000	North TX Twy. Rev. Ref. First Tier (7)	5.63	1/1/33	199,848
100,000	Richardson Rev. Ref. & Impt. (Baylor/Richardson)	5.63	12/1/28	94,903
50,000	Tarrant Co. Cultural Educ. Rev. (C.C. Young)	5.00	2/15/13	47,789
150,000	TX Pub. Fin. Auth. Rev. (Uplift Educ.)	5.35	12/1/17	149,318
250,000	Travis Co. Hlth. Dev. Corp. (Querencia Barton Cr.)	5.10	11/15/15	237,905
250,000	Tyler Hlth. Facs. Dev. Corp. (Mother Frances)	5.00	7/1/33	221,823

				1,986,503

Utah (1.4%)
200,000	Provo Charter Sch. Rev. (Freedom Academy Fdn.)	5.50	6/15/37	165,640
200,000	UT Assoc. Muni. Pwr. Sys. Rev.	5.00	5/1/27	178,488

				344,128

10

Quantity ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Market Value ($)(1)

Washington (2.1%)
200,000	Kalispel Tribe Indians Priority Dist. Rev.	6.20	1/1/16	193,740
100,000	Quinault Indian Nation Rev. Ref. & Impt. (Beach)	5.80	12/1/15	98,415
150,000	WA St. Hsg. Fin. Commn. Rev. (Skyline First Hill)	5.25	1/1/17	142,463
100,000	WA St. Hsg. Fin. Commn. Rev. (Skyline First Hill)	5.25	1/1/13	97,541

				532,159

Virginia (1.3%)
250,000	Fairfax Co. EDA Rev. (Goodwin House)	5.00	10/1/22	233,825
100,000	VA Tobacco Settlement Fin. Corp. Senior Rev.	5.00	6/1/47	78,914

				312,739

Wisconsin (1.3%)
110,000	Milwaukee Redev. Auth. Rev. (Academy of Learning)	5.50	8/1/22	100,406
130,000	Milwaukee Redev. Auth. (Science Ed. Consortium)	5.13	8/1/15	130,671
100,000	WI Hlth. & Educ. Facs. Auth. (Beaver Dam Hosp.)	6.00	8/15/19	96,560

				327,637

Total municipal bonds (cost: $22,520,061)				21,028,299

Closed-End Mutual Funds (2.2%) (2)
5,000	BlackRock MuniHoldings FL. Insured Fund (MFL)			60,550
10,000	DWS Strategic Muni Income Trust (KSM)			109,400
30,000	MFS High Income Muni trust (CXE)			159,000
20,000	Morgan Stanley Muni Income Opp. Trust (OIA)			151,800
5,000	Van Kampen Trust Invsmt. Grade Muni Fund (VGM)			68,800

Total closed-end mutual funds (cost: $574,473)				549,550

Short-Term Securities (5.5%) (2)
664,368	Dreyfus Tax-Exempt Cash Management Fund, 2.56%			664,368
700,000	Mpls. & St. Paul Hsg. & Redev. (Childrens Hosp.), variable rate, 8/15/37			700,000

Total Short-Term Securities (cost: $1,364,368)				1,364,368

Total investments in securities (cost: $24,458,901) (3)				$22,942,217

See accompanying notes to portfolio of investments on page 12.

11

Sit High Income Municipal Bond Fund

March 31, 2008

Notes to Portfolio of Investments

(1)	Securities are valued by procedures described in note 1 to the financial statements.

(2)	Percentage figures indicate percentage of total net assets.

(3)	At March 31, 2008, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes	$24,458,901

Unrealized appreciation (depreciation) on investments:
Gross unrealized appreciation	$53,434
Gross unrealized depreciation	(1,570,118)

Net unrealized appreciation (depreciation)	$(1,516,684)

(4)	Interest rate varies based on a predetermined schedule or to reflect current market conditions; rate shown is effective rate on March 31, 2008.

(5)	Zero coupon securities; rate shown is effective rate on purchase date.

(6)	Municipal Lease Securities (“Restricted Securities”) held by the Fund which have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

(7)	At March 31, 2008, the total cost of investments purchased on a when-issued or forward-commitment basis was $195,668.

12

Sit High Income Municipal Bond Fund
March 31, 2008

Statement of Assets and Liabilities

ASSETS
Investments in securities, at identified cost	$24,458,901

Investments in securities, at market value - see accompanying schedules for detail	$22,942,217
Cash in bank on demand deposit	1,783,387
Accrued interest and dividends receivable	349,802
Receivable for investment securities sold	—
Other receivables	—
Receivable for Fund shares sold	—

Total assets	25,075,406

LIABILITIES
Disbursements in excess of cash balances	—
Payable for investment securities purchased - when issued (note 1)	195,668
Payable for investment securities purchased	—
Payable for Fund shares redeemed	—
Cash portion of dividends payable to shareholders	86,722
Other payables	—
Accrued investment management and advisory fees	16,144

Total liabilities	298,534

Net assets applicable to outstanding capital stock	$24,776,872

Net assets consist of:
Capital (par value and paid-in surplus)	$26,342,804
Undistributed (distributions in excess of) net investment income	—
Accumulated net realized gain (loss) from security transactions	(49,248)
Unrealized appreciation (depreciation) on investments	(1,516,684)

$24,776,872

Outstanding shares	2,716,673

Net asset value per share of outstanding capital stock	$9.12

See accompanying notes to financial statements on pages 16-17.

13

Sit High Income Municipal Bond Fund

One Year Ended March 31, 2008

Statement of Operations

Investment income:
Income:
Interest	$808,249

Total income	808,249

Expenses (note 3):
Investment management and advisory services fee	94,018
Regulatory expenses	38,350
Fund administration services	43,500
Custodian fees	2,218

Total expenses	178,086

Less fees absorbed by the adviser	(44,894)

Total net expenses	133,192

Net investment income	675,057

Realized and unrealized gain (loss) on investments:

Net realized gain (loss)	(49,248)
Net change in unrealized appreciation (or depreciation) on investments	(1,515,744)

Net gain (loss) on investments	(1,564,992)

Net increase (decrease) in net assets resulting from operations	($889,935)

See accompanying notes to financial statements on pages 16-17.

14

Sit High Income Municipal Bond Fund

Statements of Changes in Net Assets

	Year Ended March 31 , 2008	Three Months Ended March 31 , 2007(*)

Operations:
Net investment income	$675,057	$33,347
Net realized gain (loss) on investments	(49,248)	—
Net change in unrealized appreciation (depreciation) of investments	(1,515,744)	(940)

Net increase (decrease) in net assets resulting from operations	(889,935)	32,407

Distributions to shareholders from:
Net investment income	(675,057)	(33,347)
Net realized gains on investments	—	—

Total distributions	(675,057)	(33,347)

Capital share transactions:
Proceeds from shares sold	18,313,440	9,577,067
Reinvested distributions	176,522	3,491
Payments for shares redeemed	(1,627,708)	(100,008)

Increase (decrease) in net assets from capital transactions	16,862,254	9,480,550

Total increase (decrease) in net assets	15,297,262	9,479,610

Net assets
Beginning of period	9,479,610	—

End of period	$24,776,872	$9,479,610

Capital transactions in shares:
Sold	1 ,922,409	956,431
Reinvested distributions	18,480	348
Redeemed	(170,994)	(10,001)

Net increase (decrease)	1 ,769,895	946,778

(*) Inception was 12/31/06.

See accompanying notes to financial statements on pages 16-17.
15

Sit High Income Municipal Bond Fund

Notes to Financial Statements

(1)	Summary of Significant Accounting Policies

The Sit High Income Municipal Bond Fund (the Fund) is a no-load fund, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company, or series thereof. The Fund is a series fund of Sit Mutual Funds II, Inc. The Fund has 10 billion authorized shares of capital stock that have a par value of $0.001. The Fund’s objective is to seek high current income that is exempt from regular income tax.

Significant accounting policies followed by the Fund are summarized below:

Investments in Securities

Securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the first in – first out basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

Line of Credit

The Fund has a $25,000,000 committed line of credit through PNC Bank, N. A., whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary purposes. Interest is charged to the Fund based on its borrowings at a rate equal to the Federal Funds Rate plus fifty basis points (0.50%). The Fund had no borrowings outstanding during the year ended March 31, 2008.

Recent Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund does not expect any changes to its fair valuation procedures for net assets and expects the only impact of this pronouncement will be a new disclosure of methods of fair value.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material impact on the Fund.

Federal Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Fund has recorded in its financial statements the full benefit of its tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Management has analyzed the Fund’s tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2008, no provision for income would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise returns for the 2007 tax year for which the applicable statutes of limitations have not expired

16

remain subject to examination by the Internal Revenue Service and state departments of revenue.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2008 were as follows:

	Ordinary Income	Long Term Capital Gain	Total
Year ended March 31, 2008	$675,057	—	$675,057
Period ended March 31, 2007	$33,347	—	$33,347

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$86,722
Accumulated Gain (Loss)	($49,248)
Unrealized Appreciation (Depreciation)	($1,516,684)

As of March 31, 2008, for federal income tax purposes, the Fund has a capital loss carryover of $49,248, which, if not offset by subsequent gains will begin to expire in 2016.

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Fund’s capital stock. Distributions from net investment income are declared daily and paid monthly for the Fund. Distributions from net realized gains, if any, will be made annually for the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2008, were as follows:

Purchases ($)	Proceeds ($	)
11,079,507	2,849,584

(3)	Expenses

Investment Adviser

The Fund has entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund’s assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of 0.60%. The Fund is obligated to pay all of its other operating expenses (including, but not limited to, custody, regulatory, and fund administration fees). Effective with the inception of the Fund (December 31, 2006) through June 30, 2008, the Adviser will voluntarily waive fees and reimburse other fund expenses so that total operating expenses, after waiver, do not exceed 0.85% of average daily net assets. The 0.85% expense limitation is determined on an annual basis and therefore these amounts may be recovered by the Adviser over the remainder of the calendar year. Fee waivers may be modified or discontinued at any time after June 30, 2008 with the approval of the Board of Directors without further notice to investors.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Fund as a whole owned 23,122 shares of the Fund as of March 31, 2008, which represented 0.9% of all shares outstanding.

17

Sit High Income Municipal Bond Fund
Financial Highlights

	Year ended March 31 , 2008	Three months ended March 31 , 2007

Net Asset Value:
Beginning of period	$10.01	$10.00

Operations:
Net investment income (1)	.41	.08
Net realized and unrealized gains (losses) on investments	(.89)	.01

Total from operations	(.48)	.09

Distributions to Shareholders:
From net investment income	(.41)	(.08)

Net Asset Value:
End of period	$9.12	$10.01

Total investment return (2)	(4.89%)	0.90%

Net assets at end of period (000’s omitted)	$24,777	$9,480

Ratios (3):
Expenses (without waiver) (4)	1.14%	4.69%
Expenses (with waiver) (4)	0.85%	0.85%
Net investment income (without waiver)	4.01%	(0.66%)
Net investment income (with waiver)	4.30%	3.18%

Portfolio turnover rate (excluding short-term securities)	19.38%	0.00%

(1)	The net investment income per share is based on average shares outstanding for the period.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)

Percentages for the period ended March 31, 2007 are adjusted to an annual rate.
The ratio information is calculated based on average daily net assets.
Total Fund expenses are limited to 0.85% of average daily net assets.
However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

(4)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

18

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders
Sit Mutual Funds II, Inc.:

          We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Sit High Income Municipal Bond Fund (a series of Sit Mutual Funds II, Inc.) (the “Fund”), as of March 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the year then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit High Income Municipal Bond Fund as of March 31, 2008, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from December 31, 2006 (commencement of operations) to March 31, 2007 in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 16, 2008

19

Sit High Income Municipal Bond Fund
Expense Example (Unaudited)

          As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007 to March 31, 2008.

Actual Expenses

          The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

          The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Sit High Income Muni Bond Fund	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expenses Paid During Period* (10/1/07-3/31/08)
Actual	$1,000	$966.70	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,020.75	$4.28

‘Expenses are equal to the Fund’s Annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

20

Sit High Income Municipal Bond Fund
Federal Tax Information (Unaudited)

          We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

Fund and Payable Date	Ordinary Income (a)		Long-Term Capital Gain (b)

High Income Municipal Bond Fund

April 30, 2007	$0.02932		$—
May 31, 2007	0.03558		—
June 30, 2007	0.03904		—
July 31, 2007	0.03685		—
August 31, 2007	0.03168		—
September 30, 2007	0.02782		—
October 31, 2007	0.03839		—
November 30, 2007	0.03520		—
December 31, 2007	0.03627		—
January 31, 2008	0.03542		—
February 28, 2008	0.03137		—
March 31, 2008	0.03508		—

	$0.41202	(c)	$0.00000

(a)	Includes distributions of short-term gains, if any, which are taxable as ordinary income.

(b)	Taxable as long-term gain.

(c)

100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

21

Sit High Income Municipal Bond Fund

Information About Directors and Officers

The Sit Mutual Funds are a family of no-load mutual funds. The Fund described in this Annual Report is the Sit High Income Municipal Bond Fund. There are four other bond funds within the Sit Mutual Fund family that are described in a separate Bond Funds Annual Report and Bonds Funds Statement of Additional Information (SAI). The seven stock funds within the Sit Mutual Fund family are described in a Stock Funds SAI. The corporate issuer of the Sit High Income Municipal Bond Fund has a Board of Directors and officers. Pursuant to Minnesota law, the Board of Directors is responsible for the management of the Fund and the establishment of the Fund’s policies. The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the directors and officers of the Fund is set forth below. The business address, unless otherwise noted below, is that of the Fund’s investment adviser — 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Board has a separate Audit Committee. The SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Address and Age	Position(s) Held With Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

INTERESTED DIRECTORS:

Eugene C. Sit (2) Age: 69	Director and Chairman	Director since inception.	Chairman, Co-CEO and Co-CIO of Sit Investment Associates, Inc. (the “Adviser”) and Sit/Kim International Investment Associates II, LLC (“Sit/Kim”); Director of SIA Securities Corp. (the “Distributor”), and Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”).	12	Corning Incorporated; Smurfit - Stone Container Corporation

William E. Frenzel (2) Age: 79	Director	Director since 1991 or the Fund’s inception if later.	Guest Scholar at The Brookings Institution and member of several government policy committees, foundations and organizations; Director of the Adviser; Director of SF.	12	None.

INDEPENDENT DIRECTORS:

Sidney L. Jones Age: 74	Director	Director since 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities; Senior Advisor to Lawrence and Co., Toronto, Canada (investment management).	12	None.

Bruce C. Lueck Age: 67	Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations. President & Chief Investment Officer, Okabena Investment Services, Inc. from 1985 to 2003; Board Member, Okabena Company from 1985 to 2003.	12	None.

John P. Fagan Age: 77	Director	Director since 2006 or the Fund’s inception, if later.	Honorary member of Board of St. Joseph’s College in Rensselar, Indiana.	12	None.

Donald W. Phillips Age: 59	Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; CEO and CIO of WestLB Asset Management (USA) LLC, 4/00 to 4/05.	12	None.

Melvin C. Bahle Age: 89	Director	Director since 2005; Director Emeritus from 1995 to 2005, and Director from 1984 to 1995, or the Fund’s inception if later.	Director and/or officer of several foundations and charitable organizations.	12	None.

22

OFFICERS:

Name, Address, and Age	Position(s) Held With Fund	Term of Office(1) and length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director(4)

Michael C. Brilley Age: 62	Senior Vice President	Re-Elected by the Boards annually; Officer since 1985.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director, President and Chief Fixed-Income Officer of SF.	N/A	N/A

Roger J. Sit (3) Age: 46	Executive Vice President	Re-Elected by the Boards annually; Officer since 1998.	Director, President, Co-CEO and Co-Global CIO of the Adviser; Director, President, Co-CEO and Co-Global CIO of Sit/Kim; Director of SF.	N/A	N/A

Debra A. Sit (3) Age: 47	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1994.	Vice President – Bond Investments of the Adviser; Senior Vice President, Assistant Treasurer and Assistant Secretary of SF; Assistant Treasurer and Assistant Secretary of Sit/Kim.	N/A	N/A

Bryce A. Doty Age: 41	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul J. Junquist Age: 46	Vice President - Investments	Re-Elected by the Boards annually; Officer since 1996.	Vice President and Portfolio Manager of SF.	N/A	N/A

Mark H. Book Age: 44	Vice President - Investments	Re-Elected by the Boards annually; Officer since 2002.	Vice President and Portfolio Manager of SF.	N/A	N/A

Paul E. Rasmussen Age: 47	Vice President & Treasurer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of Sit/Kim and SF; President & Treasurer of the Distributor.	N/A	N/A

Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55401 Age: 62	Secretary	Re-Elected by the Boards annually; Officer since 1984.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A

Carla J. Rose Age: 41	Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.

Vice President, Administration & Deputy Controller of the Adviser; Vice President, Administration and Controller of Sit/Kim; Controller and Treasurer of SF; Vice President and Assistant Secretary of the Distributor.

				N/A	N/A

Kelly K. Boston Age: 39	Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A

(1)	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.

(2)

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser. Mr. Frenzel is deemed to be an interested person because he is a director and shareholder of the Fund’s investment adviser.

(3)	Mr. Roger Sit is the son of Eugene C. Sit. Ms. Debra Sit is the daughter of Eugene C. Sit.

(4)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

23

Sit High Income Municipal Bond Fund

Additional Information

PROXY VOTING

The Fund follows certain policies and procedures for voting proxies for securities held in the portfolio. A description of the Fund’s proxy voting polices and procedures is available without charge upon request by calling the Fund at 1-800-332-5580.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q IS available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information on the Fund’s Forms N-Q is also available without charge upon request by calling the Fund at 1-800-332-5580.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At their meeting held on October 22, 2007 the Board of Directors of Sit Mutual Funds II, Inc. unanimously approved the investment management agreement entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. (the “Agreement”) with respect to the management of the Fund. The Board approved the Agreement after a lengthy discussion and consideration of various factors relating to both the Board’s selection of SIA as the investment adviser and the Board’s approval of the fee to be paid under the Agreement.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities generally, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration. SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Fund invests primarily in municipal securities that are not rated by a nationally recognized statistical rating organization, and may invest up to 60% of its assets in municipal securities rated below investment-grade.

The Directors discussed SIA’s consistent and well-defined investment process. The fixed income portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior founding professionals are actively involved in the investment process and have led the organization since its inception in 1981 which has provided not only organizational stability, but a consistent portfolio management style. The senior professionals of SIA are among the most experienced professionals in the industry.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Fund, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Fund currently requires at its present asset size. The Directors noted that SIA has the re-

24

sources of a $7.8 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Fund’s investment performance along with each of the Sit Mutual Funds’ investment performance on an absolute and comparable basis for the various periods discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Sit Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Fund.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Fund and specific terms of the Agreement, including the following.

Investment Performance. The Directors reviewed the investment performance of each of the Sit Mutual Funds for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Sit Funds have been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Fund will pay SIA a fee for its services equal to .60% per year of the Fund’s average daily net assets, and that the Fund shall bear all of its expenses. The Directors reviewed the average and median expense ratios of mutual funds within the same investment category of the Fund. The Directors noted that the Fund’s estimated total expense ratio based on projected level of total fund assets compares favorably to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fee set for the Fund is reasonable and appropriate. The Directors noted that through June 30, 2008, SIA will voluntarily waive fees and reimburse other fund expenses so that total operating expenses, after waiver, do not exceed 0.85% of average daily net assets.

The Directors discussed the anticipated benefit SIA will receive from the relationship with the Fund. The Board concluded that any benefits SIA receives from its relationship with the Fund are well within industry norms and are reflected in the amount of the fees paid by the Fund to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to its active and operating Funds in the Sit Mutual Fund Family of Funds (and its shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA, and concluded that both are consistent with industry standards.

25

ANNUAL REPORT - Sit High Income Municipal Bond Fund

One Year Ended March 31, 2008

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

DISTRIBUTOR
SIA Securities Corp.
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580

CUSTODIAN
PFPC Trust Company
P. O. Box 9763
Providence, Rl 02940

TRANSFER AGENT AND DISBURSING AGENT
PFPC Trust Company
P. O. Box 9763
Providence, Rl 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
90 South Seventh Street
Suite 4200
Minneapolis, MN 55402

LEGAL COUNSEL
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, MN 55402

Item 2:     Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:     Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:     Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2008	18,000	0	4,095	0
Fiscal year ended March 31, 2007	17,500	0	3,975	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)   (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $32,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:     Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:     Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:     Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Money Market Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2008

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date May 30, 2008

Item 2:     Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:     Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit ommittee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:     Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2008	16,800	0	4,095	0
Fiscal year ended March 31, 2007	16,300	0	3,975	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)   (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $32,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:     Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:     Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:     Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2008

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date May 30, 2008

Item 2:     Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:     Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Melvin C. Bahle, Mr. John P. Fagan, Mr. Sidney L. Jones, Mr. Bruce C. Lueck and Mr. Donald W. Phillips are audit committee financial experts serving on its audit committee. Mr. Bahle, Mr. Fagan, Mr. Jones, Mr. Lueck and Mr. Phillips are independent for purposes of this item.

Item 4:     Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008				2007
	Audit Fees	Audit Related	Tax Fees	Other Fees	Audit Fees	Audit Related	Tax Fees	Other Fees
Fiscal year ended March 31
Sit Mutual Funds II, Inc.
Sit Tax-Free Income Fund (series A)	24,000	0	4,095	0	22,000	0	3,975	0
Sit Minnesota Tax-Free Income Fund (series B)	19,000	0	4,095	0	18,500	0	3,975	0
Sit High Income Municipal Bond Fund (series D)	14,400	0	4,095	0	14,000	0	3,975	0

Total Mutual Funds II, Inc.	57,400	0	12,285	0	54,500	0	11,925	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)   (1)   The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)   No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g)   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $32,000, respectively.

(h)   The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:     Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:     Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:     Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures.

(a)   Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)   There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:   Exhibits.

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mutual Funds II, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 30, 2008

By (Signature and Title)	/s/ Eugene C. Sit
Eugene C. Sit
Chairman

Date May 30, 2008